UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.  Reports to Stockholders.

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable
Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Advisory Contract Renewal	37
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Economic Perspective

As investors reflect on 2018, the old adage of coming in like a lion and going out like a lamb should resonate strongly. While financial markets were certainly more volatile through the first three quarters of the year, we entered the fourth quarter with equities at record highs, interest rates trending higher given the strong U.S. economy and credit spreads only modestly wider on the year. Clouds of uncertainty had been slowly gathering over the markets for several months and finally unleashed a significantly higher degree of volatility across global equity and fixed income markets. The CBOE Volatility (VIX) index, a market estimate of future volatility, more than doubled in the fourth quarter and closed the year at 25.42, up 130% from the end of 2017.

A plethora of factors contributed to the shift in sentiment in the fourth quarter; increasing concern for a policy error from the Federal Reserve (the Fed), further deterioration in the U.S./China trade relationship, slowing global growth, particularly in China, political chaos in Washington and the EU and the uncertain outcome of the Brexit negotiations. Despite some positive news late in the quarter — a 90-day trade truce with China, an OPEC agreement to cut oil production and a softer tone from Fed chair Powell — equity returns ended on a negative note for the year, credit spreads continued to widen and the front end of the yield curve inverted. The S&P 500 Index was down 13.97% for the quarter and down 6.24% for the year. The ICE Bank of America Merrill Lynch US Corporate Index saw its option-adjusted spread (OAS) widen 46 basis points during the quarter to end the year at 159 basis points, underperforming U.S. Treasuries by 2.84%. Perhaps one additional headwind to risk assets in 2019 will be cash as a competing asset class. Not too long-ago investors earned virtually nothing on cash balances, yet are now earning 2-2.5% with little to no duration or credit risk, which may appeal to some risk-averse investors should volatility remain elevated or increase. For perspective, 3-month Treasury bills now have a higher yield than the dividend yield on the S&P 500 Index.

Federal Reserve Chairman Powell's comments in early October suggesting monetary policy was a "long way from neutral" following three rate increases in 2018, incited fears of a Fed policy error and an increasing likelihood of an economic recession. Interest rates increased and equities began to fall following these comments. The subsequent spike in equity volatility, a sharp decline in oil prices and lack of inflationary pressure had many speculating the Fed may signal a pause in rate increases at their November meeting. The FOMC disappointed in that regard, interest rates reversed course and equity volatility moved higher. While Chairman Powell attempted to walk those comments back a bit in late November, it was too late given the committee's apparent determination to continue raising short-term rates. Further complicating the FOMC's agenda were Chairman Powell's comments following the December rate increase that the balance sheet normalization was "on autopilot." The market interpreted this such that even if the Fed did slow the pace of rate increases in 2019, the

4

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

shift from quantitative easing to quantitative tightening is on a preset path and the risk of policy error remains elevated. While the Fed did reduce their outlook for rate increases in 2019 from 3 to 2 moves, it was not enough to calm the financial markets. Chairman Powell again reversed course on January 4, saying the Fed would be flexible in managing the balance sheet.

The second and third quarters of 2018 were the strongest back-to back-growth quarters in the U.S. since 2014. Furthermore, the unemployment rate gradually declined throughout the year and wage growth broke above 3% on a year-over-year basis. Both the services and manufacturing sectors remained comfortably in expansionary territory and consumer and business confidence remained elevated. Combine these factors with inflation metrics near the Fed's 2% target rate and the case could be made for the Federal Open Market Committee to continue its gradual path of rate increases. While the data in hand was supportive of the move, the disconnect between the market and the Fed appeared to be the outlook given growing uncertainties. Complicating their decision-making process further was the increasing criticism of the rate increases, and Chairman Powell specifically, from President Trump. It remains an interesting question if the Fed would have increased rates in December had that dynamic not been present. We believe the public criticism left them little choice but to raise rates and demonstrate their independence and unwillingness to bow to political pressure.

In 2019, we expect economic growth to slow back towards the 2% area as the marginal benefits from fiscal stimulus (tax reform) and deregulation fade, trade uncertainty slows business investment and tighter financial conditions resulting from lower equity markets and higher interest rates impacts sentiment and spending. With that said, we do not expect to see a recession in the U.S. in 2019, but do see rising risks for 2020 if the Fed continues to raise rates on their current path and if there is not a positive resolution to the U.S. and China trade relationship soon.

Market Summary and Fund Attribution

The Victory INCORE Investment Quality Bond VIP Series ("Fund") seeks to provide a high level of current income and capital appreciation without undue risk to principal. The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index ("Index") for 2018, -0.41% versus 0.01%. The underperformance was driven largely by the allocation to high yield credit as spreads widened dramatically late in the year, as well as the underweight position in U.S. Treasuries. This was somewhat offset by positive allocation effects from securitized sectors, most notably agency mortgage-backed securities. Security selection was additive to performance in most sectors except for industrials in the corporate bond space. Duration and yield curve positioning contributed positively to relative performance.

Coming into 2018, many expected negative absolute returns in fixed income given the likelihood of higher interest rates resulting from continued monetary policy tightening. This rang true for most of the year, but as volatility spiked in the fourth quarter and bond investors pushed back forcefully against the Fed's forecast by driving yields lower, many fixed income indices posted positive returns for the year. The Index generated a total return of 0.01% for 2018 after having been down 2.38% through October. Interest rates did continue to rise, but when the books closed on 2018, short term rates were up two to three times those of intermediate and long-term maturities flattening the yield curve further. The spread between

5

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

2-year and 10-year Treasury notes declined to 19 basis points (0.19%) while the 2-year to 5-year spread ended the year at 2 basis points (0.02%). The spread relationship between 1-year and 5-year notes witnessed an inversion of 9 basis points, underscoring the market's view of the Fed heading for a policy error if they continue tightening monetary policy via rates and quantitative tightening.

Within the Index, corporate bonds were the glaring underperformer for both the quarter and the year with excess returns of -3.10% and -3.15%, respectively. Credit concerns at General Electric (GE) and the large California utilities resulting from the wild fires, coupled with heavy outflows from high grade bond funds, pressured spreads materially wider. Additionally, fears of rating downgrades and recession added to anxiety and exacerbated the underperformance. For the year, excess returns in utilities fared the worst (-3.94%), followed by industrials (-3.34%) then financials (-2.62%). In the structured sectors, agency mortgages were the weakest performer from an excess returns perspective (-0.59%), followed by commercial mortgage backed securities (-0.39%), while asset-backed securities posted positive excess returns (0.13%). Corporate bonds were the only sector to post negative absolute returns for the year, all other primary sectors were positive, led by asset-backed securities at 1.77%. Interestingly, asset-backed securities were also the only sector to post positive excess returns for the full year. High yield credit suffered a similar year as investment grade credit, only worse. This sector posted an absolute return of -2.08% for the year and underperformed U.S. Treasuries by -3.58%.

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risks, in terms of duration, curve exposure and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs. The derivatives strategy with regards to futures contributed +22 basis points to overall performance while the credit default swap strategy contributed approximately -20 basis points for the 12 months ended December 31, 2018.

Market Positioning

Our allocation to investment grade (IG) credit declined further in the fourth quarter and resulted in an underweight position in BBB-rated corporate bonds relative to the Index. Additionally, our high yield exposure ended the year well below our maximum position. Our proprietary credit momentum signal continued to reduce exposure to IG credit as the option adjusted spread (OAS) of BBB-rated corporate bonds widened significantly over the trailing three months. Given this movement in OAS, valuations are now looking more compelling relative to fundamentals, yet we remain patient and ready to add risk when appropriate. Yield curve positioning and duration will be actively-managed based upon our proprietary trading signals as well as changes in the shape of the yield curve. The market's assessment of the Fed's actions/communication, as reflected by changes in the shape of the curve, will be a focal point in the coming quarters.

6

Victory Variable Insurance Funds

Victory INCORE Investment Quality Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class I
INCEPTION DATE	5/1/83
	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	–0.41%	0.01%
Three Year	2.40%	2.06%
Five Year	2.60%	2.52%
Ten Year	4.32%	3.48%
Since Inception	6.64%	N/A

Expense Ratios

Gross	0.61%
With Applicable Waivers	0.56%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Investment Quality Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Asset Backed Securities (4.4%)
AmeriCredit Automobile Receivables Trust , Series 2018-1, Class B, 3.26%, 1/18/24, Callable 1/18/22 @ 100 (a)	$1,000,000	$1,001,602
Avis Budget Rental Car Funding (AESOP) LLC , Series 2014-1, Class A, 2.46%, 7/20/20 (a) (b)	4,000,000	3,989,652
CarMax Auto Owner Trust , Series 2015-3, Class B, 2.28%, 4/15/21, Callable 11/15/19 @ 100	3,225,000	3,201,158
Drive Auto Receivables Trust , Series 2017-3, Class B, 2.30%, 5/17/21, Callable 7/15/20 @ 100	928,219	927,135
Drive Auto Receivables Trust , Series 2017-1, Class B, 2.36%, 3/15/21, Callable 7/15/20 @ 100 (a)	404,749	404,574
DT Auto Owner Trust , Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 9/15/20 @ 100 (a) (b)	834,111	833,589
DT Auto Owner Trust , Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 1/15/21 @ 100 (b)	1,678,942	1,675,888
Popular ABS Mortgage Pass-Through Trust , Series 2005-2, Class AV1B, 2.77% (LIBOR01M+26bps), 4/25/35, Callable 6/25/20 @ 100 (c)	911,784	906,325
Santander Drive Auto Receivables Trust , Series 2017-3, Class B, 2.19%, 3/15/22, Callable 12/15/20 @ 100 (a)	3,495,000	3,470,084
Santander Drive Auto Receivables Trust , Series 2018-2, Class B, 3.03%, 9/15/22, Callable 5/15/21 @ 100 (a)	4,250,000	4,242,019
Santander Drive Auto Receivables Trust , Series 2017-2, Class B, 2.21%, 10/15/21, Callable 6/15/20 @ 100 (a)	4,123,000	4,111,208
Santander Retail Auto Lease Trust , Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (a) (b)	3,825,000	3,813,862
Total Asset Backed Securities (Cost $28,649,051)		28,577,096
Collateralized Mortgage Obligations (2.5%)
Commercial Mortgage Trust , Series 2012-CR4, Class B, 3.70%, 10/15/45 (b)	4,580,000	4,394,159
DBUBS Mortgage Trust , Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a) (b)	4,500,000	4,612,044
GS Mortgage Securities Trust , Series 2012-GC6, Class B, 5.65%, 1/10/45 (a) (b) (d)	3,250,000	3,409,015
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (a)	603,301	601,706
WF-RBS Commercial Mortgage Trust , Series 2012-C6, Class B, 4.70%, 4/15/45	3,275,000	3,349,789
Total Collateralized Mortgage Obligations (Cost $17,845,924)		16,366,713
Residential Mortgage Backed Securities (1.0%)
Ameriquest Mortgage Securities, Inc. , Series 2003-5, Class A6, 4.16%, 4/25/33, Callable 1/25/19 @ 100 (a) (d)	84,772	84,594
Bear Stearns Alt-A Trust , Series 2003-3, Class 2A, 4.36%, 10/25/33, Callable 1/25/19 @ 100 (a) (d)	1,136,182	1,132,916
Countrywide Home Loans, Inc. , Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/19 @ 100	142,696	142,696

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp. , Series 2002-HE16, Class M1, 3.83% (LIBOR01M+132bps), 10/25/32, Callable 1/25/19 @ 100 (c)	$1,012,389	$1,008,722
GSR Mortgage Loan Trust , Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 1/25/19 @ 100 (a)	381,546	381,546
JPMorgan Mortgage Trust , Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 5/25/19 @ 100 (a)	54,431	54,313
JPMorgan Mortgage Trust , Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 8/25/37 @ 100 (a) (b) (d)	1,664,953	1,654,592
MASTR Adjustable Rate Mortgage Trust , Series 2004-13, Class 3A1, 4.44%, 11/21/34, Callable 1/21/19 @ 100 (d)	804,774	804,774
Prime Mortgage Trust , Series 2004-2, Class A3, 5.25%, 11/25/19, Callable 1/25/19 @ 100 (a)	19,375	19,375
Residential Funding Mortgage Securities I, Inc. , Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/19 @ 100 (a)	58,012	58,008
Structured Asset Securities Corp. , Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/19 @ 100 (a) (d)	839	840
Wells Fargo Mortgage Backed Securities Trust , Series 2004-Y, Class 3A1, 4.92%, 11/25/34, Callable 1/25/19 @ 100 (a) (d)	1,150,352	1,150,352
Wells Fargo Mortgage Backed Securities Trust , Series 2005-2, Class 2A1, 4.75%, 4/25/20, Callable 1/25/19 @ 100 (a)	27,247	27,247
Total Residential Mortgage Backed Securities (Cost $6,588,757)		6,519,975
Corporate Bonds (20.9%)
Communication Services (2.2%):
AT&T, Inc. 2.30%, 3/11/19 (a)	9,000,000	8,985,600
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	3,833,000	3,568,907
SES Global Americas Holdings GP, 5.30%, 3/25/44 (b)	2,475,000	2,142,707
		14,697,214
Consumer Discretionary (1.7%):
Hasbro, Inc., 6.35%, 3/15/40	2,155,000	2,265,508
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	4,305,000	4,250,413
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	2,624,000	2,512,585
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	1,220,000	1,204,482
		10,232,988
Consumer Staples (1.3%):
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	1,000,000	1,001,540
Mead Johnson Nutrition Co. 3.00%, 11/15/20 (e)	3,000,000	2,990,850
4.60%, 6/1/44, Callable 12/1/43 @ 100 (a)	2,091,000	2,143,191
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	1,835,000	1,789,529
		7,925,110
Energy (1.0%):
Dolphin Energy Ltd., 5.89%, 6/15/19 (b)	174,400	175,507
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	1,032,000	1,047,810
Marathon Petroleum Corp. 6.50%, 3/1/41, Callable 9/1/40 @ 100	1,285,000	1,382,519
5.85%, 12/15/45, Callable 6/15/45 @ 100	850,000	844,365

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Statoil ASA, 3.95%, 5/15/43	$930,000	$885,611
Valero Energy Corp., 6.63%, 6/15/37	2,520,000	2,777,443
		7,113,255
Financials (8.6%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	2,450,000	2,279,407
4.75%, 1/15/49, Callable 7/15/48 @ 100	595,000	607,132
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	1,648,000	1,654,905
Bank of America Corp. 2.33%, (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (c)	1,875,000	1,834,688
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	3,500,000	3,359,755
3.25%, 10/21/27, Callable 10/21/26 @ 100	1,775,000	1,643,153
BB&T Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	3,550,000	3,484,431
Cincinnati Financial Corp., 6.13%, 11/1/34	2,170,000	2,534,451
Citigroup, Inc., 3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (c)	1,760,000	1,573,669
HSBC Holdings PLC, 5.10%, 4/5/21 (a)	5,000,000	5,164,050
JPMorgan Chase & Co., 5.60%, 7/15/41	1,710,000	1,932,488
KeyBank NA, 2.25%, 3/16/20	6,523,000	6,452,290
Morgan Stanley 3.75%, 2/25/23 (a)	3,000,000	2,994,780
3.13%, 7/27/26, MTN	5,500,000	5,069,680
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (b)	1,720,000	1,703,884
The Goldman Sachs Group, Inc. 2.35%, 11/15/21, Callable 11/15/20 @ 100	4,540,000	4,374,063
5.75%, 1/24/22 (a)	2,750,000	2,879,360
UBS Group Funding Switzerland AG, 2.95%, 9/24/20 (a) (b)	3,750,000	3,710,138
Wells Fargo & Co., 4.90%, 11/17/45 (a)	1,850,000	1,801,919
		55,054,243
Health Care (1.9%):
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	1,825,000	1,709,916
Express Scripts Holding Co., 2.25%, 6/15/19 (a)	3,102,000	3,088,413
Gilead Sciences, Inc. 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	6,150,000	6,342,494
4.80%, 4/1/44, Callable 10/1/43 @ 100	1,285,000	1,282,957
		12,423,780
Industrials (1.5%):
AerCap Ireland Capital Ltd., 3.75%, 5/15/19 (a)	2,900,000	2,899,536
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	825,000	705,771
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	1,440,000	1,453,176
Rockwell Automation, Inc., 6.25%, 12/1/37	1,151,000	1,387,312
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	1,100,000	1,066,428
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	2,603,000	2,292,384
		9,804,607
Information Technology (0.7%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	1,569,000	1,658,904
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100 (e)	1,230,000	1,201,624
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	1,512,000	1,509,520
		4,370,048

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Materials (0.6%):
LyondellBasell Industries NV, 5.00%, 4/15/19, Callable 2/7/19 @ 100 (a)	$1,800,000	$1,801,170
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	1,415,000	1,418,183
5.20%, 11/2/40 (e)	723,000	799,848
		4,019,201
Utilities (1.4%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	1,800,000	1,691,082
Consolidated Edison, Inc., 6.30%, 8/15/37	1,870,000	2,284,504
Iberdrola International BV 6.75%, 9/15/33	373,000	429,129
6.75%, 7/15/36 (e)	783,000	935,481
Nevada Power Co., 6.65%, 4/1/36 (a)	600,000	767,742
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	1,546,000	1,702,285
Public Service Enterprise Group, Inc., 4.00%, 6/1/44, Callable 12/1/43 @ 100	1,289,000	1,238,587
		9,048,810
Total Corporate Bonds (Cost $139,919,786)		134,689,256
U.S. Government Mortgage Backed Agencies (62.1%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 7/1/39 (a)	2,043,268	2,163,136
Series 4139, Class DA, 1.25%, 12/15/27 (a)	7,884,802	7,472,041
Series 4395, Class PA, 2.50%, 4/15/37 (a)	3,049,119	2,963,296
7.00%, 9/1/38 (a)	77,650	88,552
Series 4290, Class CA, 3.50%, 12/15/38 – 3/1/48 (a)	30,806,409	30,945,872
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (a)	9,382,652	9,094,192
4.00%, 1/1/41 (a)	2,024,751	2,084,703
4.50%, 1/1/41 – 5/1/47 (a)	12,495,629	13,026,453
Series 4049, Class AB, 2.75%, 12/15/41 (a)	1,524,368	1,510,601
Series 4494, Class JA, 3.75%, 5/15/42 (a)	6,099,258	6,227,855
		75,576,701
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	2,881,957	3,188,520
5.00%, 4/1/23 – 12/1/39 (a)	1,416,745	1,504,451
7.50%, 12/1/29 (a)	46,931	53,677
8.00%, 1/1/30 – 9/1/30 (a)	24,195	27,828
7.00%, 2/1/32 – 6/1/32 (a)	38,746	44,148
4.63%(LIBOR12M+166bps), 12/1/36 (a) (c)	137,945	140,706
5.50%, 1/1/38 – 2/1/39 (a)	902,495	973,151
4.50%, 12/1/38 – 6/1/40 (a)	9,713,951	10,069,667
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (a)	9,286,424	9,040,121
Series 2013-137, Class A, 3.50%, 3/25/40 – 12/25/50 (a) (f)	115,540,716	115,804,972
4.00%, 9/1/40 – 1/25/49 (a) (f)	73,808,589	75,452,406
Series 2011-101, Class LA, 3.00%, 10/25/40 – 1/25/49 (a) (f)	85,968,130	84,085,178
Series 2013-81, Class KA, 2.75%, 9/25/42	6,070,611	5,935,384
Series 2013-44, Class PB, 1.75%, 1/25/43	6,503,444	6,049,673
		312,369,882

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
Government National Mortgage Association 6.00%, 10/15/32 (a)	$103,800	$114,676
Series 2014-42, Class AD, 2.50%, 7/16/41	522,412	511,327
Series 2016-116, Class GA, 1.75%, 11/20/44	12,028,027	11,300,784
		11,926,787
Multi-family (0.0%): (g)
Collateralized Mortgage Obligations (0.0%): (g)
Government National Mortgage Association 6.00%, 12/15/33 (a)	35,131	39,298
Total U.S. Government Mortgage Backed Agencies (Cost $402,652,080)		399,912,668
U.S. Treasury Obligations (25.3%)
U.S. Treasury Bonds 2.88%, 5/15/43 (a)	11,646,000	11,369,959
3.63%, 2/15/44 (a)	9,638,000	10,677,204
3.00%, 2/15/48	20,760,000	20,650,850
U.S. Treasury Notes 2.75%, 9/30/20	9,400,000	9,435,637
2.75%, 4/30/23 (a)	16,008,000	16,176,010
2.75%, 8/31/23	38,191,000	38,622,301
2.88%, 10/31/23	7,000,000	7,117,393
2.00%, 8/15/25 (a)	16,219,000	15,638,862
2.75%, 2/15/28 (a)	30,450,000	30,608,782
2.88%, 8/15/28	2,902,000	2,946,903
Total U.S. Treasury Obligations (Cost $158,058,375)		163,243,901
Collateral for Securities Loaned^ (0.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (h)	372,175	372,175
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (h)	537,775	537,775
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (h)	16,606	16,606
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (h)	206,766	206,766
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (h)	330,805	330,805
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (h)	496,239	496,239
Total Collateral for Securities Loaned (Cost $1,960,366)		1,960,366
Total Investments (Cost $755,674,339) — 116.5%		751,269,975
Liabilities in excess of other assets — (16.5)%		(106,268,538)
NET ASSETS — 100.00%		$645,001,437

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $32,115,037 and amounted to 4.9% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(d)  The rate for certain asset backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2018.

(e)  All or a portion of this security is on loan.

(f)  Security purchased on a when-issued basis.

(g)  Amount represents less than 0.05% of net assets.

(h)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	175	3/29/19	$19,842,598	$20,070,313	$227,715

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	317	3/20/19	$38,108,778	$38,678,946	$(570,168)
2-Year U.S.Treasury Note Future	145	3/29/19	30,585,834	30,785,327	(199,493)
30-Year U.S. Treasury Bond Future	128	3/20/19	17,905,683	18,688,000	(782,317)
					$(1,551,978)
Total unrealized appreciation					$227,715
Total unrealized depreciation					(1,551,978)
Total net unrealized appreciation(depreciation)					$(1,324,263)

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Investment Quality Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument	Fixed Deal Received Rate	Expiration Date	Payment Frequency	Implied Credit Spread at December 31, 2018 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 31	5.00%	12/20/23	Daily	4.46%	$60,800,000	$1,241,851	$4,407,260	$(3,165,409)
						$1,241,851	$4,407,260	$(3,165,409)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory INCORE Investment Quality Bond VIP Series
ASSETS:
Investments, at value (Cost $755,674,339)	$751,269,975	(a)
Cash and cash equivalents	10,801,618
Deposits with brokers for futures contracts	817,949
Deposits with brokers for swap agreements	4,318,538
Interest and dividends receivable	3,523,041
Receivable for capital shares issued	13,503
Receivable for investments sold	1,330,574
Variation margin receivable on open futures contracts	43,750
Variation margin receivable on open swap agreements	74,308
Receivable from Adviser	186,847
Total Assets	772,380,103
LIABILITIES:
Payables:
Collateral received on loaned securities	1,960,366
Investments purchased	124,641,125
Capital shares redeemed	94,550
Variation margin on open futures contracts	204,230
Accrued expenses and other payables:
Investment advisory fees	274,382
Administration fees	33,674
Custodian fees	7,920
Transfer agent fees	72,928
Chief Compliance Officer fees	1,228
Trustees' fees	628
Other accrued expenses	87,635
Total Liabilities	127,378,666
NET ASSETS:
Capital	649,062,734
Total distributable earnings/(loss)	(4,061,297)
Net Assets	$645,001,437
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	53,966,829
Net asset value:	$11.95

(a)  Includes $1,900,810 of securities on loan.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory INCORE Investment Quality Bond VIP Series
Investment Income:
Interest	$21,343,031
Securities lending (net of fees)	15,762
Total Income	21,358,793
Expenses:
Investment advisory fees	3,462,863
Administration fees	413,829
Custodian fees	33,004
Transfer agent fees	146,671
Trustees' fees	56,873
Chief Compliance Officer fees	6,008
Legal and audit fees	94,036
Interest expense on interfund lending	29
Other expenses	105,307
Total Expenses	4,318,620
Expenses waived/reimbursed by Adviser	(441,458)
Net Expenses	3,877,162
Net Investment Income (Loss)	17,481,631
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(10,355,978)
Net realized gains (losses) from futures transactions	(2,898,933)
Net realized gains (losses) from swap transactions	2,246,399
Net change in unrealized appreciation/depreciation on investments	(6,335,521)
Net change in unrealized appreciation/depreciation on futures transactions	(1,125,053)
Net change in unrealized appreciation/depreciation on swap transactions	(3,373,041)
Net realized/unrealized gains (losses) on investments	(21,842,127)
Change in net assets resulting from operations	$(4,360,496)

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$17,481,631	$16,911,088
Net realized gains (losses) from investment transactions	(11,008,512)	4,641,216
Net change in unrealized appreciation (depreciation) on investments	(10,833,615)	8,760,833
Change in net assets resulting from operations	(4,360,496)	30,313,137
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(4,289,680)	(17,209,084)
Change in net assets resulting from capital transactions	(73,069,861)	(2,674,726)
Change in net assets	(81,720,037)	10,429,327
Net Assets:
Beginning of period	726,721,474	716,292,147
End of period	$645,001,437	$726,721,474
Capital Transactions:
Proceeds from shares issued	$47,220,231	$84,023,731
Distributions reinvested	4,289,680	17,209,084
Cost of shares redeemed	(124,579,772)	(103,907,541)
Change in net assets resulting from capital transactions	$(73,069,861)	$(2,674,726)
Share Transactions:
Issued	3,953,299	6,961,615
Reinvested	360,968	1,429,326
Redeemed	(10,495,215)	(8,518,824)
Change in Shares	(6,180,948)	(127,883)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Quality Bond VIP Series
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$12.08		$11.88		$11.98		$12.38	$12.18
Investment Activities:
Net investment income (loss)	0.30	(a)	0.28	(a)	0.27	(a)	0.31 (a)	0.38
Net realized and unrealized gains (losses) on investments	(0.35)		0.21		0.15		(0.27)	0.30
Total from Investment Activities	(0.05)		0.49		0.42		0.04	0.68
Distributions to Shareholders:
Net investment income	(0.08)		(0.29)		(0.30)		(0.32)	(0.38)
Net realized gains from investments	—	(b)	—		(0.22)		(0.12)	(0.10)
Total Distributions to Shareholders	(0.08)		(0.29)		(0.52)		(0.44)	(0.48)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—		—	(b)	—	—
Net Asset Value, End of Period	$11.95		$12.08		$11.88		$11.98	$12.38
Total Return (c)	(0.41)%		4.15%		3.53	%(d)	0.33%	5.55%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$645,001		$726,721		$716,292		$755,696	$802,377
Ratio of net expenses to average net assets	0.56%		0.56%		0.55%		0.56%	0.56%
Ratio of net investment income (loss) to average net assets	2.52%		2.28%		2.17%		2.47%	2.93%
Ratio of gross expenses to average net assets	0.62	%(e)	0.61	%(e)	0.55%		0.56%	0.56%
Portfolio turnover	109%		83%		142%		41%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

18

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Investment Quality Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Asset Backed Securities	$—	$—	$28,577,096	$—	$28,577,096	$—
Collateralized Mortgage Obligations	—	—	16,366,713	—	16,366,713	—
Residential Mortgage Backed Securities	—	—	6,519,975	—	6,519,975	—
Corporate Bonds	—	—	134,689,256	—	134,689,256	—
U.S. Government Mortgage Backed Agencies	—	—	399,912,668	—	399,912,668	—
U.S. Treasury Obligations	—	—	163,243,901	—	163,243,901	—
Collateral for Securities Loaned	1,960,366	—	—	—	1,960,366	—
Futures Contracts	—	(1,324,263)	—	—	—	(1,324,263)
Credit Default Swap Agreements	—	—	—	(3,165,409)	—	(3,165,409)
Total	$1,960,366	$(1,324,263)	$749,309,609	$(3,165,409)	$751,269,975	$(4,489,672)

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as investment securities, such as futures contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2018, the Fund had no outstanding when-issued purchase commitments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying fund.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with brokers for futures contracts.

As of December 31, 2018, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2018, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Credit Risk Exposure	$—	$—	$—	$3,165,409
Interest Rate Risk Exposure	227,715	—	1,551,978	—

*  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Transactions	Net Realized Gains (Losses) from Swap Transactions	Net Change in Unrealized Appreciation/ Depreciation on Futures Transactions	Change in Net Unrealized Appreciation/ Depreciation on Swap Transactions
Credit Risk Exposure	$—	$2,246,399	$—	$(3,373,041)
Interest Rate Risk Exposure	(2,898,933)	—	(1,125,053)	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$1,900,810	$1,960,366	$—	$—	$—	$59,556

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences, reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$147,714,823	$337,828,145	$580,696,532	$442,311,712

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.56%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020	Expires 12/31/2021
$362,552	$441,458

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Fund will be subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The average loans for the days outstanding and average interest rate the Fund during the year ended December 31, 2018 were as follows:

Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$375,000	1	2.85%	$375,000

*For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,289,680	$—	$4,289,680
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,209,084	$—	$17,209,084

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$17,229,581	$—	$17,229,581	$(13,332,054)	$(7,958,824)	$(4,061,297)

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the Fund has short term and long term capital loss carryforwards of $5,300,039 and $8,032,015 respectively that are not subject to expiration.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$757,144,561	$8,870,390	$(16,829,214)	$(7,958,824)

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund's financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(17,209,084)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory INCORE Investment Quality Bond VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory INCORE Investment Quality Bond VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor(January 2016-April 2016) and Managing Partner (August 2014- January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$1,010.90	$1,022.38	$2.84	$2.85	0.56%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund designated short-term capital gain distributions in the amount of $127,507.

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements

37

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for all periods reviewed, outperformed the peer group for the one-, three- and five-year periods and underperformed the peer group for the ten-year period.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IIQBVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)
Trustee and Officer Information	25
Proxy Voting and Form N-Q Information	28
Expense Examples	28
Additional Federal Income Tax Information	29
Advisory Contract Renewal	30
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

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2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory High Yield VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Performance Summary

The Victory High Yield VIP Series ("Fund") seeks to provide current income. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index"), in 2018, returning 0.29% compared with -2.08% for the Index.

Security selection was the chief contributor to the outperformance, with asset allocation also positive.

The top contributors to performance relative to the Index were an allocation to floating rate bank loans, which are not in the Index, and both asset allocation and security selection in energy. Security selection in CCC-rated bonds was also very strong, outweighing the negative impact of an overweight there.

Security selection in health care detracted from relative performance, as did both asset allocation and security selection in media & entertainment and building materials.

Market Review

The final months of 2018 were an all-you-can-eat banquet of worry for investors, particularly in equities and corporate bonds. Among the concerns: rising interest rates and an aging economic boom at home, slowing economies overseas, trade disputes, tumbling energy prices, dysfunction in Washington, scandals over online privacy and election meddling, and a bungling Brexit.

The concerns that shook the markets in the fourth quarter were not new and there were spikes in volatility in the first and second quarters of 2018, but a strong domestic economy and solid corporate earnings limited their impact on returns until the fourth quarter.

Market Recap

The U.S. high yield market benefitted from a favorable technical climate, solid corporate fundamentals and the relative strength of the U.S. economy throughout much of 2018. The high yield market's domestic focus also helped in a year marked by trade disputes and weakening growth overseas. But none of that was enough to stave off a dramatic reversal at the end of the year that generated an Index return of -4.5% in the fourth quarter and wiped out the Index's gains for the year.

Amid an overall market shakeup in the fourth quarter, sharply weaker oil prices and concerns about the health of some weaker investment grade companies combined to pressure the Index, 16% of which is composed of energy companies. In addition, the leveraged loan market, which is also mostly below investment grade, was offering attractive yields for investors and better terms for issuers.

For the full year, high yield corporate bonds underperformed comparable-maturity Treasuries, but still they held up far better in relation to Treasurys than investment grade corporates.

4

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

Portfolio Review

By the beginning of the fourth quarter, we had come to view the energy sector as overvalued, and we reduced energy exposure from 10% to about 1% just before oil prices started to collapse in early October. This had a strong positive impact on relative performance in both the fourth quarter and the full year. Quality sector changes within the portfolio were limited given our view that tighter spreads are making some sections of the market less attractive. We remained underweight in BB-rated bonds, which we view as most vulnerable to interest rate and duration risk. Toward the end of the year, we began to reduce our exposure to CCC-rated bonds, reflecting our view that a pivot toward higher quality will be required over the next 12-15 months.

Recognizing that leveraged loans may currently offer investors a compelling relative value, we have maintained the portfolio's exposure at 30%. We believe loans also offer a high-quality, high-yielding alternative to longer-term BB-rated bonds, which can respond particularly negatively to rising interest rates. We continue to watch for an inflection point in the relative value of bonds and loans.

We also are monitoring the energy and commodities markets for attractive re-entry points. As has long been our practice, we continue to make bottom-up assessments across sectors of potential merger and acquisition activity, asset sales, and shifts in issuers' lines of business, as these events can offer attractive total return opportunities.

Market Outlook

We believe that the high yield market currently offers attractive yields and will continue to generate steady demand, driving spreads tighter. We expect a strong technical environment with moderating mutual fund outflows, limited new issuance and low default rates through at least the first half of 2019.

Barring any external events, we believe modest spread tightening and a catalyst in the energy sector could provide investment opportunities in 2019. We believe that these two factors could largely offset concerns about the domestic credit cycle, though we remain vigilant for an investor pivot toward higher-quality issuers within high yield.

5

Victory Variable Insurance Funds

Victory High Yield VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class I
INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg Barclays U.S. Corporate High Yield Bond Index[1]
One Year	0.29%	–2.08%
Three Year	8.37%	7.23%
Five Year	3.79%	3.83%
Ten Year	9.21%	11.12%
Since Inception	5.57%	N/A

Expense Ratios

Gross	0.79%
With Applicable Waivers	0.79%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Bond Index is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares or Principal Amount	Value
Common Stocks (2.1%)
Communication Services (1.5%):
AMC Networks, Inc., Class A (a)	$3,000	$164,640
Cinemark Holdings, Inc.	2,500	89,500
TEGNA, Inc.	17,000	184,790
		438,930
Consumer Discretionary (0.6%):
Wynn Resorts Ltd.	2,000	197,820
Total Common Stocks (Cost $731,222)		636,750
Senior Secured Loans (29.5%)
Ai Ladder Luxembourg Subco Sarl, 1st Lien Term Loan B, 7.02% (LIBOR06M+450bps), 5/4/25 (b)	398,261	392,785
Alphabet Holding Co., Inc., 2nd Lien Term Loan, 10.09% (LIBOR01M+775bps), 8/15/25, Callable 2/6/19 @ 101 (b)	500,000	410,000
Avaya, Inc., 1st Lien Term Loan B, 6.71% (LIBOR01M+425bps), 12/15/24, Callable 2/6/19 @ 100 (b)	346,500	333,939
Bass Pro Group LLC, Term Loan B, 7.34% (LIBOR01M+500bps), 12/16/23, Callable 2/6/19 @ 101 (b)	491,256	468,904
Caesars Resort Collection LLC, 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 10/2/24, Callable 2/6/19 @ 100 (b)	245,630	235,453
CPM Holdings, Inc., 6.27% (LIBOR01M+375bps), 10/24/25 (b)	200,000	195,750
Crown Finance US, Inc., 1st Lien Term Loan B, 4.84% (LIBOR01M+250bps), 2/7/25, Callable 2/6/19 @ 100 (b)	347,375	327,689
Dayco Products LLC, 6.96% (LIBOR03M+425bps), 5/19/24, Callable 2/6/19 @ 100 (b)	489,737	476,269
Hertz Corp., Term Loan B1, 5.09% (LIBOR01M+275bps), 6/30/23, Callable 2/6/19 @ 100 (b)	489,822	469,881
Holley Purchaser, Inc., 1st Lien Term Loan, 7.51% (LIBOR03M+500bps), 10/24/25, Callable 2/6/19 @ 101 (b)	200,000	195,000
LifeScan Global Corp., 1st Lien Term Loan, 8.40% (LIBOR03M+600bps), 6/19/24, Callable 2/6/19 @ 101 (b)	500,000	471,250
Navistar, Inc., 1st Lien Term Loan B, 5.89% (LIBOR01M+350bps), 11/2/24, Callable 2/6/19 @ 100 (b)	246,250	237,016
Packaging Coordinators Midco, Inc., 2nd Lien Term Loan, 11.14% (LIBOR03M+875bps), 7/1/24, Callable 2/6/19 @ 100 (b)	400,000	398,000
PetSmart, Inc., 5.38% (LIBOR01M+300bps), 3/10/22, Callable 2/6/19 @ 100 (b)	492,367	387,739
Radiate Holdco LLC, 5.34% (LIBOR01M+300bps), 2/1/24, Callable 2/6/19 @ 100 (b)	494,962	465,804
Regionalcare Hospital Partners Holdings, Inc., 7.13% (LIBOR03M+450bps), 11/16/25 (b)	250,000	236,563
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 2/5/23, Callable 2/6/19 @ 100 (b)	654,959	622,211
SIWF Holdings, Inc., 10.97% (LIBOR01M+850bps), 5/26/26 (b)	500,000	460,000
Specialty Building Products Holdings LLC, 1st Lien Term Loan, 8.09% (LIBOR01M+575bps), 10/1/25, Callable 2/6/19 @ 101 (b)	500,000	482,500

See notes to financial statements.

7

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Sprint Communications, Inc., 1st Lien Term Loan B, 4.88% (LIBOR01M+250bps), 2/2/24, Callable 2/6/19 @ 100 (b)	$496,212	$470,990
Stars Group Holdings BV, 5.89% (LIBOR03M+350bps), 6/27/25 (b)	497,500	479,674
Tenneco, Inc., 1st Lien Term Loan B, 5.09% (LIBOR01M+275bps), 6/18/25, Callable 2/6/19 @ 101 (b)	200,000	187,400
Utz Quality Foods LLC, 2nd Lien Term Loan, 9.59% (LIBOR01M+725bps), 11/21/25, Callable 2/6/19 @ 101 (b)	300,000	282,000
Windstream Services LLC. 1st Lien Term Loan, 5.71% (LIBOR01M+325bps), 2/8/24, Callable 2/6/19 @ 100 (b)	246,207	207,121
Wynn Resorts Ltd., 1st Lien Term Loan B, 4.60% (LIBOR01M+225bps), 10/30/24, Callable 2/6/19 @ 101 (b)	250,000	235,783
Total Senior Secured Loans (Cost $9,565,296)		9,129,721
Corporate Bonds (66.5%)
Communication Services (7.1%):
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88	500,000	443,330
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	400,000	365,884
Cablevision Systems Corp., 5.88%, 9/15/22	500,000	492,055
Hughes Satellite Systems Corp., 6.63%, 8/1/26 (c)	500,000	459,340
Telesat Canada/Telesat LLC, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66 (d)	300,000	312,138
Windstream Services LLC / Windstream Finance Corp., 9.00%, 6/30/25, Callable 6/30/21 @ 104.5 (d)	178,000	120,558
		2,193,305
Consumer Discretionary (10.5%):
AV Homes, Inc., 6.63%, 5/15/22, Callable 5/15/19 @ 103.31	175,000	175,189
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94 (c)	400,000	316,004
Boyd Gaming Corp., 6.38%, 4/1/26, Callable 4/1/21 @ 103.19	392,000	378,429
Delta Merger Sub, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5 (d)	400,000	377,952
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (d)	500,000	479,939
Party City Holdings, Inc., 6.63%, 8/1/26, Callable 8/1/21 @ 103.31 (c) (d)	500,000	454,720
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d)	500,000	457,910
Travelport Corporate Finance PLC, 6.00%, 3/15/26, Callable 3/15/21 @ 103 (d)	160,000	161,438
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	550,000	459,420
		3,261,001
Consumer Staples (6.1%):
Albertsons Cos. LLC, 5.75%, 3/15/25, Callable 9/15/19 @ 104.31	500,000	437,500
B&G Foods, Inc., 4.63%, 6/1/21, Callable 2/7/19 @ 101.16	200,000	195,598
Cott Holdings, Inc., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13 (d)	500,000	472,705
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 6/15/20 @ 103.63 (d)	500,000	450,235
Simmons Foods, Inc., 7.75%, 1/15/24, Callable 1/15/21 @ 103.88 (c) (d)	330,000	332,521
		1,888,559
Energy (2.2%):
Diamond Offshore Drilling, Inc., 4.88%, 11/1/43, Callable 5/1/43 @ 100	618,000	345,116
Endeavor Energy Resources LP/EER Finance, Inc., 5.50%, 1/30/26, Callable 1/30/21 @ 104.13 (d)	350,000	355,324
		700,440

See notes to financial statements.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Financials (7.1%):
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d)	$500,000	$495,785
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23, Callable 2/15/20 @ 105.25 (d)	500,000	480,255
Gray Escrow, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (d)	120,000	116,828
Intelsat Jackson Holdings SA, 5.50%, 8/1/23, Callable 2/7/19 @ 102.75	500,000	439,490
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (d)	670,000	661,638
		2,193,996
Health Care (13.0%):
Air Medical Group Holdings, Inc., 6.38%, 5/15/23, Callable 2/7/19 @ 103.19 (d)	500,000	422,505
Avantor, Inc., 9.00%, 10/1/25, Callable 10/1/20 @ 106.75 (d)	500,000	499,715
Change Health/Finance, Inc., 5.75%, 3/1/25, Callable 3/1/20 @ 102.88 (d)	300,000	280,164
Endo Finance LLC, 6.00%, 2/1/25, Callable 2/1/20 @ 103 (d)	200,000	143,500
Polaris Intermediate Corp., 8.50%, 12/1/22, Callable 6/1/19 @ 104 (d)	500,000	456,740
Sotera Health Topco, Inc., 8.13%, 11/1/21, Callable 2/7/19 @ 101 (d)	500,000	466,340
Surgery Center Holdings, 6.75%, 7/1/25, Callable 7/1/20 @ 103.38 (c) (d)	500,000	426,595
Tenet Healthcare Corp., 8.13%, 4/1/22	200,000	200,256
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 2/7/19 @ 102.94 (d)	500,000	461,241
Verscend Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 104.88 (d)	500,000	469,915
Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78 (d)	200,000	211,872
		4,038,843
Industrials (15.3%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/7/19 @ 105.53 (c) (d)	500,000	400,480
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 2/15/20 @ 105 (c) (d)	550,000	512,974
Apex Tool Group LLC /BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/15/19 @ 102 (c) (d)	500,000	426,115
Beacon Escrow Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44 (d)	470,000	413,492
Covanta Holding Corp., 5.88%, 7/1/25, Callable 7/1/20 @ 104.41	500,000	459,960
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (c) (d)	500,000	457,500
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (c) (d)	500,000	459,540
Stevens Holding Co., Inc., 6.13%, 10/1/26, Callable 10/1/23 @ 101.53 (d)	330,000	325,482
TransDigm, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103.25	200,000	194,530
Triumph Group, Inc., 4.88%, 4/1/21, Callable 2/7/19 @ 101.22	500,000	446,485
United Rentals, Inc., 6.50%, 12/15/26, Callable 12/15/21 @ 103.25	200,000	197,000
W/S Packaging Holdings, Inc., 9.00%, 4/15/23, Callable 4/15/20 @ 104.5 (d)	400,000	398,000
		4,691,558
Materials (5.2%):
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (d)	670,000	661,625
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (d)	330,000	295,155
Reynolds Group Issuer, Inc., 5.75%, 10/15/20, Callable 2/7/19 @ 100	193,822	193,316
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d)	500,000	430,550
		1,580,646
Total Corporate Bonds (Cost $22,012,235)		20,548,348

See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (12.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (e)	734,926	$734,926
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (e)	1,061,934	1,061,934
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (e)	32,793	32,793
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (e)	408,297	408,297
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (e)	653,235	653,235
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (e)	979,913	979,913
Total Collateral for Securities Loaned (Cost $3,871,098)		3,871,098
Total Investments (Cost $36,179,851) — 110.6%		34,185,917
Liabilities in excess of other assets — (10.6)%		(3,267,682)
NET ASSETS — 100.00%		$30,918,235

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $14,349,445 and amounted to 46.6% of net assets.

(e)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory High Yield VIP Series
ASSETS:
Investments, at value (Cost $36,179,851)	$34,185,917	(a)
Cash and cash equivalents	175,369
Interest and dividends receivable	493,788
Receivable for capital shares issued	36
Receivable for investments sold	2,326
Total Assets	34,857,436
LIABILITIES:
Payables:
Collateral received on loaned securities	3,871,098
Capital shares redeemed	19,952
Accrued expenses and other payables:
Investment advisory fees	16,120
Administration fees	1,647
Custodian fees	2,781
Transfer agent fees	3,700
Chief Compliance Officer fees	62
Trustees' fees	31
Other accrued expenses	23,810
Total Liabilities	3,939,201
NET ASSETS:
Capital	34,354,997
Total distributable earnings/(loss)	(3,436,762)
Net Assets	$30,918,235
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	4,522,777
Net asset value:	$6.84

(a)  Includes $3,699,274 of securities on loan.

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory High Yield VIP Series
Investment Income:
Dividend	$15,070
Interest	2,450,163
Securities lending (net of fees)	57,424
Total Income	2,522,657
Expenses:
Investment advisory fees	209,946
Administration fees	20,931
Custodian fees	10,163
Transfer agent fees	7,566
Trustees' fees	3,311
Chief Compliance Officer fees	301
Legal and audit fees	18,638
Other expenses	19,330
Total Expenses	290,186
Net Investment Income (Loss)	2,232,471
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	356,829
Net change in unrealized appreciation/depreciation on investments	(2,369,605)
Net realized/unrealized losses on investments	(2,012,776)
Change in net assets resulting from operations	$219,695

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$2,232,471	$2,315,794
Net realized gains (losses) from investment transactions	356,829	573,774
Net change in unrealized appreciation/depreciation on investments	(2,369,605)	757,766
Change in net assets resulting from operations	219,695	3,647,334
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(179,666)	(2,204,964)
Change in net assets resulting from capital transactions	(6,521,715)	(2,884,746)
Change in net assets	(6,481,686)	(1,442,376)
Net Assets:
Beginning of period	37,399,921	38,842,297
End of period	$30,918,235	$37,399,921
Capital Transactions:
Proceeds from shares issued	$1,232,848	$2,746,992
Distributions reinvested	179,666	2,204,964
Cost of shares redeemed	(7,934,229)	(7,836,702)
Change in net assets resulting from capital transactions	$(6,521,715)	$(2,884,746)
Share Transactions:
Issued	176,340	394,480
Reinvested	26,344	321,893
Redeemed	(1,133,739)	(1,121,744)
Change in Shares	(931,055)	(405,371)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$6.86	$6.63	$6.13		$6.90	$7.70
Investment Activities:
Net investment income (loss)	0.45 (a)	0.42 (a)	0.41	(a)	0.43 (a)	0.50
Net realized and unrealized gains (losses) on investments	(0.43)	0.24	0.53		(0.75)	(0.56)
Total from Investment Activities	0.02	0.66	0.94		(0.32)	(0.06)
Distributions to Shareholders:
Net investment income	(0.04)	(0.43)	(0.45)		(0.44)	(0.53)
Net realized gains from investments	—	—	—		—	(0.21)
Return of Capital	—	—	—		(0.01)	—
Total Distributions to Shareholders	(0.04)	(0.43)	(0.45)		(0.45)	(0.74)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.01		—	—
Net Asset Value, End of Period	$6.84	$6.86	$6.63		$6.13	$6.90
Total Return (b)	0.29%	9.94%	15.44	%(c)	(4.58)%	(0.84)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,918	$37,411	$38,842		$38,503	$44,533
Ratio of net expenses to average net assets	0.83%	0.79%	0.87%		0.89%	0.82%
Ratio of net investment income (loss) to average net assets	6.38%	6.02%	6.31%		6.15%	5.68%
Ratio of gross expenses to average net assets	0.83%	0.79%	0.87	%(d)	0.89%	0.82%
Portfolio turnover	94%	173%	159%		148%	212%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.15% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory High Yield VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities
Common Stocks	$636,750	$—	$636,750
Senior Secured Loans	—	9,129,721	9,129,721
Corporate Bonds	—	20,548,348	20,548,348
Collateral for Securities Loaned	3,871,098	—	3,871,098
Total	$4,507,848	$29,678,069	$34,185,917

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. Values of when issued securities are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities. As of December 31, 2018, the Fund had no outstanding when-issued purchase commitments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying fund.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$3,699,274	$3,871,098	$—	$—	$—	$171,824

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences, reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases	Sales
$31,734,330	$34,779,665

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust. Sub-investment advisory fees, which are paid by VCM to Park Avenue, and do not represent a separate or additional expense to the Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.60% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.89%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019
$29

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Fund will be subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2018.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$179,666	$—	$179,666
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,204,964	$—	$2,204,964

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,209,103	$—	$2,209,103	$(3,651,790)	$(1,994,075)	$(3,436,762)

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2018, the Fund has short term and long term capital loss carryforwards of $1,034,189 and $2,617,601 respectively that are not subject to expiration.

During the tax year ended December 31, 2018, the Fund utilized $349,395 of capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$36,179,992	$957,862	$(2,951,937)	$(1,994,075)

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31,

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund's financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(2,204,964)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory High Yield VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory High Yield VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

24

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor(January 2016-April 2016) and Managing Partner (August 2014- January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011- 2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$987.10	$1,020.92	$4.26	$4.33	0.85%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 1%.

Dividends qualifying for corporate dividends received a deduction of 1%.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board considered the relative roles and responsibilities of the Adviser and the Series' sub-adviser and noted that, among other things: (1) the sub-advisory fees for the Series would be paid by the Adviser and, therefore, would not be a direct expense of the Series; and (2) the Adviser would supervise the sub-adviser.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index and considered the fact that the Series outperformed the benchmark index for the one- and three- year periods, underperformed the benchmark for the index five- and ten-year periods, and outperformed the peer group for all of the periods reviewed.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Park Avenue Investment Sub-Advisory Agreement

The Board approved the investment sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser") (the "Sub-Advisory Agreement") on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Sub-Advisory Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016, and sub-advised by the Sub-Adviser. In considering whether to approve the Sub-Advisory Agreement, the Board requested, and the Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board reviewed numerous factors with respect to the Series including the Sub-Adviser's history as sub-adviser for each predecessor fund and the services to be provided by the Sub-Adviser as the sub-adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that could benefit Series shareholders as the Series grows;

•  Representations by the Adviser that the sub-advisory fee for the Series is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Management's commitment to operating the Series at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Series;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the Series and the Sub-Adviser; and

•  Current economic and industry trends.

The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses, excluding certain specified costs, so that the total annual operating expenses of the Series will not exceed the total net annual operating expenses of the comparable predecessor fund. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Series grow would have no direct impact on the Series or its shareholders. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser and the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services.

The Board considered the Series' total operating expense ratio on a net and gross basis as compared with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies, assets or diversification, among other things. The Board also reviewed any changes to FUSE's methodology, including as a result of input from the Adviser, if any.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the Series' performance and the performance of the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board noted that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board concluded that the Series' net annual expense ratio was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for the one- and three-year periods and underperformed the benchmark index for the five- and ten-year periods and outperformed the peer group for all of the periods reviewed.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to Series, was consistent with the best interests of the Series and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Series;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Series; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Advisory Contract Renewal	36
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory INCORE Low Duration Bond VIP Series

Victory Variable Insurance Funds

Commentary

Market Summary and Fund Attribution

The Victory INCORE Low Duration Bond VIP Series ("Fund") seeks to provide a high level of current income consistent with preservation of capital. The Fund underperformed the Bloomberg Barclays U.S. Government (1-3 Year) Bond Index ("Index") for the year ending December 31, 2018, 1.01% versus 1.58%. Sector allocation was the largest detractor from relative performance as the spread widening in corporate bonds negatively impacted the overweight allocations to both investment grade and high yield credit. This was most pronounced in the industrial sector. Allocations to agency mortgages and asset-backed securities were positive contributors to performance, but not enough to offset the credit underperformance. Additionally, both duration and yield curve positioning were additive to relative performance.

Coming into 2018, many expected negative absolute returns in fixed income given the likelihood of higher interest rates resulting from continued monetary policy tightening. This rang true for most of the year, but as volatility spiked in the fourth quarter and bond investors pushed back forcefully against the Fed's forecast by driving yields lower, many fixed income indices posted positive returns for the year. The Bloomberg Barclays US Aggregate Index generated a total return of 0.01% for 2018 after having been down 2.38% through October. Interest rates did continue to rise, but when the books closed on 2018, short term rates were up two to three times those of intermediate and long-term maturities flattening the yield curve further. The spread between 2-year and 10-year Treasury notes declined to 19 basis points (0.19%) while the 2-year to 5-year spread ended the year at 2 basis points (0.02%). The spread relationship between 1-year and 5-year notes witnessed an inversion of 9 basis points, underscoring the market's view of the Fed heading for a policy error if they continue tightening monetary policy via rates and quantitative tightening.

Within the Aggregate Index, corporate bonds were the glaring underperformer for both the quarter and the year with excess returns of -3.10% and -3.15%, respectively. Credit concerns at General Electric (GE) and the large California utilities resulting from the wild fires coupled with heavy outflows from high grade bond funds pressured spreads materially wider. Additionally, fears of rating downgrades and recession added to anxiety and exacerbated the underperformance. For the year, excess returns in utilities fared the worst (-3.94%), followed by industrials (-3.34%) then financials (-2.62%). In the structured sectors, agency mortgages were the weakest performer from an excess returns perspective (-0.59%), followed by commercial mortgage backed securities (-0.39%) while asset-backed securities posted positive excess returns (0.13%). Corporate bonds were the only sector to post negative absolute returns for the year, all other primary sectors were positive lead by asset-backed securities at 1.77%. Interestingly, asset-backed securities were also the only sector to post positive excess returns for the full year. High yield credit suffered a similar year as investment grade credit, only worse. This sector posted an absolute return of -2.08% for the year and underperformed U.S. Treasuries by -3.58%.

4

Victory Variable Insurance Funds

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risks, in terms of duration, curve exposure and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs. The derivatives strategy with regards to futures had a non-material impact on overall performance while the credit default swap strategy contributed approximately -20 basis points for the 12 months ended December 31, 2018.

Market Positioning

Our allocation to investment grade (IG) credit declined further in the fourth quarter. Additionally, our high yield exposure ended the year well below our maximum position. Our proprietary credit momentum signal continued to reduce exposure to IG credit as the option adjusted spread (OAS) of BBB-rated corporate bonds widened significantly over the trailing three months. Given this movement in OAS, valuations are now looking more compelling relative to fundamentals, yet we remain patient and ready to add risk when appropriate. Yield curve positioning and duration will be actively managed based upon our proprietary trading signals as well as changes in the shape of the yield curve. The market's assessment of the Fed's actions/communication, as reflected by changes in the shape of the curve, will be a focal point in the coming quarters.

5

Victory Variable Insurance Funds

Victory INCORE Low Duration Bond VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class I
INCEPTION DATE	8/28/03
	Net Asset Value	Bloomberg Barclays U.S. Government (1-3 Year) Bond Index[1]
One Year	1.01%	1.58%
Three Year	1.56%	0.96%
Five Year	1.22%	0.82%
Ten Year	2.22%	1.03%
Since Inception	2.50%	N/A

Expense Ratios

Gross	0.58%
With Applicable Waivers	0.53%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory INCORE Low Duration Bond VIP Series — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Principal Amount	Value
Asset Backed Securities (12.6%)
American Express Credit Account Master Trust , Series 2014-1, Class B, 2.96% (LIBOR01M+50bps), 12/15/21 (a) (b)	$2,100,000	$2,100,746
AmeriCredit Automobile Receivables Trust , Series 2016-3, Class C, 2.24%, 4/8/22, Callable 12/8/20 @ 100 (b)	1,635,000	1,611,019
AmeriCredit Automobile Receivables Trust , Series 2017-2, Class B, 2.40%, 5/18/22, Callable 2/18/21 @ 100 (b)	1,385,000	1,369,297
AmeriCredit Automobile Receivables Trust , Series 2015-3, Class D, 3.34%, 8/8/21, Callable 1/8/20 @ 100 (b)	1,675,000	1,674,623
AmeriCredit Automobile Receivables Trust , Series 2018-1, Class B, 3.26%, 1/18/24, Callable 1/18/22 @ 100 (b)	2,800,000	2,804,485
Avis Budget Rental Car Funding (AESOP) LLC , Series 2014-1, Class A, 2.46%, 7/20/20 (b) (c)	1,250,000	1,246,766
Chrysler Capital Auto Receivables Trust , Series 2016-BA, Class B, 2.22%, 5/16/22, Callable 4/15/21 @ 100 (b) (c)	1,700,000	1,673,531
Drive Auto Receivables Trust , Series 2018-2, Class B, 3.22%, 4/15/22, Callable 1/15/21 @ 100 (b)	3,600,000	3,597,159
Drive Auto Receivables Trust , Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 8/15/20 @ 100 (b) (c)	816,879	816,195
Drive Auto Receivables Trust , Series 2017-1, Class B, 2.36%, 3/15/21, Callable 7/15/20 @ 100 (b)	156,021	155,953
DT Auto Owner Trust , Series 2017-2A, Class B, 2.44%, 2/15/21, Callable 9/15/20 @ 100 (b) (c)	323,939	323,737
DT Auto Owner Trust , Series 2017-3A, Class B, 2.40%, 5/17/21, Callable 1/15/21 @ 100 (c)	660,860	659,658
GM Financing Automobile Leasing Trust , Series 2016-3, Class B, 1.97%, 5/20/20, Callable 5/20/19 @ 100 (b)	2,000,000	1,991,586
Nissan Auto Receivables Owner Trust , Series 2015-B, Class A3, 1.34%, 3/16/20, Callable 12/15/19 @ 100	148,827	148,641
Santander Drive Auto Receivables Trust , Series 2016-3, Class C, 2.46%, 3/15/22, Callable 10/15/20 @ 100 (b)	2,770,000	2,753,181
Santander Drive Auto Receivables Trust , Series 2017-3, Class B, 2.19%, 3/15/22, Callable 12/15/20 @ 100 (b)	1,375,000	1,365,198
Santander Drive Auto Receivables Trust , Series 2018-2, Class B, 3.03%, 9/15/22, Callable 5/15/21 @ 100 (b)	2,750,000	2,744,836
Santander Drive Auto Receivables Trust , Series 2017-2, Class B, 2.21%, 10/15/21, Callable 6/15/20 @ 100 (b)	1,600,000	1,595,424
Santander Retail Auto Lease Trust , Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (b) (c)	1,585,000	1,580,384
Synchrony Credit Card Master Note Trust , Series 2016-1, Class A, 2.04%, 3/15/22	1,150,000	1,147,813
Toyota Auto Receivables Owner Trust , Series 2016-A, Class A3, 1.25%, 3/16/20, Callable 12/15/19 @ 100	295,382	294,406
World Financial Network Credit Card Master Trust , Series 2017-A, Class A, 2.12%, 3/15/24 (b)	1,610,000	1,588,241
Total Asset Backed Securities (Cost $33,407,086)		33,242,879

See notes to financial statements.

7

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (4.3%)
BX Trust , Series 2017-SLCT, Class B, 3.66% (LIBOR01M+120bps), 7/15/34 (a) (b) (c)	$1,275,000	$1,272,109
BX Trust , Series 2017-APPL, Class A, 3.34% (LIBOR01M+88bps), 7/15/34 (a) (b) (c)	1,342,105	1,328,742
COMM Mortgage Trust , Series 2014-CR15, Class A2, 2.93%, 2/10/47 (b)	1,354,171	1,353,610
Galaxy CLO Ltd. , Series 2017-24A, Class A, 3.56% (LIBOR03M+112bps), 1/15/31, Callable 1/15/20 @ 100 (a) (b) (c)	1,000,000	985,850
Great Wolf Trust , Series 2017-WOLF, Class A, 3.46% (LIBOR01M+85bps), 9/15/34 (a) (b) (c)	1,000,000	989,684
GS Mortgage Securities Trust , Series 2012-GC6, Class B, 5.65%, 1/10/45 (b) (c) (d)	2,000,000	2,097,855
Morgan Stanley BAML Trust , Series 2013-C13, Class A2, 2.94%, 11/15/46 (b)	150,825	150,427
Steele Creek CLO Ltd. , Series 2017-1A, Class A, 3.69% (LIBOR03M+125bps), 1/15/30, Callable 1/15/20 @ 100 (a) (b) (c)	2,175,000	2,148,862
Voya CLO Ltd. , Series 2017-4A, Class A1, 3.57% (LIBOR03M+113bps), 10/15/30, Callable 10/15/19 @ 100 (a) (b) (c)	1,000,000	993,900
Total Collateralized Mortgage Obligations (Cost $11,521,412)		11,321,039
Residential Mortgage Backed Securities (4.4%)
Ameriquest Mortgage Securities, Inc. , Series 2003-5, Class A6, 4.16%, 4/25/33, Callable 1/25/19 @ 100 (b) (d)	7,773	7,757
Bear Stearns Alt-A Trust , Series 2003-3, Class 2A, 4.36%, 10/25/33, Callable 1/25/19 @ 100 (b) (d)	481,494	480,110
Bear Stearns Alt-A Trust , Series 2004-6, Class 1A, 3.15% (LIBOR01M+64bps), 7/25/34, Callable 1/25/19 @ 100 (a) (b)	156,705	155,220
Countrywide Home Loans, Inc. , Series 2002-19, Class 1A1, 6.25%, 11/25/32, Callable 1/25/19 @ 100	8,519	8,519
Credit Suisse First Boston Mortgage Securities Corp. , Series 2003-23, Class 2A8, 4.50%, 1/15/19 (b)	2,424	2,387
Credit Suisse First Boston Mortgage Securities Corp. , Series 2004-AR7, Class 4A1, 4.26%, 11/25/34, Callable 1/25/19 @ 100 (b) (d)	440,060	437,130
Credit Suisse First Boston Mortgage Securities Corp. , Series 2004-5, Class 5A1, 5.00%, 8/25/19, Callable 1/25/19 @ 100 (b)	11,273	11,273
JPMorgan Mortgage Trust , Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 1/25/41 @ 100 (b) (c) (d)	950,544	951,550
JPMorgan Mortgage Trust , Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 8/25/37 @ 100 (b) (c) (d)	665,981	661,837
JPMorgan Mortgage Trust , Series 2016-3, Class 1A3, 3.50%, 10/25/46, Callable 3/25/39 @ 100 (b) (c) (d)	1,415,648	1,408,550
JPMorgan Mortgage Trust , Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 6/25/33 @ 100 (b) (c) (d)	2,431,126	2,338,348
JPMorgan Mortgage Trust , Series 2004-S2, Class 1A3, 4.75%, 11/25/19, Callable 5/25/19 @ 100 (b)	3,574	3,566
JPMorgan Mortgage Trust , Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/19 @ 100 (b)	3,124	3,091
JPMorgan Mortgage Trust , Series 2014-5, Class A11, 2.99%, 10/25/29, Callable 9/25/26 @ 100 (b) (c) (d)	2,068,934	2,016,766

See notes to financial statements.

8

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Madison Park Funding Ltd. , Series 2017-26A, Class AR, 3.71% (LIBOR03M+120bps), 7/29/30, Callable 10/29/19 @ 100 (a) (b) (c)	$1,750,000	$1,736,998
Morgan Stanley Mortgage Loan Trust , Series 2005-6AR, Class 1A1, 2.79% (LIBOR01M+28bps), 11/25/35, Callable 1/25/19 @ 100 (a) (b)	78,668	78,295
Prime Mortgage Trust , Series 2004-2, Class A2, 4.75%, 11/25/19, Callable 1/25/19 @ 100 (b)	8,449	8,433
Residential Asset Securities Corp. , Series 2005-KS1, Class M1, 3.18% (LIBOR01M+68bps), 2/25/35, Callable 1/25/19 @ 100 (a)	706,929	697,288
Residential Funding Mortgage Securities I, Inc. , Series 2005-S3, Class A1, 4.75%, 3/25/20, Callable 1/25/19 @ 100 (b)	3,291	3,291
Structured Asset Securities Corp. , Series 2003-34A, Class 3A2, 4.27%, 11/25/33, Callable 1/25/19 @ 100 (b) (d)	298,159	293,989
Structured Asset Securities Corp. , Series 2004-21XS, Class 2A6A, 5.24%, 12/25/34, Callable 1/25/19 @ 100 (b) (d)	149	149
Wells Fargo Mortgage Backed Securities Trust , Series 2003-J, Class 2A1, 4.59%, 10/25/33, Callable 1/25/19 @ 100 (b) (d)	26,502	26,502
Wells Fargo Mortgage Backed Securities Trust , Series 2004-O, Class A1, 4.68%, 8/25/34, Callable 1/25/19 @ 100 (b) (d)	87,848	87,848
Wells Fargo Mortgage Backed Securities Trust , Series 2004-M, Class A7, 4.61%, 8/25/34, Callable 1/25/19 @ 100 (b) (d)	127,226	127,226
Wells Fargo Mortgage Backed Securities Trust , Series 2004-Z, Class 2A2, 4.97%, 12/25/34, Callable 1/25/19 @ 100 (b) (d)	51,292	51,292
Total Residential Mortgage Backed Securities (Cost $11,860,949)		11,597,415
Corporate Bonds (50.8%)
Communication Services (3.2%):
AT&T, Inc. 2.45%, 6/30/20, Callable 5/30/20 @ 100 (b)	4,079,000	4,030,500
3.96%, (LIBOR03M+118bps), 6/12/24 (a)	688,000	665,881
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (b)	2,255,000	2,272,138
Verizon Communications Inc., 3.72%(LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (b)	719,000	697,344
Vodafone Group PLC, 3.43%(LIBOR03M+99bps), 1/16/24 (a) (b)	682,000	663,061
		8,328,924
Consumer Discretionary (5.2%):
Alibaba Group Holding Ltd., 2.50%, 11/28/19, Callable 10/28/19 @ 100	999,000	994,215
Aptiv PLC, 3.15%, 11/19/20, Callable 10/19/20 @ 100 (b)	1,730,000	1,722,890
Best Buy Co., Inc., 5.50%, 3/15/21, Callable 12/15/20 @ 100 (b)	2,115,000	2,183,611
BorgWarner, Inc., 4.63%, 9/15/20 (b)	859,000	873,199
D.R Horton, Inc., 4.00%, 2/15/20 (b)	2,133,000	2,136,967
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (b)	2,622,000	2,606,032
Lennar Corp., 4.50%, 6/15/19, Callable 4/16/19 @ 100 (b)	640,000	638,861
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	2,635,000	2,586,753
		13,742,528
Consumer Staples (3.8%):
BAT Capital Corp., 2.30%, 8/14/20	2,250,000	2,197,035
Church & Dwight Co., Inc., 2.45%, 12/15/19, Callable 11/15/19 @ 100 (b)	1,515,000	1,500,926

See notes to financial statements.

9

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Constellation Brands, Inc., 3.21%(LIBOR03M+70bps), 11/15/21, Callable 10/30/19 @ 100 (a)	$2,500,000	$2,495,425
Ingredion, Inc., 4.63%, 11/1/20	900,000	918,774
Molson Coors Brewing Co., 1.45%, 7/15/19 (b)	1,250,000	1,236,475
Pernod Ricard SA, 5.75%, 4/7/21 (b) (c)	1,773,000	1,858,583
		10,207,218
Energy (3.7%):
Enable Midstream Partner, 2.40%, 5/15/19, Callable 4/15/19 @ 100 (b)	2,900,000	2,883,875
LUKOIL International Finance BV, 6.13%, 11/9/20 (b) (c)	2,815,000	2,900,126
Marathon Petroleum Corp., 3.40%, 12/15/20, Callable 11/15/20 @ 100 (b)	1,040,000	1,039,210
Pioneer Natural Resource Co.
7.50%, 1/15/20 (b)	1,135,000	1,178,845
3.45%, 1/15/21, Callable 12/15/20 @ 100 (b)	1,825,000	1,818,540
		9,820,596
Financials (11.5%):
Alleghany Corp., 5.63%, 9/15/20	800,000	827,496
Bank of America Corp.
2.25%, 4/21/20, MTN (b)	1,300,000	1,285,427
2.33%, (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a)	754,000	737,789
3.44%, (LIBOR03M+96bps), 7/23/24, Callable 7/23/23 @ 100 (a) (b)	693,000	677,414
Capital One Financial Corp.
2.45%, 4/24/19, Callable 3/24/19 @ 100 (b)	500,000	499,010
2.50%, 5/12/20, Callable 4/12/20 @ 100	590,000	582,672
3.45%, 4/30/21, Callable 3/30/21 @ 100 (b)	3,500,000	3,491,320
Citigroup, Inc.
3.84%, (LIBOR03M+107bps), 12/8/21, Callable 11/8/21 @ 100 (a) (b)	1,500,000	1,498,320
3.44%, (LIBOR03M+95bps), 7/24/23, Callable 7/24/22 @ 100 (a) (b)	703,000	686,922
HSBC Holdings PLC, 3.64%(LIBOR03M+100bps), 5/18/24, Callable 5/18/23 @ 100 (a) (b)	675,000	656,397
JPMorgan Chase & Co., 3.37%(LIBOR03M+89bps), 7/23/24, Callable 7/23/23 @ 100 (a) (b)	675,000	657,882
KeyBank NA, 1.60%, 8/22/19 (b)	3,000,000	2,971,620
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/7/19 @ 102.69	325,000	309,563
Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	335,000	331,513
Morgan Stanley
2.45%, 2/1/19 (b)	1,000,000	999,420
2.65%, 1/27/20 (b)	1,355,000	1,345,474
3.81%, (LIBOR03M+122bps), 5/8/24, Callable 5/8/23 @ 100 (a) (b)	675,000	664,605
Newcrest Finance Pty Ltd., 4.20%, 10/1/22 (c)	575,000	578,617
Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100 (b)	1,190,000	1,182,539
SVB Financial Group, 5.38%, 9/15/20 (b)	1,741,000	1,796,381
The Goldman Sachs Group, Inc, 4.26%(LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (a) (b)	650,000	631,313
The Goldman Sachs Group, Inc., 3.79%(LIBOR03M+117bps), 11/15/21, Callable 11/15/20 @ 100 (a) (b)	1,500,000	1,496,745
UBS Group Funding Switzerland AG
2.95%, 9/24/20 (b) (c)	2,075,000	2,052,942
3.57%, (LIBOR03M+95bps), 8/15/23, Callable 8/15/22 @ 100 (a) (b) (c)	686,000	667,883

See notes to financial statements.

10

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Principal Amount	Value
Unum Group, 3.00%, 5/15/21, Callable 4/15/21 @ 100 (b)	$3,000,000	$2,957,490
ZB NA, 3.50%, 8/27/21	1,465,000	1,462,246
		31,049,000
Health Care (4.9%):
Agilent Technologies, Inc., 5.00%, 7/15/20 (b)	1,500,000	1,534,950
Amgen, Inc., 2.20%, 5/11/20 (b)	2,705,000	2,671,701
Biogen, Inc., 2.90%, 9/15/20 (b)	2,623,000	2,606,239
Celgene Corp., 2.88%, 2/19/21 (b)	3,020,000	2,987,323
Express Scripts Holding Co., 2.25%, 6/15/19 (b)	2,390,000	2,379,531
Halfmoon Parent, Inc., 3.33%(LIBOR03M+89bps), 7/15/23, Callable 6/15/23 @ 100 (a) (c) (e)	702,000	691,330
		12,871,074
Industrials (3.5%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19 (b)	1,330,000	1,360,457
Aercap Holdings NV, 4.63%, 10/30/20 (b)	2,015,000	2,029,186
Equifax, Inc., 3.60%, 8/15/21	1,000,000	996,940
Honeywell International, Inc., 1.80%, 10/30/19	744,000	736,716
IDEX Corp., 4.50%, 12/15/20, Callable 9/15/20 @ 100 (b)	1,150,000	1,170,988
Kansas City Southern, 2.35%, 5/15/20, Callable 4/15/20 @ 100 (b)	1,756,000	1,730,520
Spirit AeroSystems, Inc., 3.59%(LIBOR03M+80bps), 6/15/21, Callable 5/31/19 @ 100 (a)	1,000,000	986,110
		9,010,917
Information Technology (5.5%):
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100	2,234,000	2,148,125
FLIR Systems, Inc., 3.13%, 6/15/21, Callable 5/15/21 @ 100	2,050,000	2,021,710
Juniper Networks, Inc., 3.13%, 2/26/19 (b)	2,930,000	2,930,879
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100	2,928,000	2,887,301
NetApp, Inc.
2.00%, 9/27/19 (b)	1,025,000	1,013,151
3.38%, 6/15/21, Callable 4/15/21 @ 100	1,310,000	1,304,839
VMware, Inc., 2.30%, 8/21/20 (b)	2,110,000	2,066,429
		14,372,434
Materials (2.8%):
Anglo American Capital PLC, 4.13%, 4/15/21 (b) (c)	3,275,000	3,265,404
LyondellBasell Industries NV, 6.00%, 11/15/21, Callable 8/17/21 @ 100	800,000	846,744
Newmont Mining Corp., 5.13%, 10/1/19 (b)	3,285,000	3,324,519
		7,436,667
Real Estate (3.9%):
CubeSmart, LP, 4.80%, 7/15/22, Callable 4/15/22 @ 100	2,731,000	2,813,257
Healthcare Trust of America Holdings LP, 3.38%, 7/15/21, Callable 5/15/21 @ 100 (b)	1,000,000	993,500
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (b)	2,200,000	2,180,860
Ventas Realty, LP, 4.25%, 3/1/22, Callable 12/1/21 @ 100	2,200,000	2,242,767
Welltower, Inc., 6.13%, 4/15/20 (b)	1,906,000	1,967,507
		10,197,891

See notes to financial statements.

11

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
Utilities (2.8%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (b)	$1,950,000	$1,915,739
Exelon Corp., 3.50%, 6/1/22, Callable 5/1/22 @ 100	2,117,000	2,068,711
Iberdrola Finance Ireland Ltd., 5.00%, 9/11/19 (b) (c)	3,290,000	3,325,136
		7,309,586
Total Corporate Bonds (Cost $135,820,982)		134,346,835
U.S. Government Mortgage Backed Agencies (9.9%)
Federal Home Loan Mortgage Corp.
5.00%, 6/15/23 – 8/1/40 (b)	1,012,412	1,073,789
5.50%, 10/25/23 (b)	6,711	6,939
Series 4430, Class NG, 2.50%, 2/15/38 (b)	1,970,830	1,949,836
7.00%, 9/1/38 (b)	6,605	7,532
Series 4320, Class AP, 3.50%, 7/15/39 (b)	984,683	1,001,027
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	7,054,704	6,842,148
Series 4049, Class AB, 2.75%, 12/15/41 (b)	621,614	616,000
		11,497,271
Federal National Mortgage Association
Series 2010-156, Class DY, 3.50%, 1/25/26 – 3/25/40 (b)	4,377,027	4,420,666
6.00%, 2/1/37 (b)	1,087,894	1,204,897
Series 2013-33, Class UD, 2.50%, 4/25/39 (b)	1,218,414	1,193,795
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	2,669,677	2,756,698
Series 2011-101, Class LA, 3.00%, 10/25/40 (b)	1,065,007	1,059,783
5.00%, 2/1/41 – 10/1/41 (b)	3,769,939	4,000,285
		14,636,124
Total U.S. Government Mortgage Backed Agencies (Cost $26,701,504)		26,133,395
U.S. Treasury Obligations (15.6%)
U.S. Treasury Bills, 2.09%, 1/24/19 (f)	23,000,000	22,967,982
U.S. Treasury Notes
1.13%, 1/31/19 (b)	3,837,000	3,832,550
1.63%, 8/31/19 (b)	10,546,000	10,476,815
2.25%, 3/31/20 (b)	2,000,000	1,991,995
2.88%, 10/15/21	2,000,000	2,021,246
Total U.S. Treasury Obligations (Cost $41,329,928)		41,290,588
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (g)	57,476	57,476
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (g)	83,050	83,050
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (g)	2,565	2,565
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (g)	31,931	31,931
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (g)	51,087	51,087

See notes to financial statements.

12

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares or Principal Amount	Value
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (g)	$76,635	$76,635
Total Collateral for Securities Loaned (Cost $302,744)		302,744
Total Investments (Cost $260,944,605) — 97.7%		258,234,895
Other assets in excess of liabilities — 2.3%		6,213,845
NET ASSETS — 100.00%		$264,448,740

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $40,571,343 and amounted to 15.3% of net assets.

(d)  The rate for certain asset backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2018.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at December 31, 2018.

(g)  Rate disclosed is the daily yield on December 31, 2018.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2018, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S.Treasury Note Future	229	3/29/19	$48,294,734	$48,619,585	$324,851
5-Year U.S. Treasury Note Future	201	3/29/19	22,683,508	23,052,188	368,680
					$693,531
	Total unrealized appreciation				$693,531
	Total unrealized depreciation				—
	Total net unrealized appreciation(depreciation)				$693,531

See notes to financial statements.

13

Victory Variable Insurance Funds Victory INCORE Low Duration Bond VIP Series	Schedule of Portfolio Investments — continued December 31, 2018

Credit Default Swap Agreements — Sell Protection (a)

Underlying Instrument	Fixed Deal Received Rate	Expiration Date	Payment Frequency	Implied Credit Spread at December 31, 2018 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 31	5.00%	12/20/23	Daily	4.46%	$25,000,000	$510,630	$1,810,600	$(1,299,970)
CDX North America Investment Grade 5 Year Index; Series 31	1.00%	12/20/23	Daily	4.46%	14,000,000	79,183	261,707	(182,524)
						$589,813	$2,072,307	$(1,482,494)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index or CDX North America Investment Grade 5 Year Index.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory INCORE Low Duration Bond VIP Series
ASSETS:
Investments, at value (Cost $260,944,605)	$258,234,895	(a)
Cash and cash equivalents	1,635,908
Deposits with brokers for futures contracts	1,322,396
Deposits with brokers for swap agreements	2,292,999
Interest and dividends receivable	1,421,176
Receivable for investments sold	3,402
Variation margin receivable on open futures contracts	82,493
Variation margin receivable on open swap agreements	34,614
Receivable from Adviser	68,259
Total Assets	265,096,142
LIABILITIES:
Payables:
Collateral received on loaned securities	302,744
Capital shares redeemed	137,258
Accrued expenses and other payables:
Investment advisory fees	101,388
Administration fees	13,820
Custodian fees	4,233
Transfer agent fees	29,966
Chief Compliance Officer fees	499
Trustees' fees	259
Other accrued expenses	57,235
Total Liabilities	647,402
NET ASSETS:
Capital	267,399,730
Total distributable earnings/(loss)	(2,950,990)
Net Assets	$264,448,740
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	25,742,782
Net asset value:	$10.27

(a)  Includes $294,455 of securities on loan.

See notes to financial statements.

15

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory INCORE Low Duration Bond VIP Series
Investment Income:
Interest	$6,774,685
Securities lending (net of fees)	9,075
Total Income	6,783,760
Expenses:
Investment advisory fees	1,281,990
Administration fees	170,506
Custodian fees	17,266
Transfer agent fees	60,269
Trustees' fees	23,575
Chief Compliance Officer fees	2,456
Legal and audit fees	46,356
Other expenses	62,755
Total Expenses	1,665,173
Expenses waived/reimbursed by Adviser	(155,683)
Net Expenses	1,509,490
Net Investment Income (Loss)	5,274,270
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(426,202)
Net realized gains (losses) from futures transactions	(765,169)
Net realized gains (losses) from swap transactions	1,036,524
Net change in unrealized appreciation/depreciation on investments	(1,435,538)
Net change in unrealized appreciation/depreciation on futures transactions	786,412
Net change in unrealized appreciation/depreciation on swap transactions	(1,619,834)
Net realized/unrealized gains (losses) on investments	(2,423,807)
Change in net assets resulting from operations	$2,850,463

See notes to financial statements.

16

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$5,274,270	$4,149,385
Net realized gains (losses) from investment transactions	(154,847)	772,341
Net change in unrealized appreciation (depreciation) on investments	(2,268,960)	(357,681)
Change in net assets resulting from operations	2,850,463	4,564,045
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(1,374,412)	(4,147,757)
Change in net assets resulting from capital transactions	(29,333,670)	18,738,983
Change in net assets	(27,857,619)	19,155,271
Net Assets:
Beginning of period	292,306,359	273,151,088
End of period	$264,448,740	$292,306,359
Capital Transactions:
Proceeds from shares issued	20,030,792	41,604,917
Distributions reinvested	1,374,412	4,147,757
Cost of shares redeemed	(50,738,874)	(27,013,691)
Change in net assets resulting from capital transactions	(29,333,670)	18,738,983
Share Transactions:
Issued	1,955,580	4,044,038
Reinvested	134,219	406,245
Redeemed	(4,949,055)	(2,620,215)
Change in Shares	(2,859,256)	1,830,068

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

17

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Low Duration Bond VIP Series
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$10.22		$10.20		$10.13		$10.22	$10.30
Investment Activities:
Net investment income (loss)	0.19	(a)	0.15	(a)	0.12	(a)	0.14 (a)	0.18
Net realized and unrealized gains (losses) on investments	(0.09)		0.02		0.09		(0.09)	(0.08)
Total from Investment Activities	0.10		0.17		0.21		0.05	0.10
Distributions to Shareholders:
Net investment income	(0.05)		(0.15)		(0.14)		(0.14)	(0.18)
Total Distributions to Shareholders	(0.05)		(0.15)		(0.14)		(0.14)	(0.18)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—		—	(b)	—	—
Net Asset Value, End of Period	$10.27		$10.22		$10.20		$10.13	$10.22
Total Return (c)	1.01%		1.64%		2.04	%(d)	0.47%	0.92%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$264,449		$292,306		$273,151		$276,164	$265,514
Ratio of net expenses to average net assets	0.53%		0.53%		0.53%		0.53%	0.55%
Ratio of net investment income (loss) to average net assets	1.85%		1.44%		1.21%		1.33%	1.74%
Ratio of gross expenses to average net assets	0.58	%(e)	0.58	%(e)	0.53%		0.53%	0.55%
Portfolio turnover	55%		91	%(f)	55%		38%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover increased due to a change within the portfolio holdings during the year.

See notes to financial statements.

18

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory INCORE Low Duration Bond VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Asset Backed Securities	$—	$—	$33,242,879	$—	$33,242,879	$—
Collateralized Mortgage Obligations	—	—	11,321,039	—	11,321,039	—
Residential Mortgage Backed Securities	—	—	11,597,415	—	11,597,415	—
Corporate Bonds	—	—	134,346,835	—	134,346,835	—
U.S. Government Mortgage Backed Agencies	—	—	26,133,395	—	26,133,395	—
U.S. Treasury Obligations	—	—	41,290,588	—	41,290,588	—
Collateral for Securities Loaned	302,744	—	—	—	302,744	—
Futures Contracts	—	693,531	—	—	—	693,531
Credit Default Swap Agreements	—	—	—	(1,482,494)	—	(1,482,494)
Total	$302,744	$693,531	$257,932,151	$(1,482,494)	$258,234,895	$(788,963)

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as investment securities, such as futures contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If the Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of December 31, 2018, the Fund had no outstanding when-issued purchase commitments.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying fund.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposits with brokers for futures contracts.

As of December 31, 2018, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities.

As of December 31, 2018, the Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*	Variation Margin Payable on Open Swap Agreements*
Credit Risk Exposure	$—	$—	$—	$1,482,494
Interest Rate Risk Exposure	693,531	—	—	—

*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Transactions	Net Realized Gains (Losses) from Swap Transactions	Net Change in Unrealized Appreciation/ Depreciation on Futures Transactions	Change in Net Unrealized Appreciation/ Depreciation on Swap Transactions
Credit Risk Exposure	$—	$1,036,524	$—	$(1,619,834)
Interest Rate Risk Exposure	(765,169)	—	786,412	—

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The associated volume of derivative positions in the Fund was 32% based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2018.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
$294,455	$302,744	$—	$—	$—	$8,289

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distributions

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

reclassification, and deemed distribution due to shareholder redemption), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$88,115,001	$114,247,624	$55,821,985	$67,013,504

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.45% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.53%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019	Expires 12/31/2020	Expires 12/31/2021
$1,866	$132,033	$155,683

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Fund will be subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2018.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,374,411	$—	$1,374,411
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,147,757	$—	$4,147,757

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$5,011,777	$—	$5,011,777	$(5,226,542)	$(2,736,224)	$(2,950,989)

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended December 31, 2018, the Fund has short term and long term capital loss carryforwards of $1,492,605 and $3,733,937 respectively that are not subject to expiration.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$260,971,119	$495,019	$(3,231,243)	$(2,736,224)
28

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund's financial statements.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in

29

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(4,147,757)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory INCORE Low Duration Bond VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory INCORE Low Duration Bond VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

31

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing
Partner (August 2014- January 2016), Endgate
Commodities LLC; Chief
Operating Officer, Liquidnet
			Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$1,007.20	$1,022.53	$2.68	$2.70	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services

36

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for all of the periods reviewed, underperformed the peer group for the three-year period, and outperformed the peer group for the one-, five- and ten-year periods.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's INCORE investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-ILDBVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)
Trustee and Officer Information	27
Proxy Voting and Form N-Q Information	30
Expense Examples	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory RS International VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory RS International VIP Series ("Fund") outperformed the MSCI EAFE Index (net) (the "Index") for the one-year period ended December 31, 2018. The Fund's positive relative performance was supported by many sectors, led by Consumer Staples, Materials and Health Care. The detracting sectors included Consumer Discretionary and Information Technology. The Fund seeks to provide long-term capital appreciation. The Fund's investment team employs both quantitative screening and fundamental analysis in seeking companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

If ever the market lived up to its roller-coaster reputation, 2018 was the year. January saw an acceleration of prior year positive trends as international equities surged to post-recession highs, only to give it all back in February on the back of a spike in volatility not seen since August 2015. Trading hinted at weakness through the summer before plunging in the fall. All in, as measured by the Index, international equities finished the year down over 13%.

Identifying the precise catalyst for the market's change of heart is always difficult. The impact on the global economy from heightened tensions surrounding U.S./China trade negotiations have been mostly to blame. In the U.S., rising interest rates driven by a hawkish Federal Reserve, a tax cut hangover resulting in a larger fiscal deficit, and a partial federal government shutdown have raised investors' anxiety. The data itself has been mixed, if not supportive. However, the U.S. Treasury 2- to 5-year yield curve has inverted, suggesting the historically long current economic expansion may be coming to an end. At a minimum, investors are reminded that the recent era of easy money, low inflation, and steady growth, may be as good as it gets.

In China, domestic consumption has softened as seen by an unprecedented fifth straight month of negative passenger car sales. Investments are muted as well, driven by lack of funds in the public sector and extreme caution in the private sector. Exports appear most at risk having slowed dramatically in December with the potential to cause significant dislocations in the employment market should tariffs on goods into the U.S. rise to 25% as threatened by the current administration.

Adding to the dim view of global growth is Europe where a swath of concerns has bubbled to the surface. Chief among these are the status of Brexit and whether the Irish border remains open, rising populism in France due to a backlash against President Macron's tax policies, as well as Italy's budget crisis.

4

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

QVS Factor Performance

In this section, we offer insight into the factors driving market performance from a quantitative point of view. The team's proprietary QVS ("Quality, Value and Sentiment") Model scours the globe, screening over 10,000 companies looking for the best investment opportunities. It is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued and exhibit favorable market sentiment. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

In 2018, all factors contributed positively to performance, though quality was the standout. We define quality companies as those able to demonstrate operating and management excellence, as well as superior capital allocation, so it came as no surprise to see this factor continue to perform. We continually use this quantitative model to help us focus our resources and fundamental research on those companies with the highest probability of outperformance.

Performance Update

The Fund was down -10.66%, for the twelve-month period ended December 31, 2018, outperforming its benchmark, the MSCI EAFE Index (net), which decreased -13.79%.

Portfolio Review

Strong results in the Consumer Staples sector were led by Royal Unibrew A/S. Royal Unibrew, a Scandinavian beverage distributor, as a continued and improving product mix led to market share gains in craft and specialty beers. In addition, revenue and earnings outlooks for Royal Unibrew got a boost due to the acquisition of Etablissements Geyer Frères, a French craft lemonade producer that focuses on organically sourced local products. The acquisition should establish a niche platform in France similar to their Italian operations.

Wolters Kluwer, an information and software solutions company based in the Netherlands, also positively contributed to the portfolio. The company's organic sales growth bested consensus estimates for the first half of the year, headlined by its Legal & Regulatory, Tax & Accounting, and Governance, Risk & Compliance segments. Wolters also declared stock buyback transactions in September, as part of the three-year buyback program originally announced in 2016. This program was subsequently expanded to include additional repurchases intended to mitigate dilution caused by non-core divestments made in 2017 and early 2018. The program also includes repurchases made to offset annual incentive share issuance and included similar events in both 2016 and 2017.

On the downside, both Wynn Macau and Melexis NV detracted from the portfolio's overall performance. Wynn Macau, a hotel and casino resort operator, grew gaming revenue 3% year-over-year, but that fell below most estimates of approximately 5% year-over-year. Moving forward, expectations for higher single digit growth should be aided by pent-up demand for the opening of several new VIP junket rooms in many of its casinos.

Melexis, which designs, develops, tests and markets advanced semiconductor devices, fell on fears of sector consolidation news, supply chain hiccups, and BMW's profit warning, which in combination, created the perfect storm for Melexis' share price. After the recent underperformance compared to its peers, the company's multiples are now in line with sector averages. Melexis used to trade at a premium as they are concentrating on the

5

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

fast-growing automotive semiconductor market which is expected to continue growing faster than both the automotive industry and the overall semiconductor market.

Outlook

We expect market volatility to continue in 2019 and will remain vigilant when constructing the portfolio, maintaining our sector and region neutrality. Making correct macro allocation calls can be immensely challenging, therefore, we do not forecast regional performance. In our view, stock selection and strong risk management protocols can be far more impactful to fund performance than allocation.

Investment Philosophy

The Victory RS International VIP Series is guided by our philosophy that positive investment outcomes can be attained through the use of a data-driven discipline in conjunction with a bottom-up approach to investing. Our proprietary research methodology, combined with a set of industry standard and team-generated global risk factors, seeks to capture information inefficiencies in the global equity markets. Our goal is to provide a consistent, diversified return stream over full market cycles while managing portfolio volatility.

6

Victory Variable Insurance Funds

Victory RS International VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A
INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index (Net)[1]
One Year	–10.66%	–13.79%
Three Year	4.49%	2.87%
Five Year	1.73%	0.53%
Ten Year	8.06%	6.32%
Since Inception	6.66%	N/A

Expense Ratios

Gross	0.95%
With Applicable Waivers	0.93%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (97.3%)
Australia (7.5%):
Financials (1.9%):
Macquarie Group Ltd.	35,599	$2,726,163
Health Care (1.6%):
CSL Ltd.	17,851	2,331,166
Materials (2.0%):
BHP Billiton Ltd.	116,215	2,808,444
Real Estate (2.0%):
Scentre Group	1,048,109	2,880,819
		10,746,592
Belgium (0.5%):
Information Technology (0.5%):
Melexis NV	12,965	754,411
China (0.5%):
Communication Services (0.5%):
Tencent Holdings Ltd.	18,000	721,492
Denmark (1.0%):
Consumer Staples (1.0%):
Royal Unibrew A/S	21,038	1,453,869
France (7.9%):
Consumer Discretionary (2.9%):
Cie Generale des Etablissements Michelin	17,871	1,758,748
LVMH Moet Hennessy Louis Vuitton SA	8,287	2,425,903
		4,184,651
Energy (1.4%):
Total SA	36,765	1,938,910
Financials (1.6%):
AXA SA	107,190	2,313,049
Information Technology (1.5%):
Cap Gemini SA	21,497	2,137,908
Materials (0.5%):
Arkema SA	8,428	723,430
		11,297,948
Germany (7.7%):
Financials (2.2%):
Allianz SE	15,668	3,148,138
Health Care (0.6%):
Bayer AG	13,016	905,123
Industrials (2.0%):
Siemens AG	15,039	1,678,148
Washtec AG	17,399	1,203,935
		2,882,083

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Information Technology (1.5%):
SAP SE	21,161	$2,099,936
Real Estate (1.4%):
Vonovia SE	44,261	1,994,965
		11,030,245
Hong Kong (3.1%):
Financials (1.5%):
AIA Group Ltd.	185,200	1,538,520
BOC Hong Kong Holdings Ltd.	149,500	554,939
		2,093,459
Real Estate (1.3%):
CK Asset Holdings Ltd.	243,000	1,778,042
Utilities (0.3%):
HK Electric Investments & HK Electric Investments Ltd.	470,000	473,735
		4,345,236
Ireland (1.2%):
Industrials (1.2%):
Experian PLC	71,774	1,739,674
Italy (3.7%):
Financials (0.9%):
Banca Generali SpA	63,196	1,313,617
Health Care (0.7%):
Recordati SpA	28,949	1,002,374
Utilities (2.1%):
Enel SpA	501,086	2,904,522
		5,220,513
Japan (21.9%):
Communication Services (0.6%):
Nippon Telegraph & Telephone Corp.	20,800	848,742
Consumer Discretionary (4.4%):
Hikari Tsushin, Inc.	6,800	1,063,026
Toyota Motor Corp.	70,200	4,064,195
United Arrows Ltd.	35,200	1,121,764
		6,248,985
Consumer Staples (0.6%):
Matsumotokiyoshi Holdings Co. Ltd.	30,100	925,605
Financials (2.9%):
Jafco Co. Ltd.	31,100	985,331
Mitsubishi UFJ Financial Group, Inc.	337,200	1,655,088
Tokio Marine Holdings, Inc.	32,300	1,534,742
		4,175,161

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Health Care (2.9%):
Hoya Corp.	33,300	$2,008,266
Shionogi & Co. Ltd.	36,400	2,077,832
		4,086,098
Industrials (5.9%):
EN-Japan, Inc.	33,600	1,040,209
Fuji Electric Co. Ltd.	57,500	1,693,750
Hitachi Construction Machinery Co. Ltd.	46,500	1,088,306
ITOCHU Corp.	52,700	895,115
Kyowa Exeo Corp.	61,900	1,449,599
Okuma Corp.	15,500	737,896
Sanwa Holdings Corp.	138,900	1,577,274
		8,482,149
Information Technology (1.9%):
Fujitsu Ltd.	15,500	966,343
Oracle Corp. Japan	20,100	1,276,079
Ulvac, Inc.	15,500	447,545
		2,689,967
Materials (0.6%):
DIC Corp. (b)	26,400	807,775
Real Estate (0.9%):
Sumitomo Realty & Development	33,200	1,215,572
Utilities (1.2%):
Chubu Electric Power Co., Inc.	119,800	1,702,522
		31,182,576
Macau (0.9%):
Consumer Discretionary (0.9%):
Wynn Macau Ltd.	553,600	1,205,190
Netherlands (5.4%):
Communication Services (2.2%):
Koninklijke KPN NV	1,041,171	3,040,843
Financials (1.1%):
ING Groep NV	147,003	1,581,037
Industrials (2.1%):
Wolters Kluwer NV	51,215	3,011,399
		7,633,279
Norway (1.7%):
Energy (0.5%):
Aker BP ASA	29,627	747,496
Financials (1.2%):
SpareBank 1 SMN	174,958	1,707,598
		2,455,094

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Russian Federation (0.5%):
Materials (0.5%):
Evraz PLC	120,690	$738,930
Spain (2.4%):
Communication Services (1.5%):
Telefonica SA	259,009	2,179,885
Financials (0.9%):
Banco Santander SA	271,236	1,231,513
		3,411,398
Sweden (2.6%):
Industrials (2.6%):
Atlas Copco AB, Class B	123,258	2,702,281
Epiroc AB, Class B (c)	119,405	1,066,437
		3,768,718
Switzerland (9.8%):
Consumer Staples (3.1%):
Nestle SA, Registered Shares	53,845	4,371,990
Financials (0.9%):
UBS Group AG, Registered Shares	102,843	1,283,308
Health Care (5.8%):
Novartis AG	45,148	3,868,241
Roche Holding AG	17,780	4,415,840
		8,284,081
		13,939,379
United Kingdom (19.0%):
Consumer Discretionary (0.6%):
Next PLC	16,760	853,236
Consumer Staples (4.9%):
Britvic PLC	174,837	1,780,411
Diageo PLC	66,959	2,392,374
Unilever PLC	52,832	2,773,404
		6,946,189
Energy (3.4%):
BP PLC	340,111	2,149,747
Royal Dutch Shell PLC, Class A	90,350	2,658,850
		4,808,597
Financials (4.1%):
Close Brothers Group PLC	99,079	1,818,027
HSBC Holdings PLC	263,747	2,175,511
Legal & General Group PLC	610,032	1,797,104
		5,790,642
Health Care (1.3%):
Smith & Nephew PLC	103,452	1,936,187

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Industrials (1.5%):
RELX PLC	103,081	$2,125,247
Materials (3.2%):
Croda International PLC	26,605	1,588,632
Rio Tinto PLC	62,080	2,972,706
		4,561,338
		27,021,436
Total Common Stocks (Cost $135,870,890)		138,665,980
Preferred Stocks (1.6%)
Japan (1.6%):
Consumer Staples (1.6%):
Ito En Ltd.	101,400	2,226,636
Total Preferred Stocks (Cost $1,648,342)		2,226,636
Total Investments (Cost $137,519,232) — 98.9%		140,892,616
Other assets in excess of liabilities — 1.1%		1,630,915
NET ASSETS — 100.00%		$142,523,531

(a)  All securities were fair valued at December 31, 2018. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory RS International VIP Series
ASSETS:
Investments, at value (Cost $137,519,232)	$140,892,616	(a)
Cash and cash equivalents	1,255,137
Interest and dividends receivable	128,456
Receivable for capital shares issued	2,216
Reclaims receivable	497,913
Total Assets	142,776,338
LIABILITIES:
Payable for capital shares redeemed	103,170
Accrued expenses and other payables:
Investment advisory fees	99,108
Administration fees	7,554
Custodian fees	7,334
Transfer agent fees	59
Chief Compliance Officer fees	298
Trustees' fees	144
Other accrued expenses	35,140
Total Liabilities	252,807
NET ASSETS:
Capital	129,850,883
Total distributable earnings/(loss)	12,672,648
Net Assets	$142,523,531
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	9,211,056
Net asset value:	$15.47

(a)  Includes $799,697 of securities on loan.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory RS International VIP Series
Investment Income:
Dividends	$5,753,945
Interest	19,121
Securities lending (net of fees)	24,927
Foreign tax withholding	(585,748)
Total Income	5,212,245
Expenses:
Investment advisory fees	1,334,736
Administration fees	99,924
Custodian fees	31,250
Transfer agent fees	438
Trustees' fees	14,257
Chief Compliance Officer fees	1,459
Legal and audit fees	30,414
Other expenses	53,340
Total Expenses	1,565,818
Expenses waived/reimbursed by Adviser	(15,196)
Net Expenses	1,550,622
Net Investment Income (Loss)	3,661,623
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	9,269,743
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(30,264,562)
Net realized/unrealized gains (losses) on investments	(20,994,819)
Change in net assets resulting from operations	$(17,333,196)

See notes to financial statements.

14

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$3,661,623	$3,483,803
Net realized gains (losses) from investment transactions	9,269,743	13,118,897
Net change in unrealized appreciation (depreciation) on investments	(30,264,562)	24,614,558
Change in net assets resulting from operations	(17,333,196)	41,217,258
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(2,621,141)	(3,484,383)
Change in net assets resulting from capital transactions	(19,040,351)	(31,240,688)
Change in net assets	(38,994,688)	6,492,187
Net Assets:
Beginning of period	181,518,219	175,026,032
End of period	$142,523,531	$181,518,219
Capital Transactions:
Proceeds from shares issued	$6,913,816	$3,665,763
Distributions reinvested	2,621,141	3,484,383
Cost of shares redeemed	(28,575,308)	(38,390,834)
Change in net assets resulting from capital transactions	$(19,040,351)	$(31,240,688)
Share Transactions:
Issued	400,845	220,823
Reinvested	169,597	198,427
Redeemed	(1,650,290)	(2,356,133)
Change in Shares	(1,079,848)	(1,936,883)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International VIP Series
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$17.64		$14.31		$14.39		$14.63	$17.26
Investment Activities:
Net investment income (loss)	0.38	(a)	0.31	(a)	0.30	(a)	0.31 (a)	0.39
Net realized and unrealized gains (losses) on investments	(2.26)		3.36		(0.10)		(0.19)	(1.30)
Total from Investment Activities	(1.88)		3.67		0.20		0.12	(0.91)
Distributions to Shareholders:
Net investment income	(0.15)		(0.34)		(0.31)		(0.32)	(0.35)
Net realized gains from investments	(0.14)		—		—		(0.04)	(1.37)
Total Distributions to Shareholders	(0.29)		(0.34)		(0.31)		(0.36)	(1.72)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—		0.03		—	—
Net Asset Value, End of Period	$15.47		$17.64		$14.31		$14.39	$14.63
Total Return (b)	(10.66)%		25.68%		1.60	%(c)	0.84%	(5.30)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$142,524		$181,518		$175,026		$185,028	$203,530
Ratio of net expenses to average net assets	0.93%		0.93%		0.90%		0.92%	0.92%
Ratio of net investment income (loss) to average net assets	2.20%		1.93%		2.13%		2.00%	2.23%
Ratio of gross expenses to average net assets	0.94	%(d)	0.95	%(d)	0.90%		0.92%	0.92%
Portfolio turnover	44%		57%		110%		117%	193%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.23% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

16

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS International VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees ("Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities	Investments in Securities
Common Stocks	$138,665,980	$138,665,980
Preferred Stocks	2,226,636	2,226,636
Total	$140,892,616	$140,892,616

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying fund.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of currency contracts does not eliminate

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

fluctuations in the underlying prices of the securities. As of December 31, 2018, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$799,697	$—	$—	$—	$1,111,052	$311,355

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there are no permanent book-to-tax differences reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases	Sales
$72,652,199	$90,143,516

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.80% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.93%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended December 31, 2018, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020	Expires 12/31/2021
$39,115	$15,196

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2018.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,384,165	$1,236,976	$2,621,141
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,484,383	$—	$3,484,383

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$3,274,057	$8,853,691	$12,127,748	$544,900	$12,672,648

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$140,349,108	$34,055,350	$(33,510,450)	$544,900

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.8%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(3,484,383)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory RS International VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS International VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$906.70	$1,020.52	$4.47	$4.74	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 58%.

For the year ended December 31, 2018, the Fund designated long-term capital gain distributions in the amount of $1,236,976.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2018 were $0.49 and $0.15, respectively.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)
Trustee and Officer Information	24
Proxy Voting and Form N-Q Information	27
Expense Examples	27
Additional Federal Income Tax Information	28
Advisory Contract Renewal	29
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

It would be an understatement to characterize 2018 as a volatile year for the equity market. Consider the range of highs and lows we witnessed. For the S&P 500® Index, it was a year in which we enjoyed an all-time high but also suffered the worst December since the 2008 financial crisis. And if that wasn't enough, we also saw the worst single-day point decline in the history of the Dow Jones Industrial Average. Through all that volatility, the S&P 500 Index ultimately registered its first negative annual return (-4.4%) since the financial crisis. Small-caps performed worse than large-caps in a risk-off environment as the Russell 2000® Index fell approximately 11% for the year. A number of concerns, including trade tensions with China, rising interest rates, a government shutdown, and rising concerns of a possible recession, were all culprits that created a jittery market.

The year started off in a sharp contrast to how it ended. The S&P 500 Index returned nearly 6% in January, followed by a sharp spike in volatility in February that culminated with the biggest single-day decline (over 1100 points) in the Dow's history. In the second and third quarters, the equity market performed well thanks to modest inflation, strong GDP data, and robust corporate earnings growth, with the S&P 500 Index hitting an all-time high in late September. But as the trade tension rhetoric ratcheted up, investors' sentiment turned decidedly negative. Coupled with concerns of slowing global economic growth and continued Federal Reserve tightening, valuation multiples were compressed as investors assigned a higher discount rate to equities to account for increased risk on the horizon. This resulted in a dramatic 20% drawdown in the S&P 500 Index and a 26% drawdown in the Russell 2000 Index from peak to trough late in the year. The sell-off was broad-based, with nine out of 11 sectors posting negative returns, while Health Care and Utilities had slight positive returns for the year. In addition, almost every global asset class sold off. The MSCI Emerging Markets Index was down 9.7% and the MSCI World ex USA Index declined approximately 10%. Commodities were no exception, as WTI crude fell nearly 25% for the year. As investors rotated into safe havens, the 10-year Treasury yield declined by approximately 60 bps in the fourth quarter to approximately 2.6% at year-end. High-yield credit spreads also widened by nearly 200 bps in the fourth quarter.

While 2018 was a challenging year in the equity market, valuations have become more reasonable, and the equity risk premium has moved up to the upper end of the recent decade.

Performance Update and Review

The Victory RS Large Cap Alpha VIP Series ("Fund") seeks to provide long-term capital appreciation. For the twelve-month period ended December 31, 2018, the Fund delivered a -9.00% absolute return, modestly underperforming the Russell 1000® Value Index, which returned -8.27%.

4

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Solid stock selection in the Materials, Technology, and Consumer Staples sectors contributed positively to the portfolio. In particular, can manufacturer Ball Corp. (ticker: BLL; +23%) began to show progress from their acquisition of Rexam. Also, Visa (V), a global payments network operator, returned 16% on the back of strong operational momentum and improving sales and profitability. Another notable performer in the Fund was Consumer Staples company Post Holdings (ticker: POST), which returned 13% as the company announced intentions to unlock value in two segments of their portfolio via announced spin-offs. We reduced our position sizes in both POST and BLL during the year as their stock prices increased.

Contributing negatively to the Fund was negative stock selection in the Health Care and Consumer Discretionary sectors. Within Health Care, the negative selection effect was in part because of stocks we owned, such as Allergan (AGN). A global specialty pharmaceutical company, AGN returned -17% as financial results and worries over competition from new generic drug entrants competing against one of its key products weighed on the shares' valuation. Not owning a number of large-capitalization, branded pharmaceutical and medical device companies also hurt our relative performance in the Health Care sector.

Selection also lagged in the Consumer Discretionary sector. The worst performer was LKQ Corp. (ticker: LKQ), a provider of refurbished collision replacement parts for the auto industry. The stock declined over 40% as slightly slower than expected earnings growth was met with a draconian contraction in the company's valuation.

We added to our Allergan and LKQ positions during the year as their valuations became more compelling.

Outlook

As we enter our tenth year of economic expansion, a period of consistent underlying factors for equity investing, conditions are beginning to shift. Interest rates and the regulatory cycles have reached an inflection point, placing countervailing forces on the economy and markets. As for now, the U.S. economy remains quite robust and continues to be a global leader.

Energy prices remain significantly below peak levels, despite declining inventories worldwide. Natural gas prices have materially lagged oil prices. This stimulates consumer spending and confidence in the long run for the U.S. and for non-oil-producing countries abroad. In the U.S. we enjoy the competitive advantage of a long-term supply of abundant cheap natural gas.

Interest rates have moved off of their historically low levels, and now the question is which direction they will move from here. Ultimately, higher rates are a reflection of better economic performance and some inflation; however, the continued improvement is much more questionable, as the benefits from corporate tax reform have already been embedded in the economy. As with most things, the pendulum rarely stops in the middle, and the risk of the Federal Reserve tightening too much or too fast is a possibility that is gaining greater interest. Although we believe we are late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war or some anomalistic event seem low.

We remain watchful of corporations continuing to lever their balance sheets, although some of this has been offset by strong free cash flow generation. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should drive higher employment, M&A activity, and capital returns such as buybacks and dividends. However, the U.S. Treasury 10-year/2-year rate spread stands at a mere 16 bps. This is the lowest

5

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

level spread we have seen since August 2007 and well below the 10-year average of 176 bps. With the Federal Reserve seemingly motivated to raise rates further, we are mindful of the possibility of an inverted yield curve. Although not perfect, an inverted yield curve has proven a fairly reliable indicator of an economic slowdown in the past.

In our estimation equity valuations remain at historically high levels, in the eighth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. Equities look most reasonable when comparing earnings yields to U.S. Treasuries or even corporate bond yields. In any case, we believe the values inherent in the Fund's holdings as measured by our focus on improving return on invested capital (ROIC) and strong balance sheets should make them attractive to other investors and possibly acquirers over time. Meanwhile, we believe equities are the superior asset allocation alternative to bonds over the longer term.

6

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series (continued)

Average Annual Total Return

Year Ended December 31, 2018

	Class I
INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000 Value Index[1]	S&P 500 Index[2]
One Year	–9.00%	–8.27%	–4.38%
Three Year	5.59%	6.95%	9.26%
Five Year	5.56%	5.95%	8.49%
Ten Year	10.90%	11.18%	13.12%
Since Inception	10.21%	N/A	N/A

Expense Ratios

Gross	0.60%
With Applicable Waivers	0.55%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (98.6%)
Communication Services (8.2%):
Alphabet, Inc., Class A (a)	30,395	$31,761,559
Facebook, Inc., Class A (a)	288,010	37,755,231
		69,516,790
Consumer Discretionary (6.8%):
Aramark	770,850	22,331,525
Booking Holdings, Inc. (a)	10,070	17,344,769
LKQ Corp. (a)	776,690	18,430,854
		58,107,148
Consumer Staples (7.6%):
Keurig Dr Pepper, Inc. (b)	201,030	5,154,409
Mondelez International, Inc., Class A	806,750	32,294,202
Post Holdings, Inc. (a)	41,904	3,734,904
The Kraft Heinz Co.	535,910	23,065,566
		64,249,081
Energy (11.8%):
Chevron Corp.	215,180	23,409,432
Devon Energy Corp.	437,821	9,868,485
Diamondback Energy, Inc.	124,250	11,517,975
Enterprise Products Partners LP	961,290	23,638,122
EQT Corp.	777,840	14,693,398
Equitrans Midstream Corp. (a)	307,853	6,163,217
Helmerich & Payne, Inc.	112,550	5,395,647
Noble Energy, Inc.	312,120	5,855,371
		100,541,647
Financials (23.3%):
Aflac, Inc.	494,750	22,540,810
American International Group, Inc.	230,430	9,081,246
Brown & Brown, Inc.	984,800	27,141,087
Cincinnati Financial Corp. (b)	283,430	21,943,151
Citigroup, Inc.	568,880	29,615,892
E*TRADE Financial Corp.	275,025	12,068,097
Hartford Financial Services Group, Inc.	435,330	19,350,419
The PNC Financial Services Group, Inc.	172,360	20,150,608
U.S. Bancorp	368,640	16,846,848
Wells Fargo & Co.	387,370	17,850,010
		196,588,168
Health Care (13.8%):
Allergan PLC	224,827	30,050,377
AstraZeneca PLC, ADR	261,210	9,920,756
CVS Health Corp.	449,765	29,468,603
Quest Diagnostics, Inc.	124,380	10,357,123
UnitedHealth Group, Inc.	69,295	17,262,770
Zimmer Biomet Holdings, Inc.	192,760	19,993,067
		117,052,696

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Industrials (5.5%):
Eaton Corp. PLC, ADR	253,240	$17,387,458
Sensata Technologies Holding PLC, ADR (a)	363,150	16,283,646
Union Pacific Corp.	93,900	12,979,797
		46,650,901
Information Technology (8.4%):
Cognizant Technology Solutions Corp., Class A	263,767	16,743,929
FleetCor Technologies, Inc. (a)	101,040	18,765,149
Visa, Inc., Class A	267,920	35,349,365
		70,858,443
Materials (4.7%):
Ball Corp.	170,220	7,826,716
Freeport-McMoRan, Inc.	978,670	10,090,088
Sealed Air Corp. (b)	614,800	21,419,632
		39,336,436
Real Estate (4.5%):
Equity Commonwealth	649,800	19,500,498
Invitation Homes, Inc. (b)	934,280	18,760,342
		38,260,840
Utilities (4.0%):
Duke Energy Corp.	219,090	18,907,467
Exelon Corp.	328,260	14,804,526
		33,711,993
Total Common Stocks (Cost $838,411,671)		834,874,143
Collateral for Securities Loaned^ (1.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	$1,618,811	1,618,811
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	2,339,104	2,339,104
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	72,232	72,232
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	899,349	899,349
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	1,438,869	1,438,869
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	2,158,438	2,158,438
Total Collateral for Securities Loaned (Cost $8,526,803)		8,526,803
Total Investments (Cost $846,938,474) — 99.6%		843,400,946
Other assets in excess of liabilities — 0.4%		3,589,255
NET ASSETS — 100.00%		$846,990,201

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2018

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory RS Large Cap Alpha VIP Series
ASSETS:
Investments, at value (Cost 846,938,474)	$843,400,946	(a)
Cash and cash equivalents	12,439,001
Interest and dividends receivable	606,034
Receivable for capital shares issued	714
Receivable for investments sold	641,704
Receivable from Adviser	280,727
Total Assets	857,369,126
LIABILITIES:
Payables:
Collateral received on loaned securities	8,526,803
Investments purchased	895,698
Capital shares redeemed	326,940
Accrued expenses and other payables:
Investment advisory fees	371,985
Administration fees	45,647
Custodian fees	11,050
Transfer agent fees	104,727
Chief Compliance Officer fees	1,766
Trustees' fees	880
Other accrued expenses	93,429
Total Liabilities	10,378,925
NET ASSETS:
Capital	700,987,208
Total distributable earnings/(loss)	146,002,993
Net Assets	$846,990,201
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	19,494,720
Net asset value:	$43.45

(a)  Includes $8,444,730 of securities on loan.

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividends	$16,207,889
Interest	319,062
Securities lending (net of fees)	61,836
Total Income	16,588,787
Expenses:
Investment advisory fees	5,022,726
Administration fees	600,519
Custodian fees	45,478
Transfer agent fees	210,161
Trustees' fees	81,909
Chief Compliance Officer fees	8,660
Legal and audit fees	124,801
Other expenses	118,151
Total Expenses	6,212,405
Expenses waived/reimbursed by Adviser	(690,695)
Net Expenses	5,521,710
Net Investment Income (Loss)	11,067,077
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	137,400,719
Net change in unrealized appreciation/depreciation on investments	(229,244,068)
Net realized/unrealized gains (losses) on investments	(91,843,349)
Change in net assets resulting from operations	$(80,776,272)

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$11,067,077	$10,474,413
Net realized gains (losses) from investment transactions	137,400,719	103,673,960
Net change in unrealized appreciation (depreciation) on investments	(229,244,068)	62,191,294
Change in net assets resulting from operations	(80,776,272)	176,339,667
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(99,131,571)	(10,800,168)
Change in net assets resulting from capital transactions	(33,842,009)	(125,399,135)
Change in net assets	(213,749,852)	40,140,364
Net Assets:
Beginning of period	1,060,740,053	1,020,599,689
End of period	$846,990,201	$1,060,740,053
Capital Transactions:
Proceeds from shares issued	$17,538,132	$8,905,556
Distributions reinvested	99,131,571	10,800,168
Cost of shares redeemed	(150,511,712)	(145,104,859)
Change in net assets resulting from capital transactions	$(33,842,009)	$(125,399,135)
Share Transactions:
Issued	327,122	181,681
Reinvested	2,271,183	199,449
Redeemed	(2,743,529)	(2,937,643)
Change in Shares	(145,224)	(2,556,513)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$54.01		$45.98		$44.26		$50.63	$51.52
Investment Activities:
Net investment income (loss)	0.60	(a)	0.51	(a)	0.50	(a)	0.60 (a)	0.73
Net realized and unrealized gains (losses) on investments	(5.44)		8.07		3.50		(1.64)	6.21
Total from Investment Activities	(4.84)		8.58		4.00		(1.04)	6.94
Distributions to Shareholders:
Net investment income	(0.02)		(0.55)		(0.52)		(0.67)	(0.71)
Net realized gains from investments	(5.70)		—		(1.76)		(4.66)	(7.12)
Total Distributions to Shareholders	(5.72)		(0.55)		(2.28)		(5.33)	(7.83)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—		—	(b)	—	—
Net Asset Value, End of Period	$43.45		$54.01		$45.98		$44.26	$50.63
Total Return (c)	(9.00)%		18.67%		9.03	%(d)	(2.01)%	13.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$846,990		$1,060,740		$1,020,600		$1,015,821	$1,148,698
Ratio of net expenses to average net assets	0.55%		0.55%		0.54%		0.55%	0.55%
Ratio of net investment income (loss) to average net assets	1.10%		1.02%		1.12%		1.20%	1.27%
Ratio of gross expenses to average net assets	0.62	%(e)	0.60	%(e)	0.54%		0.55%	0.55%
Portfolio turnover	60%		56%		84%		47%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Large Cap Alpha VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$834,874,143	$834,874,143
Collateral for Securities Loaned	8,526,803	8,526,803
Total	$843,400,946	$843,400,946

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$8,444,730	$8,526,803	$—	$—	$—	$82,073

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were $701 and $(701) for total distributable earnings/(loss) and Capital, respectively.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

Purchases	Sales
$587,240,888	$706,599,413

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.
18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.55%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2020	Expires 12/31/2021
$522,796	$690,695

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2018.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$11,515,218	$87,616,353	$99,131,571
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$10,800,168	$—	$10,800,168

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$10,660,966	$137,576,831	$148,237,797	$(2,234,804)	$146,002,993

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$845,635,750	$238,118,674	$(240,353,478)	$(2,234,804)

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.8%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(10,800,168)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory RS Large Cap Alpha VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS Large Cap Alpha VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

23

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$899.80	$1,022.43	$2.63	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 69%.

Dividends qualifying for corporate dividends received a deduction of 64%.

For the year ended December 31, 2018, the Fund designated short-term and long-term capital gain distributions in the amount of $11,109,108 and $87,616,353, respectively.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed the benchmark index for all of the periods reviewed, and outperformed the peer group for the one-year period and underperformed the peer group for the three-, five- and ten-year periods.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

30

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)
Trustee and Officer Information	24
Proxy Voting and Form N-Q Information	27
Expense Examples	27
Additional Federal Income Tax Information	28
Advisory Contract Renewal	29
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

In a challenging year for U.S. equity markets, the Russell 2000® Growth Index (the "Index") of small-cap growth stocks returned -9.31%, despite the strong underlying economic landscape and strong earnings growth reported by the majority of small-cap growth companies. The Victory RS Small Cap Growth Equity VIP Series ("Fund") seeks to provide long-term capital growth. The Fund outperformed the Index for the twelve-month period ended December 31, 2018. This outperformance was due to outperformance in the technology sector, as well as positive stock selection within the financial services and materials & processing sectors. Stock selection in Health Care and Consumer Discretionary provided an offset to the Fund's positive relative performance. The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

U.S. equity markets delivered mixed performance throughout 2018, as the S&P 500® Index failed to deliver its tenth straight year of positive returns after a strong first nine months of the year. U.S. stocks underperformed despite continued resilience in the U.S. economy and record earnings, supported by a strong job market and the largest corporate tax reform in decades.

The year began on a positive note with strong performance in January before volatility emerged in February, dampening strong investor sentiment and ending the S&P 500's record run of 15 straight months of positive performance. The market rebounded in the second and third quarters, despite the continued uncertainty surrounding trade tariffs and a flattening yield curve, largely driven by fundamentals. Fundamentals continued to be supported by the strength of the U.S. economy (highlighted by 4.2% growth in the second quarter — the highest growth since Q3 2014, according to the Bureau of Economic Analysis). U.S. stocks declined sharply in the fourth quarter, as growth-oriented stocks in the Russell 3000® Growth Index returned -16.33%, the seventh largest quarterly decline since the 1979 inception of the index, ending the record run of twelve consecutive quarters of positive returns for the index.

Large-cap stocks outperformed mid- and small-cap stocks during the year, as measured by the Russell family of indices, a continued trend from 2017, while growth-oriented investments outperformed value as investors favored the strong fundamentals of growth stocks. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, and 15 years.

4

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Performance Update

The Fund returned -8.25% for the twelve-month period ended December 31, 2018, outperforming the Index, which returned -9.31%.

Portfolio Review

Within the technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. RingCentral's outperformance was driven by strong execution, as the company reported revenue up 32% year-over-year with improved gross margins, leading to earnings that grew 46% year-over-year in the most recent quarter and easily beat expectations. Our outlook for the company remains strong, driven by their continued march upmarket to the larger enterprise market and by the company's attractive anticipated growth rate.

Technology holding SendGrid, a cloud-based platform that provides various tools to businesses (including developers and marketers) to reach their customers using email, was also a strong contributor to performance. SendGrid has been a holding since the company's IPO, at which time RS Investments was a top three owner of the company. SendGrid rallied sharply after it was announced in mid-October that the company would be acquired by Twilio in an all-stock deal. The stock initially rallied approximately 15% on the announcement and we continued to hold the position given we already had a positive view of Twilio, owning it in our mid-cap growth strategy. This further benefitted performance as Twilio was a strong performer throughout the remainder of the quarter given the all-stock nature of the SendGrid acquisition.

Stock selection within the Financial Services sector was also additive to performance, due in large part to an investment in Euronet Worldwide, a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total. The stock performed well in 2018, driven by a 29% increase in operating income as the company continued to execute.

Within the Health Care sector, the largest detractor was biotechnology holding Vital Therapies, a biotechnology company that was initially developing a cell-based treatment for acute liver failure, a condition that affects 30,000 patients in the United States. We initially purchased the stock given the potential treatment of patients with a wide range of advanced liver disease, providing a more cost-effective and safer alternative to liver transplants. Unfortunately, in early September the company ran into its final roadblock — failing to meet primary or secondary endpoints in a trial to determine significant improvement in overall survival rates, leading the company to believe their ELAD system would not be approved in the United States and European Union.

Consumer Discretionary also proved to be a challenging sector in 2018, driven by underperforming holdings H&E Equipment Services, Inc. and Altra Industrial Motion Corp. H&E operates as an integrated equipment services company and rents, sells, and provides parts and support services for hi-lift or aerial work platform equipment, cranes, and earth moving equipment. Altra designs, produces, and markets mechanical power transmission components worldwide. Both companies were under significant pressure in the most recent quarter over concerns of a renewed industrial recession. H&E's underperformance was

5

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

driven by concerns that earnings represented a cyclical peak and was further impacted by the replacement of the company's CEO. We sold the position given the increased uncertainty and a lack of a clear path forward for the company. Altra, on the other hand, showed signs of life despite the underperformance, beating earnings expectations with non-GAAP income growth of more than 30% year-over-year. Given the company's attractive valuation and acquisition of Fortive's Automation and Specialty business, which we feel will be transformative, we continued to hold the position.

Outlook

The abrupt market sell-off at the end the year and strong earnings generated by U.S. corporations have driven valuations to among the cheapest levels seen in decades, as reflected by forward price-to-earnings ratios. Given our optimistic outlook for U.S. economic growth and corporate earnings against the expected backdrop of positive employment trends and moderate inflation, stocks appear very attractive to us. We acknowledge the potential headwinds from a less accommodative Federal Reserve (Fed), political turmoil that recently led to a government shutdown, and the impact of retaliatory tariffs from China and our other trade partners, but we would note that the U.S. economy is still expected to grow at a high rate, while U.S. interest rates are likely to remain low relative to history even with additional Fed tightening. As a result, we believe the current environment remains supportive of small-cap growth stocks, though we remain committed to careful stock selection and disciplined risk management as we seek to identify well-managed, well-capitalized small-cap growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic backdrop.

6

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A
INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000 Growth Index[1]	Russell 2000 Index[2]
One Year	–8.25%	–9.31%	–11.01%
Three Year	8.75%	7.24%	7.36%
Five Year	7.34%	5.13%	4.41%
Ten Year	15.50%	13.52%	11.97%
Since Inception	9.54%	N/A	N/A

Expense Ratios

Gross	0.87%
With Applicable Waivers	0.87%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. It is not possible to invest directly in an index.

2The Russell 2000® Index is an unmanaged market-capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (98.4%)
Consumer Discretionary (15.9%):
Arco Platform Ltd., ADR, Class A (a)	25,900	$572,908
At Home Group, Inc. (a) (b)	36,170	674,932
Dave & Buster's Entertainment, Inc.	27,100	1,207,576
Dineequity, Inc. (b)	21,820	1,469,358
Eldorado Resorts, Inc. (a)	35,580	1,288,352
Grand Canyon Education, Inc. (a)	5,909	568,091
Monro Muffler Brake, Inc. (b)	18,350	1,261,563
National Vision Holdings, Inc. (a)	30,960	872,143
Ollie's Bargain Outlet Holdings, Inc. (a)	14,418	958,941
Planet Fitness, Inc., Class A (a)	31,990	1,715,303
Red Rock Resorts, Inc., Class A (b)	33,570	681,807
Steven Madden Ltd.	36,883	1,116,080
Strategic Education, Inc.	5,340	605,663
Weight Watchers International, Inc. (a)	13,320	513,486
Wingstop, Inc. (b)	9,450	606,596
		14,112,799
Consumer Staples (4.3%):
Freshpet, Inc. (a) (b)	29,226	939,908
Nomad Foods Ltd., ADR (a)	99,290	1,660,129
Sprouts Farmers Markets, Inc. (a)	48,580	1,142,116
		3,742,153
Electronic Equipment, Instruments & Components (1.7%):
II-VI, Inc. (a)	14,510	470,995
Littelfuse, Inc.	6,009	1,030,423
		1,501,418
Energy (2.0%):
Matador Resources Co. (a)	18,660	289,790
Newpark Resources, Inc. (a)	200,759	1,379,214
SRC Energy, Inc. (a)	39,650	186,355
		1,855,359
Financials (7.3%):
eHealth, Inc. (a)	25,070	963,189
Firstcash, Inc.	15,220	1,101,167
Green Dot Corp. (a)	18,090	1,438,517
Kemper Corp.	18,420	1,222,720
LendingTree, Inc. (a) (b)	3,260	715,798
Primerica, Inc.	5,550	542,291
Webster Financial Corp.	9,220	454,454
		6,438,136
Health Care (22.8%):
Aimmune Therapeutics, Inc. (a) (b)	27,370	654,690
Amicus Therapeutics, Inc. (a) (b)	85,569	819,751
Apellis Pharmaceuticals, Inc. (a)	37,550	495,285
Aptinyx, Inc. (a)	18,799	310,935

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Assembly Biosciences, Inc. (a)	13,750	$311,025
Audentes Therapeutics, Inc. (a)	24,530	522,980
Bluebird Bio, Inc. (a) (b)	8,122	805,702
Blueprint Medicines Corp. (a)	13,946	751,829
Celyad SA, ADR (a) (b)	16,890	306,722
Cytomx Therapeutics, Inc. (a)	26,620	401,962
Equillium, Inc. (a)	34,527	281,740
Exact Sciences Corp. (a)	12,010	757,831
Fate Therapeutics, Inc. (a)	30,470	390,930
Glaukos Corp. (a) (b)	12,270	689,206
Globus Medical, Inc., Class A (a)	27,110	1,173,321
GW Pharmaceuticals PLC, ADR (a) (b)	6,380	621,348
Hanger, Inc. (a)	31,780	602,231
HealthEquity, Inc. (a)	13,750	820,188
Immunomedics, Inc. (a) (b)	53,220	759,449
Insulet Corp. (a) (b)	12,110	960,565
Iovance Biotherapeutics, Inc. (a) (b)	84,904	751,400
Irhythm Technologies, Inc. (a)	6,330	439,808
Kura Oncology, Inc. (a)	45,960	645,278
Ligand Pharmaceuticals, Inc., Class B (a) (b)	7,068	959,128
Loxo Oncology, Inc. (a)	7,756	1,086,383
Masimo Corp. (a)	16,440	1,765,163
Penumbra, Inc. (a) (b)	5,760	703,872
Sage Therapeutics, Inc. (a)	6,226	596,389
Teladoc, Inc. (a) (b)	21,410	1,061,294
		20,446,405
Industrials (12.9%):
Advanced Disposal Services, Inc. (a)	41,620	996,383
Altra Industrial Motion Corp.	35,720	898,358
Axon Enterprise, Inc. (a)	26,090	1,141,438
Azul SA, ADR (a)	47,950	1,327,736
Harsco Corp. (a)	67,770	1,345,912
Kennametal, Inc. (b)	48,300	1,607,424
Proto Labs, Inc. (a)	8,300	936,157
Saia, Inc. (a)	10,680	596,158
Simpson Manufacturing Co., Inc.	24,750	1,339,718
Siteone Landscape Supply, Inc. (a) (b)	21,810	1,205,439
		11,394,723
IT Services (8.9%):
Euronet Worldwide, Inc. (a)	22,283	2,281,333
Evo Payments, Inc. (a)	24,570	606,142
InterXion Holding NV, ADR (a)	29,140	1,578,222
WEX, Inc. (a)	3,200	448,192
Wix.com Ltd., ADR (a)	20,510	1,852,873
WNS Holdings Ltd., ADR (a)	28,206	1,163,780
		7,930,542

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Materials (4.2%):
Allegheny Technologies, Inc. (a) (b)	62,207	$1,354,246
Ashland Global Holdings, Inc.	19,250	1,365,980
Ferro Corp. (a)	66,290	1,039,427
		3,759,653
Semiconductors & Semiconductor Equipment (4.0%):
Cypress Semiconductor Corp.	31,310	398,263
MKS Instruments, Inc.	11,690	755,291
Monolithic Power Systems, Inc.	6,147	714,589
Silicon Laboratories, Inc. (a)	9,310	733,721
Versum Materials, Inc.	35,150	974,358
		3,576,222
Software (13.6%):
Cornerstone OnDemand, Inc. (a)	38,430	1,938,025
Coupa Software, Inc. (a)	20,050	1,260,343
Envestnet, Inc. (a)	22,070	1,085,623
Mindbody, Inc. (a)	50,200	1,827,280
Q2 Holdings, Inc. (a)	24,380	1,208,029
RingCentral, Inc., Class A (a)	31,888	2,628,846
SendGrid, Inc. (a)	50,410	2,176,200
		12,124,346
Technology Hardware, Storage & Peripherals (0.8%):
Pure Storage, Inc. (a)	46,350	745,308
Total Common Stocks (Cost $84,929,007)		87,627,064
Collateral for Securities Loaned^ (11.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	1,984,921	1,984,921
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	2,868,117	2,868,117
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	88,568	88,568
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	1,102,747	1,102,747
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	1,764,284	1,764,284
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	2,646,592	2,646,592
Total Collateral for Securities Loaned (Cost $10,455,229)		10,455,229
Total Investments (Cost $95,384,236) — 110.1%		98,082,293
Liabilities in excess of other assets — (10.1)%		(9,026,319)
NET ASSETS — 100.00%		$89,055,974

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory RS Small Cap Growth Equity VIP Series
ASSETS:
Investments, at value (Cost $95,384,236)	$98,082,293	(a)
Cash and cash equivalents	1,713,689
Interest and dividends receivable	37,882
Receivable for capital shares issued	6,474
Receivable from Advisor	5,628
Receivable for investments sold	1,864
Total Assets	99,847,830
LIABILITIES:
Payables:
Collateral received on loaned securities	10,455,229
Investments purchased	51,559
Capital shares redeemed	186,412
Accrued expenses and other payables:
Investment advisory fees	58,481
Administration fees	4,784
Custodian fees	1,622
Transfer agent fees	11,585
Chief Compliance Officer fees	186
Trustees' fees	93
Other accrued expenses	21,905
Total Liabilities	10,791,856
NET ASSETS:
Capital	65,268,691
Total distributable earnings/(loss)	23,787,283
Net Assets	$89,055,974
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	5,824,578
Net asset value:	$15.29

(a)  Includes $10,274,441 of securities on loan.

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividends	$389,949
Interest	30,864
Securities lending (net of fees)	74,486
Total Income	495,299
Expenses:
Investment advisory fees	849,068
Administration fees	67,857
Custodian fees	7,264
Transfer agent fees	23,431
Trustees' fees	9,534
Chief Compliance Officer fees	964
Legal and audit fees	23,016
Interest expense on interfund lending (See Note 6)	72
Other expenses	20,172
Total Expenses	1,001,378
Expenses waived/reimbursed by Adviser	(5,628)
Net Expenses	995,750
Net Investment Income (Loss)	(500,451)
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	22,267,262
Net change in unrealized appreciation/depreciation on investments	(28,678,125)
Net realized/unrealized losses on investments	(6,410,863)
Change in net assets resulting from operations	$(6,911,314)

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(500,451)	$(476,134)
Net realized gains (losses) from investment transactions	22,267,262	18,834,058
Net change in unrealized appreciation/depreciation on investments	(28,678,125)	15,172,056
Change in net assets resulting from operations	(6,911,314)	33,529,980
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(16,485,913)	—
Change in net assets resulting from capital transactions	982,954	(19,301,445)
Change in net assets	(22,414,273)	14,228,535
Net Assets:
Beginning of period	111,470,247	97,241,712
End of period	$89,055,974	$111,470,247
Capital Transactions:
Proceeds from shares issued	$6,277,058	$3,530,550
Distributions reinvested	16,485,913	—
Cost of shares redeemed	(21,780,017)	(22,831,995)
Change in net assets resulting from capital transactions	$982,954	$(19,301,445)
Share Transactions:
Issued	284,919	198,987
Reinvested	1,088,898	—
Redeemed	(991,856)	(1,317,237)
Change in Shares	381,961	(1,118,250)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$20.48		$14.82		$14.61		$17.47		$18.87
Investment Activities:
Net investment income (loss)	(0.10	)(a)	(0.05	)(a)	(0.05	)(a)	(0.10	)(a)	(0.10)
Net realized and unrealized gains (losses) on investments	(1.62)		5.71		0.25		0.24		1.98
Total from Investment Activities	(1.72)		5.66		0.20		0.14		1.88
Distributions to Shareholders:
Net investment income	—		—		—		—		—
Net realized gains from investments	(3.47)		—		—		(3.00)		(3.28)
Total Distributions to Shareholders	(3.47)		—		—		(3.00)		(3.28)
Capital Contributions from Prior Custodian, Net (See Note 8)	—		—		0.01		—		—
Net Asset Value, End of Period	$15.29		$20.48		$14.82		$14.61		$17.47
Total Return (b)	(8.25)%		38.19%		1.44	%(c)	0.62%		10.13%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$89,056		$111,470		$97,242		$106,962		$118,144
Ratio of net expenses to average net assets	0.88%		0.87%		0.88%		0.88%		0.86%
Ratio of net investment income (loss) to average net assets	(0.44)%		(0.30)%		(0.39)%		(0.54)%		(0.60)%
Ratio of gross expenses to average net assets	0.89	%(d)	0.87%		0.88%		0.88%		0.86%
Portfolio turnover	76%		71%		91%		88%		95%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory RS Small Cap Growth Equity VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$87,627,064	$87,627,064
Collateral for Securities Loaned	10,455,229	10,455,229
Total	$98,082,293	$98,082,293

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$10,274,441	$10,455,229	$—	$—	$—	$180,788

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows:

Purchases	Sales
$84,191,661	$100,741,877

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.75% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.88%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019	Expires 12/31/2021
$1,642	$5,628

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2018 were as follows:

Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$654,500	2	1.98%	$827,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$411,847	$16,074,066	$16,485,913
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$—	$—	$—

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$90,732	$21,803,368	$21,894,100	$1,893,183	$23,787,283

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$96,189,110	$32,863,311	$(30,970,128)	$1,893,183

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory RS Small Cap Growth Equity VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory RS Small Cap Growth Equity VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

23

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014- January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$812.40	$1,020.72	$4.07	$4.53	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended, December 31, 2018, the Fund designated short-term and long-term capital gain distributions of $411,847 and $16,074,066, respectively.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

30

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	6
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)
Trustee and Officer Information	32
Proxy Voting and Form N-Q Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Renewal	37
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory S&P 500 Index VIP Series ("Fund") seeks to track the investment performance of the S&P 500 Index ("Index"). The Fund returned -4.65% for the 12 months ended December 31, 2018, slightly underperforming the Index, which returned -4.38%. The difference in performance of the Victory S&P 500 Index VIP Series and the Index was primarily due to internal fees and expenses to manage the Fund. The Index is not an investable product, therefore fees and expenses do not apply.

Health Care and Utilities were the highest performing sectors in the Index in 2018, returning 6.03% and 4.11%, respectively. Energy and materials ended the year with a negative impact to the overall performance with returns of -18.33% and -15.34%, respectively.

Overview

2018 was a volatile year for the market capitalization weighted S&P 500 Index as well as the broad stock market. The Index began the year with strong returns peaking on January 26th, followed by sharp declines of 10% by the first week in February. Above-average volatility persisted throughout the year by slowly increasing to new highs on September 21st. The Index began to decline sharply to a December 24th low of -19.30%, ending the year at -4.38%.

During the period, the Fund used both index futures to equitize the Fund's cash. The derivatives strategy with regards to futures had a non-material impact on the Fund's overall performance for the 12 months ended December 31, 2018.

Victory Variable Insurance Funds

Victory S&P 500 Index VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class A
INCEPTION DATE	8/25/99
	Net Asset Value	S&P 500 Index(1)
One Year	–4.65%	–4.38%
Three Year	9.02%	9.26%
Five Year	8.23%	8.49%
Ten Year	12.85%	13.12%
Since Inception	4.89%	N/A

Expense Ratios

Gross	0.41%
With Applicable Waivers	0.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018. Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory S&P 500 Index VIP Series — Growth of $10,000

1The S&P 500 Index® is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Value
Common Stocks (99.7%)
Communication Services (10.1%):
Activision Blizzard, Inc.	3,833	$178,503
Alphabet, Inc., Class A (a)	1,503	1,570,575
Alphabet, Inc., Class C (a)	1,548	1,603,124
AT&T, Inc.	36,513	1,042,081
CBS Corp., Class B	1,702	74,411
CenturyLink, Inc.	4,779	72,402
Charter Communications, Inc., Class A (a)	898	255,903
Comcast Corp., Class A	22,990	782,809
Discovery Communications, Inc., Class A (a) (b)	786	19,446
Discovery Communications, Inc., Class C (a)	1,808	41,729
DISH Network Corp. (a)	1,152	28,765
Electronic Arts, Inc. (a)	1,533	120,969
Facebook, Inc., Class A (a)	12,126	1,589,597
Netflix, Inc. (a)	2,189	585,908
News Corp., Class A	1,928	21,883
News Corp., Class B	622	7,184
Omnicom Group, Inc.	1,128	82,615
Take-Two Interactive Software, Inc. (a)	572	58,882
The Interpublic Group of Co., Inc.	1,930	39,816
The Walt Disney Co.	7,478	819,962
TripAdvisor, Inc. (a)	514	27,725
Twenty-First Century Fox, Inc., Class A	5,300	255,036
Twenty-First Century Fox, Inc., Class B	2,449	117,013
Twitter, Inc. (a)	3,620	104,039
Verizon Communications, Inc.	20,775	1,167,970
Viacom, Inc., Class B	1,777	45,669
		10,714,016
Consumer Discretionary (10.0%):
Advance Auto Parts, Inc.	372	58,575
Amazon.com, Inc. (a)	2,060	3,094,059
Aptiv PLC	1,331	81,950
AutoZone, Inc. (a)	133	111,499
Best Buy Co., Inc.	1,222	64,717
Booking Holdings, Inc. (a)	239	411,658
BorgWarner, Inc.	1,050	36,477
CarMax, Inc. (a) (b)	888	55,704
Carnival Corp., Class A	2,028	99,980
Chipotle Mexican Grill, Inc. (a)	123	53,110
D.R. Horton, Inc.	1,725	59,789
Darden Restaurants, Inc.	624	62,313
Dollar General Corp.	1,335	144,287
Dollar Tree, Inc. (a)	1,196	108,023
eBay, Inc. (a)	4,677	131,283
Expedia, Inc.	598	67,365
Foot Locker, Inc.	588	31,282
Ford Motor Co.	19,684	150,583

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Garmin Ltd.	608	$38,499
General Motors Co.	6,597	220,670
Genuine Parts Co.	738	70,863
H&R Block, Inc.	1,033	26,207
Hanesbrands, Inc.	1,813	22,717
Harley-Davidson, Inc.	837	28,558
Hasbro, Inc. (b)	587	47,693
Hilton Worldwide Holdings, Inc.	1,499	107,628
Kohl's Corp.	838	55,593
L Brands, Inc.	1,148	29,469
Leggett & Platt, Inc.	654	23,439
Lennar Corp., Class A	1,467	57,433
LKQ Corp. (a)	1,599	37,944
Lowe's Co., Inc.	4,078	376,645
Macy's, Inc.	1,543	45,951
Marriott International, Inc., Class A	1,448	157,195
Mattel, Inc. (a) (b)	1,730	17,283
McDonald's Corp.	3,901	692,700
MGM Resorts International	2,569	62,324
Michael Kors Holdings Ltd. (a)	751	28,478
Mohawk Industries, Inc. (a)	319	37,310
Newell Brands, Inc. (b)	2,186	40,638
Nike, Inc., Class B	6,438	477,313
Nordstrom, Inc. (b)	576	26,847
Norwegian Cruise Line Holdings Ltd. (a)	1,102	46,714
O'Reilly Automotive, Inc. (a)	405	139,454
PulteGroup, Inc.	1,314	34,151
PVH Corp.	386	35,879
Ralph Lauren Corp.	278	28,762
Ross Stores, Inc.	1,893	157,498
Royal Caribbean Cruises Ltd.	862	84,295
Starbucks Corp.	6,237	401,663
Tapestry, Inc.	1,448	48,870
Target Corp.	2,646	174,873
The Gap, Inc.	1,091	28,104
The Goodyear Tire & Rubber Co.	1,192	24,329
The Home Depot, Inc.	5,753	988,481
The TJX Co., Inc.	6,306	282,130
Tiffany & Co.	548	44,119
Tractor Supply Co.	612	51,065
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	285	69,779
Under Armour, Inc., Class A (a) (b)	936	16,539
Under Armour, Inc., Class C (a)	959	15,507
VF Corp.	1,635	116,641
Whirlpool Corp.	325	34,733
Wynn Resorts Ltd.	492	48,664
Yum! Brands, Inc.	1,596	146,704
		10,571,005

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Consumer Staples (7.4%):
Altria Group, Inc.	9,479	$468,168
Archer-Daniels-Midland Co.	2,814	115,290
Brown-Forman Corp., Class B	847	40,300
Campbell Soup Co. (b)	967	31,901
Church & Dwight Co., Inc.	1,234	81,148
Colgate-Palmolive Co.	4,363	259,686
Conagra Brands, Inc.	2,358	50,367
Constellation Brands, Inc., Class A	844	135,732
Costco Wholesale Corp.	2,205	449,181
Coty, Inc., Class A	2,265	14,858
General Mills, Inc.	2,997	116,703
Hormel Foods Corp. (b)	1,367	58,344
Kellogg Co.	1,272	72,517
Kimberly-Clark Corp.	1,748	199,167
Lamb Weston Holdings, Inc.	735	54,067
McCormick & Co., Inc.	610	84,936
Molson Coors Brewing Co., Class B	941	52,847
Mondelez International, Inc., Class A	7,374	295,181
Monster Beverage Corp. (a)	2,000	98,440
PepsiCo, Inc.	7,111	785,623
Philip Morris International, Inc.	7,816	521,796
Sysco Corp.	2,404	150,635
The Clorox Co.	644	99,266
The Coca-Cola Co.	19,245	911,251
The Estee Lauder Cos., Inc., Class A	1,127	146,623
The Hershey Co.	703	75,348
The J.M. Smucker Co.	572	53,476
The Kraft Heinz Co.	3,126	134,543
The Kroger Co.	4,006	110,165
The Procter & Gamble Co.	12,515	1,150,379
Tyson Foods, Inc., Class A	1,488	79,459
Walgreens Boots Alliance, Inc.	4,241	289,788
Wal-Mart Stores, Inc.	7,216	672,169
		7,859,354
Energy (5.2%):
Anadarko Petroleum Corp.	2,575	112,888
Apache Corp.	1,923	50,479
Baker Hughes, Inc.	2,556	54,954
Cabot Oil & Gas Corp.	2,218	49,572
Chevron Corp.	9,634	1,048,083
Cimarex Energy Co.	479	29,530
Concho Resources, Inc. (a)	1,007	103,510
ConocoPhillips	5,843	364,311
Devon Energy Corp.	2,354	53,059
Diamondback Energy, Inc.	763	70,730
EOG Resources, Inc.	2,912	253,956
Exxon Mobil Corp.	21,288	1,451,628
Halliburton Co.	4,424	117,590
Helmerich & Payne, Inc.	548	26,271

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Hess Corp.	1,266	$51,273
HollyFrontier Corp.	815	41,663
Kinder Morgan, Inc.	9,542	146,756
Marathon Oil Corp.	4,295	61,590
Marathon Petroleum Corp.	3,371	198,923
National Oilwell Varco, Inc.	1,924	49,447
Newfield Exploration Co. (a)	1,005	14,733
Noble Energy, Inc.	2,429	45,568
Occidental Petroleum Corp.	3,845	236,006
ONEOK, Inc.	2,068	111,569
Phillips 66	2,148	185,050
Pioneer Natural Resources Co.	857	112,713
Schlumberger Ltd.	6,959	251,081
TechnipFMC PLC	2,148	42,058
The Williams Cos., Inc.	6,081	134,086
Valero Energy Corp.	2,149	161,111
		5,630,188
Financials (13.4%):
Affiliated Managers Group, Inc.	269	26,211
Aflac, Inc.	3,860	175,862
American Express Co.	3,550	338,385
American International Group, Inc.	4,467	176,044
Ameriprise Financial, Inc.	713	74,416
Aon PLC	1,220	177,339
Arthur J. Gallagher & Co.	918	67,657
Assurant, Inc.	265	23,702
Bank of America Corp.	46,705	1,150,811
BB&T Corp.	3,894	168,688
Berkshire Hathaway, Inc., Class B (a)	9,802	2,001,372
BlackRock, Inc., Class A	618	242,763
Brighthouse Financial, Inc. (a) (b)	602	18,349
Capital One Financial Corp.	2,406	181,870
CBOE Holdings, Inc.	562	54,980
Chubb Ltd.	2,329	300,860
Cincinnati Financial Corp.	761	58,917
Citigroup, Inc.	12,653	658,715
Citizens Financial Group, Inc.	2,393	71,144
CME Group, Inc.	1,770	332,973
Comerica, Inc.	813	55,845
Discover Financial Services	1,723	101,623
E*TRADE Financial Corp.	1,306	57,307
Everest Re Group Ltd.	205	44,641
Fifth Third BanCorp	3,350	78,826
Franklin Resources, Inc.	1,537	45,587
Hartford Financial Services Group, Inc.	1,802	80,099
Huntington Bancshares, Inc.	5,552	66,180
Intercontinental Exchange, Inc.	2,883	217,176
Invesco Ltd.	2,066	34,585
Jefferies Financial Group, Inc.	1,458	25,311
JPMorgan Chase & Co.	16,899	1,649,680

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
KeyCorp	5,290	$78,186
Lincoln National Corp.	1,089	55,877
Loews Corp.	1,398	63,637
M&T Bank Corp.	723	103,483
Marsh & McLennan Co., Inc.	2,539	202,484
MetLife, Inc.	5,002	205,381
Moody's Corp.	839	117,494
Morgan Stanley	6,667	264,347
MSCI, Inc.	447	65,901
Nasdaq, Inc.	579	47,229
Northern Trust Corp.	1,123	93,872
People's United Financial, Inc.	1,874	27,042
Principal Financial Group, Inc.	1,331	58,790
Prudential Financial, Inc.	2,097	171,010
Raymond James Financial, Inc.	660	49,111
Regions Financial Corp.	5,198	69,549
S&P Global, Inc.	1,265	214,974
State Street Corp.	1,908	120,338
SunTrust Banks, Inc.	2,317	116,869
SVB Financial Group (a)	268	50,899
Synchrony Financial	3,426	80,374
T. Rowe Price Group, Inc.	1,223	112,907
The Allstate Corp.	1,741	143,859
The Bank of New York Mellon Corp.	4,625	217,699
The Charles Schwab Corp.	6,046	251,090
The Goldman Sachs Group, Inc.	1,765	294,843
The PNC Financial Services Group, Inc.	2,335	272,985
The Progressive Corp.	2,932	176,888
The Travelers Co., Inc.	1,346	161,184
Torchmark Corp.	521	38,830
U.S. Bancorp	7,699	351,844
Unum Group	1,100	32,318
Wells Fargo & Co.	21,794	1,004,268
Willis Towers Watson PLC	658	99,924
Zions BanCorp	977	39,803
		14,213,207
Health Care (15.5%):
Abbott Laboratories	8,821	638,022
AbbVie, Inc.	7,614	701,935
ABIOMED, Inc. (a)	226	73,459
Agilent Technologies, Inc.	1,603	108,138
Alexion Pharmaceuticals, Inc. (a)	1,121	109,141
Align Technology, Inc. (a)	368	77,070
Allergan PLC	1,604	214,391
AmerisourceBergen Corp.	805	59,892
Amgen, Inc.	3,254	633,456
Anthem, Inc.	1,307	343,257
Baxter International, Inc.	2,498	164,418
Becton, Dickinson & Co.	1,345	303,055
See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Biogen, Inc. (a)	1,013	$304,832
Boston Scientific Corp. (a)	6,953	245,719
Bristol-Myers Squibb Co.	8,205	426,496
Cardinal Health, Inc.	1,553	69,264
Celgene Corp. (a)	3,537	226,686
Centene Corp. (a)	1,032	118,990
Cerner Corp. (a)	1,654	86,736
Cigna Corp.	1,912	363,127
CVS Health Corp.	6,497	425,683
Danaher Corp.	3,096	319,260
DaVita, Inc. (a)	638	32,831
Dentsply Sirona, Inc.	1,118	41,601
Edwards Lifesciences Corp. (a)	1,053	161,288
Eli Lilly & Co.	4,806	556,150
Gilead Sciences, Inc.	6,518	407,701
HCA Holdings, Inc.	1,357	168,879
Henry Schein, Inc. (a)	770	60,460
Hologic, Inc. (a)	1,368	56,225
Humana, Inc.	693	198,531
IDEXX Laboratories, Inc. (a)	435	80,919
Illumina, Inc. (a)	739	221,648
Incyte Pharmaceuticals, Inc. (a)	887	56,404
Intuitive Surgical, Inc. (a)	572	273,942
IQVIA Holdings, Inc. (a)	815	94,679
Johnson & Johnson	13,489	1,740,755
Laboratory Corp. of America Holdings (a)	512	64,696
McKesson Corp.	1,004	110,912
Medtronic PLC	6,790	617,618
Merck & Co., Inc.	13,372	1,021,755
Mettler-Toledo International, Inc. (a)	127	71,829
Mylan NV (a)	2,592	71,021
Nektar Therapeutics (a)	867	28,498
PerkinElmer, Inc. (b)	557	43,752
Perrigo Co. PLC	633	24,529
Pfizer, Inc.	29,475	1,286,584
Quest Diagnostics, Inc.	687	57,206
Regeneron Pharmaceuticals, Inc. (a)	390	145,665
ResMed, Inc.	718	81,759
Stryker Corp.	1,561	244,687
The Cooper Co., Inc.	247	62,862
Thermo Fisher Scientific, Inc.	2,025	453,175
UnitedHealth Group, Inc.	4,839	1,205,493
Universal Health Services, Inc., Class B	433	50,470
Varian Medical Systems, Inc. (a)	460	52,123
Vertex Pharmaceuticals, Inc. (a)	1,285	212,937
Waters Corp. (a)	387	73,008
WellCare Health Plans, Inc. (a)	251	59,259
Zimmer Biomet Holdings, Inc.	1,023	106,106
Zoetis, Inc.	2,423	207,263
		16,518,247

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Industrials (9.2%):
3M Co.	2,949	$561,903
A.O. Smith Corp.	727	31,043
Alaska Air Group, Inc.	619	37,666
Allegion PLC	478	38,101
American Airlines Group, Inc.	2,061	66,179
AMETEK, Inc.	1,166	78,938
Arconic, Inc.	2,161	36,434
C.H. Robinson Worldwide, Inc.	697	58,611
Caterpillar, Inc.	2,988	379,686
Cintas Corp.	433	72,740
Copart, Inc. (a)	1,028	49,118
CSX Corp.	4,102	254,857
Cummins, Inc.	755	100,898
Deere & Co.	1,617	241,208
Delta Air Lines, Inc.	3,163	157,833
Dover Corp.	743	52,716
Eaton Corp. PLC, ADR	2,179	149,610
Emerson Electric Co.	3,160	188,810
Equifax, Inc.	605	56,344
Expeditors International of Washington, Inc.	877	59,715
Fastenal Co.	1,443	75,455
FedEx Corp.	1,223	197,307
Flowserve Corp.	658	25,017
Fluor Corp.	707	22,765
Fortive Corp.	1,546	104,602
Fortune Brands Home & Security, Inc.	716	27,201
General Dynamics Corp.	1,400	220,094
General Electric Co.	43,699	330,801
Harris Corp.	591	79,578
Honeywell International, Inc.	3,734	493,336
Huntington Ingalls Industries, Inc.	218	41,488
IHS Markit Ltd. (a)	1,794	86,058
Illinois Tool Works, Inc.	1,551	196,496
Ingersoll-Rand PLC	1,233	112,486
J.B. Hunt Transport Services, Inc.	440	40,938
Jacobs Engineering Group, Inc.	599	35,018
Johnson Controls International PLC	4,651	137,902
Kansas City Southern	514	49,061
L3 Technologies, Inc.	394	68,422
Lockheed Martin Corp.	1,246	326,253
Masco Corp.	1,546	45,205
Nielsen Holdings PLC	1,791	41,784
Norfolk Southern Corp.	1,408	210,552
Northrop Grumman Corp.	875	214,288
PACCAR, Inc.	1,763	100,738
Parker-Hannifin Corp.	666	99,327
Pentair PLC	811	30,640
Quanta Services, Inc.	748	22,515

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Raytheon Co.	1,434	$219,904
Republic Services, Inc., Class A	1,096	79,011
Robert Half International, Inc.	616	35,235
Rockwell Automation, Inc.	619	93,147
Rollins, Inc.	741	26,750
Roper Technologies, Inc.	520	138,590
Snap-on, Inc.	284	41,262
Southwest Airlines Co.	2,593	120,523
Stanley Black & Decker, Inc.	769	92,080
Textron, Inc.	1,249	57,442
The Boeing Co.	2,686	866,234
TransDigm Group, Inc. (a)	243	82,635
Union Pacific Corp.	3,718	513,940
United Continental Holdings, Inc. (a)	1,151	96,373
United Parcel Service, Inc., Class B	3,486	339,989
United Rentals, Inc. (a)	416	42,652
United Technologies Corp.	4,094	435,928
Verisk Analytics, Inc., Class A (a)	828	90,285
W.W. Grainger, Inc.	229	64,660
Waste Management, Inc.	1,983	176,466
Xylem, Inc.	903	60,248
		9,781,091
Information Technology (20.1%):
Accenture PLC, Class A	3,222	454,335
Adobe Systems, Inc. (a)	2,462	557,003
Advanced Micro Devices, Inc. (a)	4,313	79,618
Akamai Technologies, Inc. (a)	852	52,040
Alliance Data Systems Corp.	238	35,719
Amphenol Corp., Class A	1,510	122,340
Analog Devices, Inc.	1,869	160,416
ANSYS, Inc. (a)	424	60,607
Apple, Inc.	23,071	3,639,219
Applied Materials, Inc.	4,942	161,801
Arista Networks, Inc. (a)	260	54,782
Autodesk, Inc. (a)	1,099	141,342
Automatic Data Processing, Inc.	2,203	288,857
Broadcom, Inc.	2,170	551,788
Broadridge Financial Solutions, Inc.	585	56,306
Cadence Design Systems, Inc. (a)	1,422	61,829
Cisco Systems, Inc.	22,985	995,940
Citrix Systems, Inc.	648	66,394
Cognizant Technology Solutions Corp., Class A	2,917	185,171
Corning, Inc.	4,073	123,046
DXC Technology Co.	1,414	75,182
F5 Networks, Inc. (a)	306	49,581
Fidelity National Information Services, Inc.	1,653	169,515
Fiserv, Inc. (a)	2,036	149,626
FleetCor Technologies, Inc. (a)	444	82,460
FLIR Systems, Inc.	694	30,217

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Fortinet, Inc. (a)	723	$50,921
Gartner, Inc. (a)	457	58,423
Global Payments, Inc.	795	81,988
Hewlett Packard Enterprises Co.	7,399	97,741
HP, Inc.	7,956	162,780
Intel Corp.	23,184	1,088,026
International Business Machines Corp.	4,589	521,632
Intuit, Inc.	1,301	256,102
IPG Photonics Corp. (a) (b)	181	20,505
Jack Henry & Associates, Inc.	388	49,090
Juniper Networks, Inc.	1,734	46,662
Keysight Technologies, Inc. (a)	942	58,479
KLA-Tencor Corp.	785	70,250
Lam Research Corp.	792	107,847
Mastercard, Inc., Class A	4,587	865,338
Maxim Integrated Products, Inc.	1,397	71,037
Microchip Technology, Inc.	1,184	85,153
Micron Technology, Inc. (a)	5,832	185,049
Microsoft Corp.	38,556	3,916,132
Motorola Solutions, Inc.	816	93,873
NetApp, Inc.	1,304	77,810
Nvidia Corp.	3,057	408,110
Oracle Corp.	12,874	581,260
Paychex, Inc.	1,610	104,892
PayPal Holdings, Inc. (a)	5,951	500,420
Qorvo, Inc. (a)	632	38,381
QUALCOMM, Inc.	6,095	346,866
Red Hat, Inc. (a)	892	156,671
Salesforce.com, Inc. (a)	3,805	521,171
Seagate Technology PLC	1,314	50,707
Skyworks Solutions, Inc.	900	60,318
Symantec Corp.	3,125	59,047
Synopsys, Inc. (a)	747	62,927
TE Connectivity Ltd.	1,752	132,504
Texas Instruments, Inc.	4,888	461,916
The Western Union Co.	2,249	38,368
Total System Services, Inc.	844	68,609
VeriSign, Inc. (a)	539	79,928
Visa, Inc., Class A	8,933	1,178,619
Western Digital Corp.	1,465	54,161
Xerox Corp.	1,042	20,590
Xilinx, Inc.	1,272	108,336
		21,403,773
Materials (2.6%):
Air Products & Chemicals, Inc.	1,102	176,375
Albemarle Corp. (b)	545	42,003
Avery Dennison Corp.	440	39,525
Ball Corp.	1,729	79,499
Celanese Corp., Series A	675	60,730

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
CF Industries Holdings, Inc.	1,174	$51,081
DowDuPont, Inc.	11,601	620,422
Eastman Chemical Co.	710	51,908
Ecolab, Inc.	1,278	188,313
FMC Corp.	677	50,071
Freeport-McMoRan, Inc.	7,286	75,119
International Flavors & Fragrances, Inc.	509	68,343
International Paper Co.	2,056	82,981
Linde PLC	2,769	432,074
Lyondellbasell Industries NV, Class A	1,605	133,472
Martin Marietta Materials, Inc.	317	54,483
Newmont Mining Corp.	2,682	92,931
Nucor Corp.	1,591	82,430
Packaging Corp. of America	475	39,644
PPG Industries, Inc.	1,217	124,414
Sealed Air Corp.	799	27,837
The Mosaic Co.	1,783	52,081
The Sherwin-Williams Co.	413	162,499
Vulcan Materials Co.	665	65,702
WestRock Co.	1,283	48,446
		2,902,383
Real Estate (3.0%):
Alexandria Real Estate Equities, Inc.	532	61,308
American Tower Corp.	2,217	350,707
Apartment Investment & Management Co., Class A	791	34,709
AvalonBay Communities, Inc.	695	120,965
Boston Properties, Inc.	776	87,339
CBRE Group, Inc., Class A (a)	1,589	63,624
Crown Castle International Corp.	2,086	226,602
Digital Realty Trust, Inc.	1,036	110,386
Duke Realty Investments, Inc.	1,796	46,516
Equinix, Inc.	400	141,024
Equity Residential	1,852	122,251
Essex Property Trust, Inc.	332	81,410
Extra Space Storage, Inc.	636	57,545
Federal Realty Investment Trust	370	43,675
HCP, Inc.	2,362	65,971
Host Hotels & Resorts, Inc.	3,729	62,162
Iron Mountain, Inc.	1,439	46,638
Kimco Realty Corp.	2,119	31,043
Mid-America Apartment Communities, Inc.	572	54,740
Prologis, Inc.	3,165	185,849
Public Storage	753	152,415
Realty Income Corp.	1,458	91,912
Regency Centers Corp.	852	49,995
SBA Communications Corp. (a)	577	93,411
Simon Property Group, Inc.	1,555	261,224
SL Green Realty Corp.	435	34,400
The Macerich Co.	532	23,025

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
UDR, Inc.	1,346	$53,329
Ventas, Inc.	1,792	104,993
Vornado Realty Trust	870	53,966
Welltower, Inc.	1,871	129,866
Weyerhaeuser Co.	3,810	83,287
		3,126,287
Utilities (3.2%):
AES Corp.	3,327	48,108
Alliant Energy Corp.	1,175	49,644
Ameren Corp.	1,227	80,037
American Electric Power Co., Inc.	2,478	185,206
American Water Works Co., Inc.	908	82,419
CenterPoint Energy, Inc.	2,474	69,841
CMS Energy Corp.	1,424	70,702
Consolidated Edison, Inc.	1,564	119,583
Dominion Resources, Inc.	3,287	234,890
DTE Energy Co.	914	100,814
Duke Energy Corp.	3,582	309,126
Edison International	1,638	92,989
Entergy Corp.	909	78,238
Evergy, Inc.	1,366	77,548
Eversource Energy	1,593	103,609
Exelon Corp.	4,857	219,051
FirstEnergy Corp.	2,443	91,735
NextEra Energy, Inc.	2,371	412,126
NiSource, Inc.	1,825	46,264
NRG Energy, Inc.	1,526	60,430
PG&E Corp. (a)	2,600	61,750
Pinnacle West Capital Corp.	563	47,968
PPL Corp.	3,517	99,637
Public Service Enterprise Group, Inc.	2,541	132,259
Sempra Energy	1,375	148,761
The Southern Co.	5,099	223,948
WEC Energy Group, Inc.	1,586	109,846
Xcel Energy, Inc.	2,560	126,130
		3,482,659
Total Common Stocks (Cost $39,338,876)		106,202,210

See notes to financial statements.

Victory Variable Insurance Funds Victory S&P 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Value
Collateral for Securities Loaned^ (0.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (c)	71,928	$71,928
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	103,933	103,933
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (c)	3,209	3,209
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (c)	39,961	39,961
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (c)	63,933	63,933
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (c)	95,907	95,907
Total Collateral for Securities Loaned (Cost $378,871)		378,871
Total Investments (Cost $39,717,747) — 100.1%		106,581,081
Liabilities in excess of other assets — (0.1)%		(149,367)
NET ASSETS — 100.00%		$106,431,714

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	7	3/15/19	$908,891	$876,820	$(32,071)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(32,071)
	Total net unrealized appreciation (depreciation)				$(32,071)

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory S&P 500 Index VIP Series
ASSETS:
Investments, at value (Cost $39,717,747)	$106,581,081	(a)
Cash and cash equivalents	629,840
Deposits with brokers for futures contracts	140,849
Interest and dividends receivable	125,330
Receivable for capital shares issued	11,178
Receivable for investments sold	94,805
Variation margin receivable on open futures contracts	5,978
Receivable from Adviser	33,493
Total Assets	107,622,554
LIABILITIES:
Payables:
Collateral received on loaned securities	378,871
Capital shares redeemed	743,093
Accrued expenses and other payables:
Investment advisory fees	23,448
Administration fees	5,752
Custodian fees	1,645
Transfer agent fees	13,206
Chief Compliance Officer fees	218
Trustees' fees	112
Other accrued expenses	24,495
Total Liabilities	1,190,840
NET ASSETS:
Capital	31,092,521
Total distributable earnings/(loss)	75,339,193
Net Assets	$106,431,714
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	6,290,917
Net asset value:	$16.92

(a)  Includes $371,821 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory S&P 500 Index VIP Series
Investment Income:
Dividends	$2,379,221
Interest	13,454
Securities lending (net of fees)	7,800
Total Income	2,400,475
Expenses:
Investment advisory fees	310,804
Administration fees	74,293
Custodian fees	6,228
Transfer agent fees	26,676
Trustees' fees	10,516
Chief Compliance Officer fees	1,072
Legal and audit fees	25,048
Interest expense on interfund lending	19
Other expenses	19,648
Total Expenses	474,304
Expenses waived/reimbursed by Adviser	(126,360)
Net Expenses	347,944
Net Investment Income (Loss)	2,052,531
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	11,560,971
Net realized gains (losses) from futures transactions	(35,067)
Net change in unrealized appreciation/depreciation on investments	(18,179,217)
Net change in unrealized appreciation/depreciation on futures transactions	(49,613)
Net realized/unrealized gains (losses) on investments	(6,702,926)
Change in net assets resulting from operations	$(4,650,395)

See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory S&P 500 Index VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$2,052,531	$2,136,011
Net realized gains (losses) from investment transactions	11,525,904	8,589,741
Net change in unrealized appreciation (depreciation) on investments	(18,228,830)	13,782,820
Change in net assets resulting from operations	(4,650,395)	24,508,572
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(7,462,566)	(2,489,073)
Change in net assets resulting from capital transactions	(10,536,165)	(13,095,982)
Change in net assets	(22,649,126)	8,923,517
Net Assets:
Beginning of period	129,080,840	120,157,323
End of period	$106,431,714	$129,080,840
Capital Transactions:
Proceeds from shares issued	$5,103,469	$7,683,257
Distributions reinvested	7,462,566	2,489,073
Cost of shares redeemed	(23,102,200)	(23,268,312)
Change in net assets resulting from capital transactions	$(10,536,165)	$(13,095,982)
Share Transactions:
Issued	260,170	440,557
Reinvested	440,689	130,083
Redeemed	(1,183,894)	(1,316,648)
Change in Shares	(483,035)	(746,008)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory S&P 500 Index VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$19.06	$15.98	$14.84		$14.97	$13.43
Investment Activities:
Net investment income (loss) (a)	0.32	0.30	0.28		0.27	0.24
Net realized and unrealized gains (losses) on investments	(1.21)	3.15	1.46		(0.12)	1.56
Total from Investment Activities	(0.89)	3.45	1.74		0.15	1.80
Distributions to Shareholders:
Net investment income	(0.02)	(0.33)	(0.32)		(0.28)	(0.26)
Net realized gains from investments	(1.23)	(0.04)	(0.28)		—	—
Total Distributions to Shareholders	(1.25)	(0.37)	(0.60)		(0.28)	(0.26)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	—	(b)	—	—
Net Asset Value, End of Period	$16.92	$19.06	$15.98		$14.84	$14.97
Total Return (c)	(4.65)%	21.60%	11.75	%(d)	1.03%	13.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$106,432	$129,081	$120,157		$118,752	$129,723
Ratio of net expenses to average net assets	0.28%	0.28%	0.28%		0.28%	0.28%
Ratio of net investment income (loss) to average net assets	1.65%	1.70%	1.84%		1.75%	1.73%
Ratio of gross expenses to average net assets (e)	0.38%	0.41%	0.37%		0.39%	0.37%
Portfolio turnover	3%	3%	4%		3%	3%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown. (See Note 8)

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory S&P 500 Index VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Common Stocks	$106,202,210	$—	$106,202,210	$—
Collateral for Securities Loaned	378,871	—	378,871	—
Futures Contracts	—	(32,071)	—	(32,071)
Total	$106,581,081	$(32,071)	$106,581,081	$(32,071)

^  Other Financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. As of December 31, 2018, the Fund entered into Futures Contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$(32,071)

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018.

	Net Realized Gains (Losses) on Derivative Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Transactions	Net Change in Unrealized Appreciation/Depreciation on Futures Transactions
Equity Risk Exposure	$(35,067)	$(49,613)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
$371,821	$378,871	$—	$—	$—	$7,050

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases	Sales
$3,397,358	$17,739,950

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.25% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 0.28%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of December 31, 2018, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

Expires 12/31/2019	Expires 12/31/2020	Expires 12/31/2021
$36,542	$167,384	$126,360

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2018 were as follows:

Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	—	$341,000	1	2.00%	$341,000

* For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$349,417	$7,113,149	$7,462,566

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,216,230	$272,843	$2,489,073

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$1,897,408	$11,013,973	$12,911,381	$62,427,812	$75,339,193

*The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,153,269	$85,974,126	$(23,546,314)	$62,427,812

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	100.0%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies,

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(2,216,230)
From net Realized Gains:	(272,843)

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory S&P 500 Index VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory S&P 500 Index VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$930.60	$1,023.79	$1.36	$1.43	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 99%.

Dividends qualifying for corporate dividends received a deduction of 98%.

For the year ended December 31, 2018, the Fund designated short-term and long-term capital gain distributions in the amount of $194,292 and $7,113,149, respectively.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index, noting that the Series' investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Series is net of expenses, while the performance of the benchmark index is gross returns and as a result, the Series generally will underperform its benchmark index due to fees and expenses. The Board considered the Series' tracking error as a factor in evaluating performance. The Board also considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group for all of the periods reviewed.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

The Board noted that the Adviser's investment management team replaced the predecessor fund's investment sub-adviser as portfolio managers for the Series upon completion of the Series' reorganization.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	4
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)
Trustee and Officer Information	28
Proxy Voting and Form N-Q Information	31
Expense Examples	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Sophus Emerging Markets VIP Series ("Fund") seeks to provide long-term capital appreciation. The Fund underperformed the MSCI Emerging Markets Index (Net) for the twelve-month period ended December 31, 2018. Emerging markets equities were under pressure for the better part of the year, as the strengthening U.S. dollar, global trade tensions, and tightening financial conditions created significant headwinds for the asset class. Sophus Capital employs a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

Market Overview

The year opened up strong with persistent and pervasive growth around the globe pushing equities higher and contributing to a strong risk on mode. However, as we got further into the year, a stronger U.S. dollar, a more hawkish Federal Reserve with the yield on the U.S. 10-year Treasury bond eclipsing 3%, the U.S./China trade war escalation, the Turkish and Argentinian currency crises causing fear of contagion across emerging markets, and concerns of slowing growth in China all contributed to a rapid and deep sell-off in emerging markets equities in the middle of the year. Slowing global growth fears grew as it became apparent that the economic growth in the U.S. was not translating globally. These fears escalated with the heightening of the U.S./China trade war mid-year. Global equities experienced a major risk-off episode in October with the worst sell-off since 2012, with emerging markets underperforming. China was among the biggest influencers of the direction of emerging markets for the month as soft macro data, including lower manufacturing and GDP numbers, appeared to confirm fears of an economic slowdown there. Supportive measures announced by the Chinese government and central bank officials, such as a cut in the reserve requirement ratio and the proposal of personal tax cuts, did very little to alleviate these concerns. Rising interest rates, with the yield on the 10-year U.S. Treasury bond hitting the highest point since 2011, and the continued strength in the U.S. dollar also continued to weigh on the asset class. A rally in late November and in to December on growing optimism of a trade deal, and a more dovish Fed helped emerging markets equities recover some, but not all, of their losses.

Performance Update

The Fund was down 18.97% versus the MSCI Emerging Market Index (net), which was down 14.58%.

4

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Portfolio Review

By sectors, the largest detractor from performance was stock selection in financials. The largest contributor to relative performance was stock selection in consumer staples. By country, the largest detractor was stock selection in South Korea. The largest contributor was stock selection in Brazil.

Outlook

2018 was a difficult year in emerging markets, to say the least. There was no shortage of headwinds for the asset class, including a stronger dollar. However, there is much to be optimistic about emerging markets for 2019. For starters, we expect the U.S. dollar to weaken, after rising 4.40% in 2018. We see the issues that boosted the dollar last year, namely stronger economic growth in the U.S. and higher interest rates, moderating in 2019 as fiscal stimulus measures have essentially played themselves out. Yet, a weaker dollar is not the only reason for our optimism. We believe the media attention about China's growth declining and the "loss of confidence" by the consumer is overblown. While recent retail sales figures are down, excluding autos, retail sales have been stable, while growth in the consumption of services is skyrocketing. Regarding the U.S./China trade dispute, as of this writing the trade truce that was agreed upon at the G20 meetings in December is ongoing (until March 1, 2019), and it appears the negotiations are moving in a favorable direction. While it is difficult to predict the ultimate outcome of the negotiations, even a partial resolution, or at least a stabilization of tariffs, would be viewed favorably by the markets.

Fundamentals continue to be positive across emerging markets, with country balance sheets still in relatively good shape. Corporate earnings growth continues to be healthy, as we are looking for 10%-12% for 2019 and is expected to eclipse earnings growth in the U.S. where the favorable impacts of the tax changes are rolling off. The emerging markets economic growth premium over developed markets contracted in 2018, but we expect that to widen again in 2019. Furthermore, valuations across emerging markets are attractive and roughly 15% below the mean, with the cyclically adjusted price to earnings ratio at roughly 30% below its historical average — a level last seen in late 2016. Finally, the secular trends in emerging markets remain intact with improving demographics and a rising middle class. All of this makes for a compelling reason to own emerging markets as part of a well-diversified portfolio. We continue to find attractive opportunities with the characteristics we seek — superior earnings growth at attractive valuations with revisions as the catalyst.

5

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series (continued)

Average Annual Return

Year Ended December 31, 2018

	Class I
Inception Date	10/17/94
	Net Asset Value	MSCI Emerging Markets Index (Net)[1]
One Year	–18.97%	–14.58%
Three Year	8.91%	9.25%
Five Year	1.65%	1.65%
Ten Year	8.20%	8.02%
Since Inception	6.95%	N/A

Expense Ratios

Gross	1.33%
With Applicable Waivers	1.33%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated May 1, 2018 (supplemented on June 29, 2018). Additional information pertaining to the Fund's expense ratios as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. You may not invest in the index and, unlike the Fund, the index does not incur fees or expenses. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2018
Security Description	Shares	Fair Value(a)
Common Stocks (96.9%)
Australia (0.6%):
Materials (0.6%):
BHP Billiton Ltd., ADR (b)	5,212	$251,688
Brazil (7.6%):
Communication Services (0.5%):
TIM Participacoes SA	74,200	226,682
Consumer Discretionary (2.0%):
Construtora Tenda SA	30,200	249,759
Lojas Renner SA	33,600	366,609
Tupy SA	44,300	229,827
		846,195
Energy (1.4%):
Petroleo Brasileiro SA, ADR	44,471	578,568
Financials (1.5%):
Banco Bradesco SA, ADR	63,342	626,452
Health Care (0.6%):
Odontoprev SA	77,000	272,829
Materials (0.9%):
Vale SA, ADR	28,995	382,444
Real Estate (0.7%):
Multiplan Empreendimentos Imobiliarios SA	43,800	274,486
		3,207,656
Chile (0.4%):
Energy (0.4%):
Empresas COPEC SA	13,055	157,219
China (23.9%):
Communication Services (7.5%):
Autohome, Inc., ADR	2,065	161,545
Baidu, Inc., ADR (c)	2,279	361,449
NetEase, Inc., ADR	1,093	257,260
Tencent Holdings Ltd.	59,730	2,394,152
		3,174,406
Consumer Discretionary (3.7%):
Alibaba Group Holding Ltd., ADR (c)	10,031	1,374,949
JNBY Design Ltd.	138,500	194,127
		1,569,076
Consumer Staples (1.7%):
Ausnutria Dairy Corp. Ltd. (b)	184,000	206,614
Chlitina Holding Ltd.	25,000	209,255
Want China Holdings Ltd.	441,000	308,574
		724,443

See notes to financial statements.

7

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Energy (0.7%):
PetroChina Co. Ltd.	506,000	$313,991
Financials (6.7%):
China Construction Bank Corp.	1,366,638	1,119,148
Industrial & Commercial Bank of China Ltd.	1,147,000	815,867
Ping An Insurance Group Co. of China Ltd.	101,000	891,080
		2,826,095
Health Care (0.3%):
3SBio, Inc. (d)	94,000	120,179
Industrials (1.4%):
China Railway Construction Corp. Ltd.	429,000	595,905
Materials (1.0%):
Anhui Conch Cement Co. Ltd.	92,500	447,338
Utilities (0.9%):
ENN Energy Holdings Ltd.	41,000	364,422
		10,135,855
Greece (0.8%):
Communication Services (0.5%):
Hellenic Telecommunications Organization SA	19,292	210,465
Industrials (0.3%):
Mytilineos Holdings SA	14,765	123,013
		333,478
Hong Kong (7.6%):
Communication Services (1.3%):
China Mobile Ltd.	55,000	532,247
Consumer Discretionary (1.1%):
Pacific Textiles Holdings	259,000	230,190
Xinyi Glass Holdings Ltd.	198,000	218,735
		448,925
Energy (1.0%):
CNOOC Ltd.	281,000	432,858
Health Care (0.4%):
CSPC Pharmaceutical Group Ltd. (b)	132,000	189,494
Industrials (1.1%):
NWS Holdings Ltd.	236,000	484,627
Information Technology (0.3%):
Kingboard Laminates Holdings Ltd.	174,000	143,741
Real Estate (2.4%):
China Resources Land Ltd.	88,000	338,529
Shimao Property Holdings Ltd.	248,500	661,900
		1,000,429
		3,232,321

See notes to financial statements.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Hungary (0.6%):
Financials (0.6%):
OTP Bank Public Co. Ltd.	6,451	$260,918
India (8.3%):
Consumer Discretionary (0.7%):
Mahindra & Mahindra Ltd.	25,274	290,836
Consumer Staples (0.9%):
Nestle India Ltd.	2,299	364,817
Energy (1.6%):
Reliance Industries Ltd.	41,784	670,666
Financials (0.7%):
Cholamandalam Investment and Finance Co. Ltd.	7,463	134,582
Indusind Bank Ltd.	7,578	173,538
		308,120
Industrials (1.3%):
Larsen & Toubro Ltd.	26,698	549,459
Information Technology (1.7%):
HCL Technologies Ltd.	22,701	313,725
Infosys Technologies, ADR	44,512	423,754
		737,479
Materials (0.6%):
Tata Steel Ltd.	34,121	254,448
Utilities (0.8%):
Mahanagar Gas Ltd.	25,199	326,133
		3,501,958
Indonesia (3.0%):
Consumer Discretionary (1.1%):
PT Astra International TBK	415,300	238,005
PT Sri Rejeki Isman TBK	8,956,900	223,798
		461,803
Consumer Staples (0.7%):
PT Indofood CBP Sukses Makmur TBK	370,900	269,964
Financials (1.2%):
PT Bank Negara Indonesia Persero TBK	842,100	516,711
		1,248,478
Korea, Republic Of (13.7%):
Communication Services (0.5%):
LG Uplus Corp.	14,160	223,807

See notes to financial statements.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Consumer Discretionary (3.0%):
Fila Korea Ltd.	8,246	$398,334
Hotel Shilla Co. Ltd. (b)	3,998	274,256
LG Electronics, Inc.	6,008	336,918
Youngone Corp.	6,803	234,315
		1,243,823
Consumer Staples (0.4%):
Neopharm Co. Ltd. (c)	4,500	181,851
Energy (0.6%):
SK Innovation Co. Ltd.	1,558	250,104
Financials (2.1%):
Hana Financial Group, Inc.	9,983	324,705
KB Financial Group, Inc.	13,745	573,449
		898,154
Industrials (1.6%):
Doosan Infracore Co. Ltd. (c)	41,587	283,351
Samsung Engineering Co., Ltd. (c)	25,416	401,418
		684,769
Information Technology (5.5%):
Samsung Electro-Mechanics Co. Ltd.	2,139	199,419
Samsung Electronics Co. Ltd.	61,523	2,141,913
		2,341,332
		5,823,840
Malaysia (1.1%):
Financials (0.6%):
Ammb Holdings Berhad	246,900	258,990
Industrials (0.5%):
Malaysia Airports Holdings Berhad	108,700	220,323
		479,313
Mexico (1.9%):
Consumer Discretionary (0.2%):
El Puerto de Liverpool Sab de CV	12,278	78,844
Financials (1.3%):
Banco del Bajio SA (d)	60,464	118,080
Grupo Financiero Banorte SAB de CV	87,645	427,256
		545,336
Materials (0.4%):
Alpek SAB de CV (c)	158,998	194,622
		818,802
Philippines (0.4%):
Financials (0.4%):
Metro Pacific Investments Co.	2,004,000	176,387

See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Poland (0.5%):
Financials (0.5%):
Bank Pekao SA	6,473	$188,839
Russian Federation (3.7%):
Energy (1.9%):
LUKOIL PJSC, ADR	11,183	797,977
		797,977
Financials (0.6%):
Sberbank of Russia PJSC, ADR	25,244	276,451
Materials (0.5%):
ALROSA AO	150,400	212,448
Utilities (0.7%):
Inter RAO UES PJSC	5,304,000	295,232
		1,582,108
Saudi Arabia (0.8%):
Financials (0.8%):
Al Rajhi Bank	13,757	320,615
South Africa (6.8%):
Communication Services (1.5%):
Naspers Ltd.	3,168	635,894
Consumer Discretionary (0.5%):
The Foschini Group Ltd.	19,873	230,078
Consumer Staples (0.7%):
The SPAR Group Ltd.	19,924	287,767
Financials (2.9%):
Absa Group Ltd.	49,515	557,150
Capitec Bank Holdings Ltd.	4,629	359,628
Nedbank Group Ltd.	16,437	314,290
		1,231,068
Materials (0.6%):
AngloGold Ashanti, Ltd.	18,466	235,182
Real Estate (0.6%):
Growthpoint Properties, Ltd.	162,339	264,545
		2,884,534
Taiwan (10.6%):
Consumer Staples (0.7%):
TCI Co. Ltd.	17,843	300,259
Financials (2.3%):
CTBC Financial Holding Co. Ltd.	941,000	618,948
Yuanta Financial Holding Co. Ltd.	702,000	352,928
		971,876
See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Industrials (0.6%):
Far Eastern New Century Corp.	264,000	$239,761
Information Technology (6.2%):
Chipbond Technology Corp.	124,000	248,996
Elite Material Co. Ltd.	52,000	111,232
Largan Precision Co. Ltd.	3,000	313,045
Taiwan Semiconductor Manufacturing Co. Ltd.	270,259	1,962,477
		2,635,750
Materials (0.8%):
Formosa Plastics Corp.	102,000	335,284
		4,482,930
Thailand (3.3%):
Energy (0.8%):
PTT Exploration & Production	104,200	361,641
Financials (1.3%):
Bangkok Bank PCL	60,600	378,238
TMB Bank Public Corp.	2,469,200	166,989
		545,227
Health Care (0.6%):
Bumrungrad Hospital PCL	45,400	261,349
Materials (0.6%):
Indorama Ventures	140,800	234,986
		1,403,203
United Arab Emirates (0.8%):
Financials (0.8%):
National Bank of Abu Dhabi PJSC	92,527	355,206
United Kingdom (0.5%):
Materials (0.5%):
Anglo American PLC	9,922	221,829
Total Common Stocks (Cost $39,094,657)		41,067,177
Preferred Stocks (2.4%)
Brazil (2.4%):
Financials (2.0%):
Itau Unibanco Holding S.A.	93,250	853,535
Industrials (0.4%):
Randon SA Implementos e Participacoes	79,800	190,554
		1,044,089
Total Preferred Stocks (Cost $922,901)		1,044,089

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2018
Security Description	Shares	Fair Value(a)
Collateral for Securities Loaned^ (1.5%)
United States (1.5%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.49% (e)	118,380	$118,380
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (e)	171,053	171,053
Fidelity Investments Prime Money Market Portfolio, Class I, 2.46% (e)	5,282	5,282
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.55% (e)	65,767	65,767
JPMorgan Prime Money Market Fund, Capital Class, 2.49% (e)	105,221	105,221
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.58% (e)	157,841	157,841
Total Collateral for Securities Loaned (Cost $623,544)		623,544
Total Investments (Cost $40,641,102) — 100.8%		42,734,810
Liabilities in excess of other assets — (0.8)%		(350,015)
NET ASSETS — 100.00%		$42,384,795

^  Purchased with cash collateral from securities on loan.

(a)  All securities, except those traded on exchanges in the United States (including ADRs) and Mexico were fair valued at December 31, 2018. See Note 2 for further information.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2018, the fair value of these securities was $238,259 and amounted to 0.6% of net assets.

(e)  Rate disclosed is the daily yield on December 31, 2018.

ADR — American Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2018
	Victory Sophus Emerging Markets VIP Series
ASSETS:
Investments, at value (Cost $40,641,102)	$42,734,810	(a)
Foreign currency, at value (Cost $7,671)	7,655
Cash and cash equivalents	225,865
Interest and dividends receivable	167,857
Receivable for capital shares issued	2,676
Receivable for investments sold	231,273
Reclaims receivable	532
Total Assets	43,370,668
LIABILITIES:
Payables:
Collateral received on loaned securities	623,544
Accrued foreign capital gains taxes	2,432
Investments purchased	119,842
Capital shares redeemed	141,811
Accrued expenses and other payables:
Investment advisory fees	44,556
Administration fees	2,239
Custodian fees	17,478
Transfer agent fees	49
Chief Compliance Officer fees	98
Trustees' fees	43
Other accrued expenses	33,781
Total Liabilities	985,873
NET ASSETS:
Capital	37,815,860
Total distributable earnings/(loss)	4,568,935
Net Assets	$42,384,795
Shares Outstanding (unlimited shares authorized, with a par value of $0.001 per share):	3,118,711
Net asset value:	$13.59

(a)  Includes $596,120 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2018
Victory Sophus Emerging Markets VIP Series
Investment Income:
Dividends	$1,499,545
Interest	3,383
Securities lending (net of fees)	11,560
Foreign tax withholding	(153,588)
Total Income	1,360,900
Expenses:
Investment advisory fees	553,678
Administration fees	33,115
Custodian fees	70,340
Transfer agent fees	317
Trustees' fees	5,205
Chief Compliance Officer fees	495
Legal and audit fees	36,448
Interest expense on line of credit	278
Interest expense on interfund lending	377
Other expenses	34,731
Recoupment of prior expenses waived/reimbursed by Adviser	8,198
Total Expenses	743,182
Net Investment Income (Loss)	617,718
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions and foreign currency translations	2,023,055
Foreign taxes on realized gains	(65,888)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(12,889,962)
Net change in accrued foreign taxes on unrealized gains	(32,019)
Net realized/unrealized gains (losses) on investments	(10,964,814)
Change in net assets resulting from operations	$(10,347,096)

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$617,718	$589,559
Net realized gains (losses) from investment transactions	1,957,167	9,014,684
Net change in unrealized appreciation (depreciation) on investments	(12,921,981)	10,215,009
Change in net assets resulting from operations	(10,347,096)	19,819,252
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(4,578,069)	(505,562)
Change in net assets resulting from capital transactions	(5,239,557)	(5,398,302)
Change in net assets	(20,164,722)	13,915,388
Net Assets:
Beginning of period	62,549,517	48,634,129
End of period	$42,384,795	$62,549,517
Capital Transactions:
Proceeds from shares issued	$3,506,148	$4,463,681
Distributions reinvested	4,578,069	505,562
Cost of shares redeemed	(13,323,774)	(10,367,545)
Change in net assets resulting from capital transactions	$(5,239,557)	$(5,398,302)
Share Transactions:
Issued	186,585	271,586
Reinvested	338,686	27,283
Redeemed	(735,217)	(637,452)
Change in Shares	(209,946)	(338,583)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$18.79	$13.26	$11.99		$13.81	$14.79
Investment Activities:
Net investment income (loss)	0.20 (a)	0.17 (a)	0.12	(a)	0.13 (a)	0.14
Net realized and unrealized gains (losses) on investments	(3.79)	5.51	1.14		(1.89)	(0.70)
Total from Investment Activities	(3.59)	5.68	1.26		(1.76)	(0.56)
Distributions to Shareholders:
Net investment income	(0.14)	(0.15)	(0.12)		(0.06)	(0.15)
Net realized gains from investments	(1.47)	—	—		—	(0.27)
Total Distributions to Shareholders	(1.61)	(0.15)	(0.12)		(0.06)	(0.42)
Capital Contributions from Prior Custodian, Net (See Note 8)	—	—	0.13		—	—
Net Asset Value, End of Period	$13.59	$18.79	$13.26		$11.99	$13.81
Total Return (b)	(18.97)%	42.88%	11.57	%(c)	(12.74)%	(3.71)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$42,385	$62,550	$48,634		$48,426	$62,782
Ratio of net expenses to average net assets	1.34%	1.33%	1.34%		1.35%	1.35%
Ratio of net investment income (loss) to average net assets	1.12%	1.03%	0.98%		0.92%	0.94%
Ratio of gross expenses to average net assets	1.34%	1.33%	1.35	%(d)	1.35%	1.35%
Portfolio turnover	105%	99%	102%		123%	135%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.95% for the period shown. (See Note 8)

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2018

1. Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory Sophus Emerging Markets VIP Series (the "Fund"). The Fund offers a single class of shares: Class I Shares. Sales of shares of the Fund may only be made to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. ("GIAC") that fund certain variable annuity and variable life insurance contracts issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life").

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments:

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs	Total
	Investments in Securities		Other Financial Investments	Investments in Securities	Investments in Securities	Other Financial Investments
Common Stocks	$5,987,550	(a)	$—	$35,079,627	$41,067,177	$—
Preferred Stocks	—		—	1,044,089	1,044,089	—
Collateral for Securities Loaned	623,544		—	—	623,544	—
Total	$6,611,094		$—	$36,123,716	$42,734,810	$—

(a)  All securities categorized as Mexico and all ADRs.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
$596,120	$623,544	$—	$1,232	$—	$28,656

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investments and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of December 31, 2018, on the Statement of Assets and Liabilities, there are no permanent book-to-tax differences reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund:

Purchases	Sales
$57,301,898	$66,277,818

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

(collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2019. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. For the year ended December 31, 2018, the expense limit (excluding voluntary waivers) is 1.35%.

The Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year ended December 31, 2018, if any, are reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser". As of December 31, 2018, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to foreign securities risk. Foreign securities (including ADRs and other depository receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

The Fund will be subject to emerging market risk. Risk of investment in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards and less developed legal systems.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2018 were as follows:

Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$1,100,000	3	3.08%	$1,600,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2018 were as follows:

Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$221,391	23	2.70%	$391,000

*  For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$437,091	$4,140,978	$4,578,069
Year Ended December 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$505,562	$—	$505,562

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$457,781	$2,248,688	$2,706,469	$1,862,466	$4,568,935

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$40,870,239	$15,670,554	$(13,805,983)	$1,864,571

8. Capital Contribution from Prior Custodian:

During 2016, the Fund received notification from the Fund's prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the over-billing, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Fund was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
GIAC	99.5%

10. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2018

will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows:

Distributions to Shareholders:

From net investment income:	$(505,562)
From net Realized Gains:	—

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Sophus Emerging Markets VIP Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Sophus Emerging Markets VIP Series (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

27

Victory Variable Insurance Funds	Supplemental Information December 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$849.20	$1,017.95	$6.71	$7.32	1.44%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 83%.

For the year ended December 31, 2018, the Fund designated long-term capital gain distributions in the amount of $4,140,978.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2018 were $0.42 and $0.20, respectively.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Series at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Series and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. The Board noted that prior to the Series' reorganization on July 29, 2016, the Series was managed by RS Investment Management Co. LLC, which was acquired by the Adviser on July 29, 2016. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Series and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Series' advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Series for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Series as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Series shareholders as the Series grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Series;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Series;

•  Total expenses of the Series, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Series at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Series;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Series for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Series and the Adviser.

The Board reviewed the Series' current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Series. In addition, the Board compared the Series' total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Series' peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2018

  (Unaudited)

provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Series do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board reviewed the Series' performance over one-, three-, five- and ten-year periods against the performance of the Series' selected peer group and benchmark index. The Board recognized that the performance of the Series and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems. The Board noted that, following the Series' reorganization, the Series is managed by substantially the same investment management team that managed the comparable predecessor fund.

The Board reviewed various other specific factors with respect to the Series, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Series' gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Series' peer group. The Board noted that the Series' net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Series' prospectus. The Board then compared the Series' performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Series outperformed both the benchmark index and the peer group for all of the periods reviewed.

Having considered, among other things: (1) that the Series' management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Series' total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Series' expenses during that period; and (4) the performance of the Series, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Series, was consistent with the best interests of the Series and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Series, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Series and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Series and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Series;

•  The Adviser's representations regarding its staffing and capabilities to manage the Series, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/18)

December 31, 2018

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	2
Fund Review and Commentary (Unaudited)	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Ernst & Young LLP, Independent Registered Public Accounting Firm	17
Supplemental Information (Unaudited)
Trustee and Officer Information	18
Proxy Voting and Form N-Q Information	20
Expense Examples	20
Additional Federal Income Tax Information	21
Advisory Contract Renewal	22
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. The year ended December 31, 2018, was marked by an abrupt return of volatility, which had largely been missing in action for years. Consider the range of highs and lows we witnessed. For the S&P 500 Index, it was a year in which we celebrated an all-time high in late summer, only to be followed by the worst December since the 2008 financial crisis. And if that wasn't enough volatility, the Dow Jones Industrial Average also registered several of its worst-ever, single-day point declines during 2018.

Through all that the S&P 500 clocked in with its first negative annual return since 2008, falling by 4.4 percent. Given the risk-off sentiment that was obvious as the year drew to a close, it's no surprise that small-cap stocks, as measured by the Russell 2000 Index, fared even worse, falling approximately 11.0 percent for the year. The challenges for equity investors were also evident around the world as the MSCI ACWI and Emerging Markets indexes declined 8.9 and 14.3 percent, respectively.

So what ushered in the renewed era of volatility and these challenging times? There were multiple culprits. For starters, trade tensions ratcheted up throughout the year as anti-global rhetoric bloomed into a series of new tariffs, which sparked concerns of a prolonged trade war with China. The Federal Reserve remained persistent in its monetary tightening, raising the benchmark interest rate four times throughout the year to a range of 2.25 to 2.5 percent. And then the year ended with a partial shutdown of the federal government. These factors conspired to elevate concerns of a possible recession here and abroad.

Yet despite the headline risks, we think it's critically important to remain focused on the data. By all accounts, the U.S. economy continued chugging along in 2018 with a real gross domestic product (GDP) rising 3.4 percent in the third quarter of 2018, the latest figures available from the Bureau of Economic Analysis. Moreover, the labor picture continues to shine with consistent monthly job growth and an unemployment rate of 3.9 percent. All this comes against a backdrop of low inflation and solid corporate earnings.

The markets, it appears, have been vacillating between the dire headlines and higher perceived risks on one hand, and the continued positive economic data on the other. Of course, no one knows where the Fed will stop raising rates, nor is there any certainty on how the trade turmoil ultimately gets resolved. For now, however, we continue to embrace our solid economic fundamentals. Moreover, we believe all of Victory Capital's independent investment franchises are well positioned to take advantage of any short-term valuation dislocations resulting from the current era of heightened volatility.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

2

Portfolio Commentary (Unaudited)

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Variable Insurance Diversified Stock Fund ("Fund") seeks to provide long-term growth of capital. The Fund returned -13.30% while the S&P 500® Index benchmark (the "Index") returned -4.38% for the year ended December 31, 2018. Performance has lagged the S&P 500® Index as of late in large part due to sector allocation (overweight cyclical sectors Financials/Energy, underweight defensive & secular growth sectors like Utilities/Staples/Health Care/Technology) and more granularly our positive exposure to value, volatility, and market sensitivity style factors, given the market's strong preference for high growth/high valuation stocks earlier in the year and the recent rotation into defensive names. Stock selection has also been challenged this year, though this is notwithstanding 4Q, which encouraging saw good performance in sectors that we have historically generated excess returns, i.e. Technology, Health Care and Consumer Discretionary.

Consumer Services was our top performing sector this year on a relative basis as good stock selection offset negative industry positioning. Our top performer was Nexstar Media Group, which owns 171 television stations reaching 100 markets and 39% of US households, while we also avoided weaker names like Facebook and Activision Blizzard. Nexstar was a position we entered in the fourth quarter, with our thesis centered on industry consolidation, solid recent trends in advertising revenue and free cash flow generation, and a much improved balance sheet. Shares materially outperformed in December after it was announced that Nexstar would be acquiring Tribune Media for $46.50/share, a deal that is expected to be highly accretive to free cash flow as well as position the company as the dominant player in the broadcast space.

Consumer Discretionary and Industrials were our worst performing sectors on a relative basis. The headwind we experienced from our value tilt was most acute in these sectors, while we also experienced some challenges from industry positioning and stock selection. Within Consumer Discretionary, it was our overexposure to homebuilders, which were pressured by rising rates, and underweight to Amazon and Netflix. Within Industrials, our overweight to machinery and building products dragged on results, while Patrick Industries was our most challenged position, with shares pressured by declining RV industry shipments as dealers continue to destock excess inventory. We exited our positions.

The Fund maintains material overweight allocations to the Industrial, Finance and Energy sectors, though within the sectors we raised industry exposures to aerospace & defense, investment banking and O&G refining, and reduced exposures to asset managers, E&Ps, and building products. We maintain underweight allocations to the Real Estate, Consumer Staples, Utilities, and Health Care sectors. For Materials, we've gone from a modest overweight to a more material underweight, while we've materially reduced our underweight allocation to Technology. Overall, the style currently has positive exposure to growth, earnings yield, and highly profitable companies with a smaller-cap bias.

The Fund continues to focus on companies that we believe have superior earnings growth, return on invested capital, and positive earnings/price momentum combined with a reasonable valuation over a wide spectrum of market capitalizations. We are confident that this combination of characteristics positions the Fund for strong competitive performance. These are the characteristics that have historically contributed to Munder's strong long-term record, and we firmly believe they will continue to serve our investors well.

3

Portfolio Commentary (Unaudited)

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended December 31, 2018

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	–13.30%	–4.38%
Three Year	4.44%	9.26%
Five Year	3.99%	8.49%
Ten Year	9.68%	13.12%
Since Inception	4.63%	N/A
Expense Ratios
Gross	0.94%
With Applicable Waivers	0.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratio is from the Fund's prospectus dated April 17, 2018. Additional information pertaining to the Fund's expense ratio as of December 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (92.5%):
Communication Services (10.2%):
Alphabet, Inc., Class C (a)	816	$845
Comcast Corp., Class A	15,784	538
Netflix, Inc. (a)	414	111
Nexstar Broadcasting Group, Inc., Class A	5,097	401
The Walt Disney Co.	2,578	282
T-Mobile US, Inc. (a)	5,948	378
Verizon Communications, Inc.	5,640	317
		2,872
Consumer Discretionary (10.2%):
Amazon.com, Inc. (a)	509	765
Asbury Automotive Group, Inc. (a)	4,307	287
Burlington Stores, Inc. (a)	2,134	347
Dollar General Corp.	3,507	379
O'Reilly Automotive, Inc. (a)	833	287
Penske Automotive Group, Inc.	5,929	239
Ross Stores, Inc.	2,331	194
The Home Depot, Inc.	2,243	385
		2,883
Consumer Staples (4.1%):
PepsiCo, Inc.	2,808	310
The Procter & Gamble Co.	3,350	308
Wal-Mart Stores, Inc.	5,675	529
		1,147
Energy (6.6%):
Chevron Corp.	5,092	555
EOG Resources, Inc.	2,663	232
Exxon Mobil Corp.	3,510	239
Occidental Petroleum Corp.	3,467	213
Phillips 66	4,293	370
Valero Energy Corp.	3,246	243
		1,852
Financials (15.0%):
Ally Financial, Inc.	15,795	358
Athene Holding Ltd., Class A (a)	8,255	329
Bank of America Corp.	12,347	304
Berkshire Hathaway, Inc., Class B (a)	3,181	649
Cathay General Bancorp	9,898	332
E*TRADE Financial Corp.	5,898	259
Essent Group Ltd. (a)	9,919	339
FCB Financial Holdings, Inc. (a)	5,645	190
JPMorgan Chase & Co.	4,145	404
Regions Financial Corp.	15,448	207
ServisFirst Bancshares, Inc.	4,620	147
SVB Financial Group (a)	1,656	315
TD Ameritrade Holding Corp.	8,069	395
		4,228

See notes to financial statements.
5

Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (13.3%):
AbbVie, Inc.	6,115	$564
Biogen, Inc. (a)	1,550	466
Cigna Corp.	1,337	254
CVS Health Corp.	1,865	122
HCA Holdings, Inc.	3,199	399
Innoviva, Inc. (a)	13,798	241
Johnson & Johnson	2,183	282
Medtronic PLC	1,553	141
Merck & Co., Inc.	2,687	205
Pfizer, Inc.	6,388	279
UnitedHealth Group, Inc.	1,579	393
Universal Health Services, Inc., Class B	3,380	394
		3,740
Industrials (13.4%):
Air Lease Corp.	7,785	235
Allison Transmission Holdings, Inc.	9,512	418
Comfort Systems USA, Inc.	5,295	231
J.B. Hunt Transport Services, Inc.	3,534	329
Marten Transport Ltd.	6,811	110
Norfolk Southern Corp.	2,446	366
PACCAR, Inc.	6,116	349
SkyWest, Inc.	4,593	204
The Boeing Co.	1,478	477
Union Pacific Corp.	3,607	499
United Rentals, Inc. (a)	2,685	275
United Technologies Corp.	2,659	283
		3,776
Information Technology (19.0%):
Apple, Inc.	4,440	700
Broadcom, Inc.	2,057	523
Cisco Systems, Inc.	13,425	582
Intel Corp.	13,306	625
KEMET Corp.	11,821	207
Mastercard, Inc., Class A	1,008	190
Microsoft Corp.	13,295	1,350
ON Semiconductor Corp. (a)	17,272	285
PayPal Holdings, Inc. (a)	1,707	144
Visa, Inc., Class A	1,484	195
Vishay Intertechnology, Inc.	8,068	145
Zebra Technologies Corp., Class A (a)	2,426	387
		5,333
Materials (0.7%):
Packaging Corp. of America	2,301	192
Total Common Stocks (Cost $25,228)		26,023
Exchange-Traded Funds (5.8%):
SPDR S&P 500 ETF Trust, 2.04% (b)	6,534	1,633
Total Exchange-Traded Fund (Cost $1,706)		1,633
Total Investments (Cost $26,934) — 98.3%		27,656
Other assets in excess of liabilities — 1.7%		474
NET ASSETS — 100.0%		$28,130

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

PLC — Public Liability Company

ETF — Exchange Traded Fund

See notes to financial statements.
6

  Statement of Assets and Liabilities

Victory Variable Insurance Funds  December 31, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Variable Insurance Diversified Stock Fund
ASSETS:
Investments, at value (Cost $26,934)	$27,656	(a)
Cash and cash equivalents	644
Dividends receivable	47
Total Assets	28,347
LIABILITIES:
Payables:
Investments purchased	110
Capital shares redeemed	64
Accrued expenses and other payables:
Investment advisory fees	7
Administration fees	2
Contract owner fees	14
Custodian fees	1
Transfer agent fees	—	(b)
Chief Compliance Officer fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	3
Other accrued expenses	16
Total Liabilities	217
NET ASSETS:
Capital	25,789
Total distributable earnings/(loss)	2,341
Net Assets	$28,130
Shares Outstanding (unlimited number of shares authorized, with a par value of $0.001 per share):	2,753
Net asset value, offering price & redemption price per share (c):	$10.22

(a)  Includes $150 of securities on loan.

(b)  Rounds to less than $1

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.
7

  Statement of Operations

Victory Variable Insurance Funds  For the Year Ended December 31, 2018

(Amounts in Thousands)

Victory Variable Insurance Diversified Stock Fund
Investment Income:
Dividends	$501
Interest	7
Securities lending (net of fees)	1
Foreign tax withholding	(1)
Total Income	508
Expenses:
Investment advisory fees	105
Administration fees	21
Contract owner fees	85
12b-1 fees	87
Custodian fees	2
Transfer agent fees	— (a)
Trustees' fees	3
Chief Compliance Officer fees	— (a)
Legal and audit fees	14
Interest expense on interfund lending	— (a)
Other expenses	17
Total Expenses	334
Net Investment Income (Loss)	174
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	1,594
Net change in unrealized appreciation/depreciation on investments	(6,154)
Net realized/unrealized gains (losses) on investments	(4,560)
Change in net assets resulting from operations	$(4,386)

(a)  Rounds to less than $1.

See notes to financial statements.
8

Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Variable Insurance Diversified Stock Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$174	$242
Net realized gains (losses) from investment transactions	1,594	5,822
Net change in unrealized appreciation/depreciation on investments	(6,154)	2,410
Change in net assets resulting from operations	(4,386)	8,474
Distributions to Shareholders: (a)
Change in net assets resulting from distributions to shareholders	(5,921)	(759)
Change in net assets resulting from capital transactions	(440)	(2,825)
Change in net assets	(10,747)	4,890
Net Assets:
Beginning of period	38,877	33,987
End of period	$28,130	$38,877
Capital Transactions:
Proceeds from shares issued	$235	$2,575
Dividends reinvested	5,921	759
Cost of shares redeemed	(6,596)	(6,159)
Change in net assets resulting from capital transactions	$(440)	$(2,825)
Share Transactions:
Issued	17	189
Reinvested	580	53
Redeemed	(451)	(460)
Change in Shares	146	(218)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 9 in the Notes to Financial Statements).

See notes to financial statements.
9

Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Variable Insurance Diversified Stock Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value, Beginning of Period	$14.91	$12.03	$12.75	$15.15	$13.87
Investment Activities:
Net investment income (loss)	0.07 (a)	0.09 (a)	0.13 (a)	0.09	0.13
Net realized and unrealized gains (losses) on investments	(2.07)	3.08	0.37	(0.53)	1.28
Total from Investment Activities	(2.00)	3.17	0.50	(0.44)	1.41
Distributions to Shareholders:
Net investment income	(0.06)	(0.09)	(0.13)	(0.09)	(0.13)
Net realized gains from investments	(2.63)	(0.20)	(0.09)	(1.87)	—
Total Distributions to Shareholders	(2.69)	(0.29)	(1.22)	(1.96)	(0.13)
Net Asset Value, End of Period	$10.22	$14.91	$12.03	$12.75	$15.15
Total Return (b)	(13.30)%	26.45%	3.90%	(3.11)%	10.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$28,130	$38,877	$33,987	$38,441	$48,524
Ratio of net expenses to average net assets	0.96%	0.94%	1.08%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets	0.50%	0.68%	1.06%	0.56%	0.89%
Portfolio turnover	114%	138%	86%	78%	70%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See notes to financial statements.
10

  Notes to Financial Statements

Victory Variable Insurance Funds  December 31, 2018

1.   Organization:

Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Trust is comprised of nine funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the Victory Variable Insurance Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.   Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees ("Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	Total
Common Stocks	$26,023	$26,023
Exchange-Traded Funds	1,633	1,633
Total	$27,656	$27,656

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Continued
11

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2018

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (in thousands) is a summary of the Fund's securities lending transactions which are subject to offset under the MSLA as of December 31, 2018. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
Securities on Loan)	Collateral Received	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
$150	$—	$—	$—	$158	$8

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, distribution reclassification, and deemed distribution due to shareholder redemptions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Continued
12

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2018

As of December 31, 2018, on the Statement of Assets and Liabilities, there were no permanent book-to-tax differences reclassification adjustments.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.   Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2018 were as follows for the Fund (in thousands):

Purchases	Sales
$39,137	$45,801

For the year ended December 31, 2018, there were no purchases or sales of U.S. Government Securities.

4.   Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with

Continued
13

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2018

Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Portfolios, Victory Institutional Funds, and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Trust's Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for approximately $1 thousand to life insurance companies to provide these services.

The Fund has entered into Contract Owner Administrative Services Agreements with certain contract owner servicing agents. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2018.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5.   Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The current agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended December 31, 2018, Citibank earned approximately $150,000 in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment

Continued
14

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2018

fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended December 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

The average loans for the days outstanding and average interest rate for the Fund during the year ended December 31, 2018 were as follows (in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2018	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$137	1	2.09%	$137

* For the year ended December 31, 2018, based on the number of days borrowings were outstanding.

7.   Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended December 31, 2018 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,582	$3,339	$5,921
Year Ended December 31, 2017 Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$242	$517	$759

As of the tax year ended December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$264	$1,443	$1,707	$634	$2,341

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

Continued
15

  Notes to Financial Statements — continued

Victory Variable Insurance Funds  December 31, 2018

During the tax year ended December 31, 2018, the Fund did not utilize capital loss carryforwards.

As of December 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$27,022	$7,018	$(6,384)	$634

8.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, the shareholders listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
New York Life Insurance and Annuity Corporation	90.2%

9.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments have no effect on the Fund's net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of December 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended December 31, 2017 from net investment income and net realized gains in the Fund were as follows (in thousands):

Distributions to Shareholders:

From net investment income:	$(242)
From net Realized Gains:	(517)

10.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Diversified Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Diversified Stock Fund (the "Fund") (one of the funds constituting the Victory Variable Insurance Funds (the "Trust")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Trust) at December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for each of the periods presented through December 31, 2015 were audited by other auditors, whose report dated February 22, 2016 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
February 15, 2019

17

  Supplemental Information

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees nine portfolios in the Trust, one portfolio in Victory Institutional Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D.T. Andrews, 71	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 46**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued
18

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017), Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Continued
19

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust expects to file a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT beginning March 1, 2019. Prior to that date, the Trust has filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value 12/31/18	Actual Expenses Paid During Period 7/1/18-12/31/18*	Hypothetical Expenses Paid During Period 7/1/18-12/31/18*	Annualized Expense Ratio During Period 7/1/18-12/31/18
$1,000.00	$894.40	$1,020.37	$4.58	$4.89	0.96%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Continued
20

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 5%.

Dividends qualifying for corporate dividends received a deduction of 5%.

For the year ended December 31, 2018, the Fund designated short-term and long-term capital gain distributions in the amount of $2,435 and $3,339, respectively.

Continued
21

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 5, 2018. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at a meeting on October 23, 2018. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. In addition, in 2017 the Independent Trustees, through their counsel, retained an independent consultant to assist with a review of the overall process for conducting the annual review of these advisory arrangements. The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability of the Fund. In addition, the Board compared the Fund's total operating expense ratio on a net and gross basis, taking into consideration any distribution or shareholder servicing fees and management fees with a universe of comparable mutual funds compiled by an independent consultant, FUSE Research Network, LLC ("FUSE"), and a peer group of funds with similar investment strategies selected by FUSE from the universe. The Board reviewed the factors and methodology used by FUSE in the selection of the Fund's peer group, including FUSE's selection of a broad universe of funds using the standard Retail Morningstar Categories, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to FUSE's methodology as compared to the prior year, including as a result of input from the Adviser, if any. With respect to the Fund, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which are generally viewed as a method by which the investment adviser shares any economies of scale with a fund as a fund grows.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index is gross returns. The Board considered the additional resources that the Adviser has committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board then compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2018, to that of the median performance of the peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, underperformed the peer group for the three-, five- and ten-year periods, and outperformed the peer group for the one-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; and (3) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Series' shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

Continued
22

  Supplemental Information — continued

Victory Variable Insurance Funds  December 31, 2018

(Unaudited)

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

23

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Visit our web site at: www.vcm.com	Call Victory at: 800-539-FUND (800-539-3863)

VF-VIDS-AR (12/18)

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Experts.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

	2018	2017
Audit Fees(1)	$164,970	$160,165
Audit-Related Fees(2)	0	0
Tax Fees(3)	42,937	41,684
All Other Fees(4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2018 and December 31, 2017, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2018 and 2017 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C)

(f) Not applicable.

(g)

2018	$133,280
2017	$273,979

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Change in the registrant’s independent public accountant is attached hereto.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	February 28, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	February 28, 2019